UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

  iShares Emerging Markets High Yield Bond ETF | EMHY | Cboe BZX

  iShares International High Yield Bond ETF | HYXU | Cboe BZX

  iShares J.P. Morgan EM Corporate Bond ETF | CEMB | Cboe BZX

  iShares J.P. Morgan EM Local Currency Bond ETF | LEMB | NYSE Arca

  iShares US & Intl High Yield Corp Bond ETF | GHYG | Cboe BZX

Market Overview

iShares, Inc.

Global Bond Market Overview

Global investment-grade bonds declined for the 12 months ended October 31, 2018 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned -2.05% in U.S. dollar terms for the reporting period.

The negative return for global bonds was driven primarily by rising global interest rates and mixed economic data. After a strong 2017, global economic growth eased in 2018 as areas of weakness appeared in several regions of the world. In addition, the global fixed-income markets were affected by a number of external developments, including escalating trade tensions between the U.S. and several of its trading partners (most notably China and Europe), as well as geopolitical conflicts in Turkey and the Middle East.

Regionally, the U.S. bond market declined as a strengthening U.S. economy led to higher interest rates. Driven in part by the stimulative effect of federal tax reform legislation, the U.S. economy grew by 3% for the 12 months ended September 2018, its highest year-over-year growth rate in more than three years. Faster economic growth drove the inflation rate to its highest level in more than six years in mid-2018. In this environment, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates four times during the reporting period, increasing its short-term interest rate target to 2.25%, the highest level in more than a decade. From a sector perspective, corporate bonds declined the most amid investor concerns about high corporate debt levels, a decline in average credit quality, and relatively high valuations. In contrast, asset-backed securities (bonds backed by credit card receivables, auto loans, and other debt) advanced for the reporting period, benefiting from their higher yields and relatively short maturities.

The smaller decline in European bond markets was driven in part by a slowdown in economic activity. After improving notably in 2017, economic growth in the Eurozone slowed markedly through the first three quarters of 2018. In particular, growth in the Italian economy slowed significantly following a debt-heavy budget proposed by Italy’s new populist government, which led to a sharp increase in the country’s bond yields late in the reporting period. Other major Eurozone economies, such as Germany and France, also weakened, but to a lesser extent. Despite the economic slowdown, the European Central Bank (“ECB”) reaffirmed its plan to end its quantitative easing measures by the end of 2018, though the ECB intends to maintain its zero interest-rate policy. In the U.K., slowing economic growth and concerns about the economic impact of Brexit when it takes effect in early 2019 kept bond yields relatively stable, leading to positive returns for British bonds.

Asia-Pacific bond markets also declined modestly for the reporting period as economic growth in the region slowed. In Japan, the nation’s longest period of sustained expansion in more than 20 years came to an end when the Japanese economy contracted in the first quarter of 2018. Japanese bond yields increased slightly during the reporting period but remained near historically low levels. In South Korea, bond yields declined as the nation’s economy grew at its slowest pace in nine years. In contrast, Australian bond yields increased as the country’s economy grew at its fastest rate in six years, benefiting from strong consumer spending and increasing commodities prices.

M A R K E T O V E R V I E W	5

Fund Summary as of October 31, 2018	iShares® Emerging Markets High Yield Bond ETF

Investment Objective

The iShares Emerging Markets High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the Morningstar® Emerging Markets High Yield Bond IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(5.96)%	3.71%	4.35%	(5.96)%	19.96%	32.38%
Fund Market	(6.30)	3.73	4.34	(6.30)	20.07	32.27
Index	(5.64)	4.00	4.71	(5.64)	21.67	35.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 968.60	$ 2.48		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® Emerging Markets High Yield Bond ETF

Portfolio Management Commentary

As represented by the Index, emerging market high-yield bonds posted a negative return for the reporting period amid weakening global growth and a number of high-profile currency and political crises. The leading detractors from performance were sovereign bonds of countries where interest rates rose and currencies declined significantly.

Specifically, Argentine bonds were the leading detractors from the Index’s performance amid a sharp decline in the value of the Argentine peso. A corruption scandal that involved some of Argentina’s largest corporations also negatively affected bonds, as demand for Argentine debt declined due to the perceived risk of an ongoing investigation.

Turkish bonds also detracted meaningfully from the Index’s return. Rising inflation, the depreciation of the Turkish lira, and concerns about the government’s ability to manage the economy led to an economic slowdown and a sharp increase in bond yields. Although the Turkish government initially attempted to keep interest rates low, significant interest rate increases late in the reporting period alleviated some pressure on Turkish bonds.

Venezuelan bonds were also notable detractors from the Index’s performance. Venezuela entered an economic crisis, inflation rose, and its currency collapsed in value relative to the U.S. dollar. In those conditions, the country defaulted on a number of its debt obligations. Chinese corporate bonds also detracted from the Index’s performance. A debt reduction campaign by the Chinese government reduced access to credit for many companies, resulting in a series of corporate bond defaults. In addition, a leading Chinese property developer and high-yield bond issuer struggled as the housing market cooled late in the reporting period. Russian corporate bonds also struggled due to new U.S. sanctions, which weighed on the economy and drove up Russian borrowing costs.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Baa	5.4%
Ba	48.5
B	31.7
Caa	3.4
C	1.3
Not Rated	9.7

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
Brazil	21.3%
Turkey	12.8
Argentina	8.2
Russia	7.0
China	4.9
South Africa	4.8
Lebanon	3.3
Ecuador	3.0
Ukraine	2.9
Dominican Republic	2.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2018	iShares® International High Yield Bond ETF

Investment Objective

The iShares International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(4.49)%	(0.01)%	3.14%	(4.49)%	(0.07)%	22.59%
Fund Market	(4.75)	(0.14)	3.14	(4.75)	(0.68)	22.53
Index	(4.17)	0.19	3.29	(4.17)	0.97	23.70

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 927.30	$ 1.94		$ 1,000.00	$ 1,023.20	$ 2.04		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of October 31, 2018 (continued)	iShares® International High Yield Bond ETF

Portfolio Management Commentary

As represented by the Index, international high-yield bonds declined during the reporting period, reflecting an increase in interest rates and slower economic growth across developed markets outside the U.S. From a country perspective, euro-denominated bonds were the leading detractors from the Index’s performance. Italian bonds detracted the most amid political uncertainty and concern about the government’s creditworthiness after the 2019 budget increased Italy’s deficit spending. Sharply higher Italian government bond yields negatively affected high-yield bonds because they increase financing costs and indicate the potential for slower growth ahead. In addition, many Italian corporations hold a significant amount of government bonds, so lower prices and potential credit downgrades adversely affect their balance sheets.

French bonds also declined amid rising interest rates and slower economic growth, which weighed on credit-sensitive corporate bonds. High levels of debt, which caused the French government to restrict bank lending to some companies, also affected French corporate bonds. Other notable detractors in the euro bloc included Germany and the Netherlands, where rates were volatile and economic growth slowed. A weaker euro further limited the performance of all these bonds in U.S. dollar terms.

High-yield bonds in the U.S. and the U.K. also detracted from the Index’s performance. Although U.S. high-yield corporate bonds benefited from tax cuts, strong economic growth, and limited bond supply, a number of issuers in the Index were affected by exposure to the automotive and manufacturing industries. In the U.K., bonds issued by automakers were the leading detractors. In addition, negotiation challenges related to the U.K.’s exit from the E.U. weighed on the British pound, which depreciated by approximately 4% against the U.S. dollar.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Baa	0.4%
Ba	56.0
B	26.6
Caa	5.0
Not Rated	12.0

TEN LARGEST HOLDINGS

Country	Percent of Total Investments(a)
Italy	19.4%
United States	16.9
France	13.2
Germany	8.8
United Kingdom	8.2
Netherlands	5.1
Spain	4.2
Luxembourg	4.1
Ireland	3.6
Sweden	3.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2018	iShares® J.P. Morgan EM Corporate Bond ETF

Investment Objective

The iShares J.P. Morgan EM Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the J.P. Morgan CEMBI Broad Diversified Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(3.09)%	3.16%	3.41%	(3.09)%	16.84%	24.54%
Fund Market	(3.34)	3.58	3.40	(3.34)	19.22	24.44
Index(a)	(2.38)	3.79	4.01	(2.38)	20.41	29.27

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/12. The first day of secondary market trading was 4/19/12.

(a)

Index performance through May 31, 2017 reflects the performance of the Morningstar® Emerging Markets Corporate Bond IndexSM. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan CEMBI Broad Diversified Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 991.00	$ 2.51		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® J.P. Morgan EM Corporate Bond ETF

Portfolio Management Commentary

As represented by the index, U.S. dollar-denominated emerging market corporate bonds posted a negative return for the reporting period. Rising U.S. interest rates and a strengthening U.S. dollar made servicing debt more expensive for companies and countries with U.S. dollar-denominated bonds. Though debt denominated in U.S. dollars avoids direct currency exposure, it can still be affected indirectly if a company’s ability to make payments in U.S. dollars is impaired. This is true for companies that do business and earn revenues in local currency terms, but whose debt is denominated in U.S. dollars.

Turkish bonds were the largest detractors from the Index’s return. Rising inflation, the depreciation of the Turkish lira, and concerns about the government’s ability to manage the economy led to an economic slowdown and a sharp increase in bond yields. While the Turkish government initially attempted to keep interest rates low, significant interest rate increases late in the reporting period helped to alleviate some pressure on Turkish bonds.

Chinese corporate bonds were the largest detractors from the Index’s return. A debt reduction campaign by the Chinese government reduced access to credit for many Chinese companies, resulting in a series of corporate bond defaults. This caused investors to demand higher yield to offset increased risk and drive bond prices down.

Corporate debt from Argentina also detracted from the Index’s performance amid a sharp decline in the value of the Argentine peso. A corruption scandal that involved some of Argentina’s largest corporations also negatively affected bonds, as demand for Argentine debt declined due to the perceived risk of an ongoing investigation. Russian corporate bonds also struggled due to new U.S. sanctions, which drove up Russian borrowing costs and threatened to weigh on Russian economic growth.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Aa	3.4%
A	19.2
Baa	30.0
Ba	18.1
B	13.0
Caa	0.7
Not Rated	15.6

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
China	9.1%
Brazil	7.8
Russia	5.9
Mexico	5.6
Hong Kong	5.4
United Arab Emirates	5.4
India	5.2
Colombia	4.9
Israel	4.8
South Korea	4.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2018	iShares® J.P. Morgan EM Local Currency Bond ETF

Investment Objective

The iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(7.71)%	(2.34)%	(0.52)%	(7.71)%	(11.17)%	(3.58)%
Fund Market	(7.64)	(2.23)	(0.52)	(7.64)	(10.68)	(3.60)
Index(a)	(6.85)	(1.69)	0.00	(6.85)	(8.19)	0.04

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

(a)

Index performance through May 31, 2017 reflects the performance of the Bloomberg Barclays Emerging Markets Broad Local Currency Bond Index. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 887.20	$ 1.57		$ 1,000.00	$ 1,023.50	$ 1.68		0.33%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® J.P. Morgan EM Local Currency Bond ETF

Portfolio Management Commentary

As represented by the Index, emerging market bonds denominated in local currencies posted a negative return for the reporting period. Rising short-term U.S. interest rates reduced the appeal of foreign bonds relative to U.S. securities for income-oriented investors. Higher U.S. interest rates and a strong U.S. economy also meant that most emerging market currencies lost value relative to the U.S. dollar, which reduced the value of assets denominated in those currencies.

Bonds issued by Argentina, where a currency crisis affected markets during the reporting period, were the leading detractors from the Index’s performance. The combination of high fiscal deficits, a large trade deficit, and surging inflation caused the Argentine peso to lose more than half of its value relative to the U.S. dollar. This caused investors to be concerned about the ability of the government to service its debt and prompted the government to take out a loan from the International Monetary Fund. In an attempt to support the Argentine peso, interest rates were raised dramatically, endangering the country’s fragile economy.

Turkish bonds were also significant detractors, as rising inflation, the depreciation of the Turkish lira, and concerns about the government’s ability to control the economy led to an economic slowdown and a sharp increase in bond yields. While the Turkish government initially attempted to keep interest rates low, significant interest rate increases late in the reporting period alleviated some pressure on Turkish bonds.

Debt from Uruguay detracted from the Index’s return as the Uruguayan peso depreciated against the U.S. dollar. Indonesian bonds, which have a particularly high rate of foreign ownership, were negatively affected when some investors shifted capital out of Indonesia in search of higher yields.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
A	25.5%
Baa	21.7
Ba	20.7
B	5.2
Not Rated	26.9

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
Brazil	15.1%
Mexico	8.0
Argentina	5.2
Indonesia	4.6
Thailand	4.6
Malaysia	4.6
Poland	4.5
Czech Republic	4.5
Russia	4.5
Philippines	4.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF

Investment Objective

The iShares US & Intl High Yield Corp Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.71)%	2.73%	4.49%	(0.71)%	14.43%	33.48%
Fund Market	(0.85)	2.66	4.50	(0.85)	14.04	33.63
Index	(0.57)	2.90	4.66	(0.57)	15.34	34.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 989.10	$ 2.01		$ 1,000.00	$ 1,023.20	$ 2.04		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2018 (continued)	iShares® US & Intl High Yield Corp Bond ETF

Portfolio Management Commentary

The Index declined modestly during the reporting period, reflecting an increase in interest rates across developed markets. From a country perspective, euro-denominated bonds detracted the most from the Index’s performance. Interest rates rose in Italy, France, and Germany even as economic growth slowed. In addition, a weaker euro weighed on their performance in U.S. dollar terms. Bonds issued by U.S. companies, which made up approximately 65% of the Index on average, managed small gains and were the leading contributors. U.S. high-yield corporate bonds benefited from tax cuts, strong economic growth, and limited bond supply.

From a sector perspective, industrial bonds detracted the most from the Index’s return, led by consumer cyclicals companies. The leading detractors in the industry were automotive bonds. Concerns about a global slowdown in auto sales as a result of trade tensions between the U.S. and China weighed on auto manufacturers and parts providers. Bonds in the financial sector were another source of weakness. Banking industry bond prices declined despite relatively stable credit quality and solid earnings, as banks contended with competition over deposits, trade disputes, and rising tariffs.

At the other end of the spectrum, consumer non cyclicals bonds contributed the most to the Index’s performance. Pharmaceutical and healthcare bonds were helped by a wave of new drug approvals in the U.S., as well as rising procedure and patient treatment volumes.

Looking at performance by credit rating, the higher-rated portion of the Index declined slightly, while the lowest-rated segments of the Index rose. This reflects the favorable credit environment and investor demand for the highest-yielding securities. Consequently in the U.S., the spread, or difference in yield, between Treasury bonds and the lowest-rated segment of the market declined by 75 basis points during the reporting period. When yield spreads narrow, lower-rated bonds outperform.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Baa	0.8%
Ba	45.5
B	37.1
Caa	11.5
Ca	0.6
C	0.1
Not Rated	4.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
United States	66.8%
Italy	5.0
United Kingdom	3.9
France	3.8
Canada	3.3
Germany	3.3
Luxembourg	3.0
Netherlands	2.4
Ireland	1.8
Spain	1.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Argentina — 1.2%
Pampa Energia SA
7.38%, 07/21/23 (Call 07/21/20)(b)	$300	$276,375
7.50%, 01/24/27 (Call 01/24/22)(b)	650	562,250
YPF SA
6.95%, 07/21/27(b)	800	678,000
7.00%, 12/15/47 (Call 06/15/47)(b)	700	529,410
8.50%, 03/23/21(b)	900	905,625
8.50%, 07/28/25(b)	1,185	1,125,246
8.75%, 04/04/24(b)	616	605,990

		4,682,896
Azerbaijan — 0.4%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(b)	1,386	1,480,595

Bahrain — 0.2%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(b)	800	776,000

Brazil — 15.1%
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22(b)	600	614,100
5.90%, 01/16/21(b)	1,190	1,206,898
Banco BTG Pactual SA/Cayman Islands
4.00%, 01/16/20(b)	608	598,880
5.50%, 01/31/23(b)	400	385,500
Banco do Brasil SA/Cayman, 4.88%, 04/19/23(b)	400	390,000
Banco do Brasil SA/Cayman Islands
3.88%, 10/10/22	1,400	1,329,370
4.63%, 01/15/25(b)	800	752,960
5.38%, 01/15/21(b)	568	573,680
5.88%, 01/26/22(b)	900	910,845
5.88%, 01/19/23(b)	600	609,360
6.00%, 01/22/20(b)	400	408,500
Banco Votorantim SA, 7.38%, 01/21/20(b)	492	505,235
Braskem Finance Ltd.
5.38%, 05/02/22(b)	200	202,750
5.75%, 04/15/21(b)	800	819,000
6.45%, 02/03/24	600	628,800
BRF SA
3.95%, 05/22/23(b)	400	361,000
4.75%, 05/22/24(b)	600	547,500
Caixa Economica Federal
3.50%, 11/07/22(b)	450	429,750
7.25%, 07/23/24 (Call 07/23/19)(b)(c)(d)	400	402,000
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(b)	800	851,800
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(b)	1,200	1,204,800
CSN Resources SA, 6.50%, 07/21/20(b)	892	866,453
Embraer Netherlands Finance BV, 5.05%, 06/15/25	400	411,000
Embraer Overseas Ltd., 5.70%, 09/16/23(b)	550	576,125
Fibria Overseas Finance Ltd., 5.25%, 05/12/24	500	507,500
Gerdau Trade Inc., 4.75%, 04/15/23(b)	600	599,250
Gol Finance Inc., 7.00%, 01/31/25 (Call 01/31/22)(b)	500	433,163
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(b)	1,000	1,018,750
Itau Unibanco Holding SA/Cayman Islands
5.13%, 05/13/23(b)	820	820,205
5.50%, 08/06/22(b)	960	973,920
5.65%, 03/19/22(b)	1,200	1,221,000
5.75%, 01/22/21(b)	1,133	1,157,076
6.20%, 04/15/20(b)	700	718,550

Security	Par (000)	Value

Brazil (continued)
6.20%, 12/21/21(b)	$800	$826,000
JBS Investments GmbH, 7.25%, 04/03/24 (Call 04/03/19)(b)	600	605,325
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)(b)	650	622,547
5.88%, 07/15/24 (Call 07/15/19)(b)	525	515,287
6.75%, 02/15/28 (Call 02/15/23)(b)	700	674,625
7.25%, 06/01/21 (Call 06/01/19)(b)	1,000	1,012,335
Klabin Finance SA
4.88%, 09/19/27(b)	200	180,190
5.25%, 07/16/24(b)	700	683,515
MARB BondCo PLC
6.88%, 01/19/25 (Call 01/19/21)(b)	600	563,070
7.00%, 03/15/24 (Call 03/15/20)(b)	600	572,160
Marfrig Holdings Europe BV, 8.00%, 06/08/23 (Call 06/08/19)(b)	800	809,400
Minerva Luxembourg SA, 6.50%, 09/20/26 (Call 09/20/21)(b)	1,173	1,077,870
Odebrecht Finance Ltd.
4.38%, 04/25/25(b)	500	77,500
5.25%, 06/27/29(b)	400	66,000
7.13%, 06/26/42 (Call 12/26/41)(b)	620	97,650
Petrobras Global Finance BV
4.38%, 05/20/23	2,806	2,719,014
5.30%, 01/27/25	2,700	2,567,700
5.38%, 01/27/21	694	707,880
5.63%, 05/20/43	600	496,500
5.75%, 02/01/29	1,742	1,611,350
6.00%, 01/27/28	4,368	4,135,404
6.13%, 01/17/22	909	941,769
6.25%, 03/17/24	1,961	1,981,100
6.75%, 01/27/41	500	469,950
6.85%, 06/05/15	1,783	1,577,955
6.88%, 01/20/40	1,103	1,042,170
7.25%, 03/17/44	1,286	1,240,990
7.38%, 01/17/27	2,801	2,885,310
8.38%, 05/23/21	999	1,089,160
8.75%, 05/23/26	2,279	2,529,348
Rio Oil Finance Trust, Series 2014-1, 9.25%, 07/06/24(b)	1,138	1,214,926
Rumo Luxembourg Sarl
5.88%, 01/18/25 (Call 01/18/22)(b)	800	759,000
7.38%, 02/09/24 (Call 02/09/21)(b)	200	206,750
Votorantim Cimentos SA, 7.25%, 04/05/41(b)	650	666,900

		60,262,370
Chile — 0.3%
VTR Finance BV, 6.88%, 01/15/24 (Call 01/15/19)(b)	1,000	1,010,000

China — 4.8%
Agile Group Holdings Ltd.
8.50%, 07/18/21 (Call 07/18/20)(b)	600	584,919
9.00%, 05/21/20 (Call 05/21/19)(b)	400	411,170
CFLD Cayman Investment Ltd., 6.50%, 12/21/20(b)	600	540,000
China Evergrande Group
6.25%, 06/28/21(b)	814	724,220
7.50%, 06/28/23 (Call 06/28/20)(b)	800	642,684
8.25%, 03/23/22 (Call 03/23/20)(b)	600	529,500
8.75%, 06/28/25 (Call 06/28/21)(b)	3,666	2,873,227
9.50%, 03/29/24 (Call 03/29/21)(b)	700	574,000
China SCE Group Holdings Ltd.
5.88%, 03/10/22 (Call 03/10/20)(b)	600	513,732
7.45%, 04/17/21 (Call 04/17/20)(b)	400	372,586

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2018	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
CIFI Holdings Group Co. Ltd.
5.50%, 01/23/22 (Call 01/23/20)(b)	$600	$520,656
6.88%, 04/23/21 (Call 04/23/20)(b)	200	186,000
Country Garden Holdings Co. Ltd.
4.75%, 07/25/22 (Call 07/25/20)(b)	400	343,500
4.75%, 09/28/23 (Call 09/28/20)(b)	500	408,238
7.25%, 04/04/21 (Call 10/04/19)(b)	700	682,850
7.50%, 03/09/20 (Call 03/09/19)(b)	600	596,250
Easy Tactic Ltd.
5.75%, 01/13/22 (Call 01/13/20)(b)	600	522,750
5.88%, 02/13/23 (Call 11/17/20)(b)	200	167,425
7.00%, 04/25/21 (Call 04/25/20)(b)	800	748,000
Fantasia Holdings Group Co. Ltd.
7.38%, 10/04/21 (Call 10/04/19)(b)	400	275,866
8.38%, 03/08/21(b)	400	296,000
Fortune Star BVI Ltd.
5.25%, 03/23/22 (Call 03/23/20)(b)	1,200	1,079,166
5.38%, 12/05/20(b)	200	194,234
Greenland Global Investment Ltd., 5.88%, 07/03/24(b)	400	325,164
KWG Group Holdings Ltd., 6.00%, 09/15/22 (Call 03/15/20)(b)	486	414,315
New Metro Global Ltd., 6.50%, 04/23/21 (Call 04/23/20)(b)	400	376,058
Powerlong Real Estate Holdings Ltd., 5.95%, 07/19/20(b)	400	368,000
Ronshine China Holdings Ltd., 8.25%, 02/01/21(b)	600	552,738
Shimao Property Holdings Ltd.
4.75%, 07/03/22 (Call 07/03/20)(b)	800	705,000
8.38%, 02/10/22 (Call 02/10/19)(b)	956	967,950
Sunac China Holdings Ltd.
7.35%, 07/19/21 (Call 07/19/20)(b)	600	544,500
7.95%, 08/08/22 (Call 08/08/20)(b)	200	177,994
Times China Holdings Ltd., 6.25%, 01/17/21 (Call 01/31/20)(b)	600	548,841
Yuzhou Properties Co. Ltd., 7.90%, 05/11/21 (Call 05/11/20)(b)	600	570,723

		19,338,256
Colombia — 1.3%
Banco de Bogota SA
4.38%, 08/03/27(b)	600	559,500
5.38%, 02/19/23(b)	400	400,000
6.25%, 05/12/26(b)	600	613,125
Bancolombia SA
4.88%, 10/18/27 (Call 10/18/22)(c)(d)	400	383,660
5.13%, 09/11/22	963	969,018
Colombia Telecomunicaciones SA ESP, 5.38%, 09/27/22 (Call 09/27/19)(b)	545	542,684
Grupo Aval Ltd., 4.75%, 09/26/22(b)	800	787,000
Millicom International Cellular SA, 6.00%, 03/15/25 (Call 03/15/20)(b)	900	884,250

		5,139,237
Costa Rica — 0.1%
Banco Nacional de Costa Rica, 5.88%, 04/25/21(b)	435	416,513

Ghana — 0.1%
Tullow Oil PLC, 7.00%, 03/01/25 (Call 03/01/21)(b)	600	585,750

India — 1.2%
ABJA Investment Co. Pte Ltd.
4.85%, 01/31/20(b)	200	198,887
5.45%, 01/24/28(b)	1,000	858,750
5.95%, 07/31/24(b)	625	617,725
Greenko Dutch BV, 5.25%, 07/24/24 (Call 07/24/20)(b)	400	360,534
JSW Steel Ltd., 5.25%, 04/13/22(b)	600	581,250

Security	Par (000)	Value

India (continued)
Vedanta Resources PLC
6.13%, 08/09/24 (Call 08/09/21)(b)	$400	$352,960
6.38%, 07/30/22(b)	600	560,488
7.13%, 05/31/23(b)	500	468,955
8.25%, 06/07/21(b)	700	709,202

		4,708,751
Indonesia — 0.1%
Pelabuhan Indonesia III Persero PT, 4.88%, 10/01/24(b)	400	390,480

Israel — 2.4%
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	350	317,007
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	2,351	2,192,307
2.80%, 07/21/23	2,275	1,997,143
3.15%, 10/01/26	2,600	2,109,250
4.10%, 10/01/46	1,300	885,775
6.00%, 04/15/24 (Call 01/15/24)	1,200	1,189,830
6.75%, 03/01/28 (Call 12/01/27)	1,000	1,016,485

		9,707,797
Jamaica — 0.7%
Digicel Group Ltd.
7.13%, 04/01/22 (Call 04/01/19)(b)	650	404,625
8.25%, 09/30/20 (Call 12/13/18)(b)	1,500	1,068,750
Digicel Ltd.
6.00%, 04/15/21 (Call 04/15/19)(b)	850	771,375
6.75%, 03/01/23 (Call 03/01/19)(b)	800	642,000

		2,886,750
Kazakhstan — 1.2%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(b)	1,050	1,030,575
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 01/28/21(b)	600	631,950
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42(b)	800	866,000
KazMunayGas National Co. JSC
3.88%, 04/19/22(b)	400	396,000
4.75%, 04/19/27(b)	600	586,500
5.75%, 04/19/47(b)	977	930,593
Nostrum Oil & Gas Finance BV, 8.00%, 07/25/22 (Call 07/25/19)(b)	600	510,750

		4,952,368
Mexico — 1.4%
Axtel SAB de CV, 6.38%, 11/14/24 (Call 11/14/20)(b)	200	191,000
Banco Mercantil del Norte SA/Grand Cayman, 5.75%, 10/04/31 (Call 10/04/26)(b)(c)(d)	400	364,000
Banco Nacional de Comercio Exterior SNC, 3.80%, 08/11/26 (Call 08/11/21)(b)(c)(d)	700	670,250
BBVA Bancomer SA/Texas
5.13%, 01/18/33 (Call 01/18/28)(b)(c)(d)	800	704,000
7.25%, 04/22/20(b)	800	821,800
Cemex Finance LLC, 6.00%, 04/01/24 (Call 04/01/19)(b)	850	846,281
Cemex SAB de CV
5.70%, 01/11/25 (Call 01/11/20)(b)	700	681,853
6.13%, 05/05/25 (Call 05/05/20)(b)	400	397,380
7.75%, 04/16/26 (Call 04/16/21)(b)	800	840,000

		5,516,564
Oman — 0.3%
Bank Muscat SAOG, 3.75%, 05/03/21(b)	400	387,000
Lamar Funding Ltd., 3.96%, 05/07/25(b)	800	700,000

		1,087,000

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama — 0.2%
Sable International Finance Ltd., 6.88%, 08/01/22 (Call 08/01/19)(b)	$650	$677,625

Russia — 2.9%
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.75%, 04/28/21(b)	750	788,437
Credit Bank of Moscow Via CBOM Finance PLC
5.55%, 02/14/23(b)	600	553,500
7.50%, 10/05/27 (Call 10/05/22)(b)(c)(d)	400	301,500
Evraz Group SA
5.38%, 03/20/23(b)	600	588,000
6.50%, 04/22/20(b)	336	340,620
6.75%, 01/31/22(b)	400	410,000
8.25%, 01/28/21(b)	750	791,250
Gazprombank OAO Via GPB Eurobond Finance PLC, 7.50%, 12/28/23 (Call 12/28/18)(b)(c)(d)	600	587,250
GTLK Europe DAC, 5.13%, 05/31/24(b)	600	543,750
Metalloinvest Finance DAC, 4.85%, 05/02/24(b)	600	565,500
Polyus Finance PLC, 5.25%, 02/07/23(b)	600	576,750
Polyus Gold International Ltd., 5.63%, 04/29/20(b)	600	602,400
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22(b)	1,600	1,572,000
VEON Holdings BV
3.95%, 06/16/21 (Call 03/16/21)(b)	400	387,000
4.95%, 06/16/24 (Call 03/16/24)(b)	600	566,250
5.95%, 02/13/23(b)	600	601,500
7.50%, 03/01/22(b)	600	637,500
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22(b)	1,200	1,170,000

		11,583,207
South Africa — 1.9%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	645	647,419
5.38%, 04/15/20	309	313,017
Eskom Holdings SOC Ltd.
5.75%, 01/26/21(b)	1,200	1,150,800
6.35%, 08/10/28(b)	1,000	963,750
6.75%, 08/06/23(b)	617	577,697
7.13%, 02/11/25(b)	860	804,100
8.45%, 08/10/28(b)	400	386,400
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(b)(c)(d)	600	581,250
Gold Fields Orogen Holding BVI Ltd., 4.88%, 10/07/20(b)	800	799,000
MTN Mauritius Investment Ltd., 4.76%, 11/11/24(b)	600	538,500
Transnet SOC Ltd., 4.00%, 07/26/22(b)	671	627,720

		7,389,653
South Korea — 0.1%
Woori Bank, 5.00%, 06/10/45 (Call 06/10/20)(b)(c)(d)	400	397,420

Trinidad And Tobago — 0.1%
Consolidated Energy Finance SA, 6.88%, 06/15/25 (Call 06/15/20)(b)	450	458,452

Turkey — 4.0%
Akbank T.A.S., 4.00%, 01/24/20(b)	200	193,000
Akbank Turk AS
5.00%, 10/24/22(b)	450	411,188
5.13%, 03/31/25(b)	200	171,250
7.20%, 03/16/27 (Call 03/16/22)(b)(c)(d)	500	419,375
KOC Holding AS, 5.25%, 03/15/23 (Call 12/15/22)(b)	1,000	941,250
QNB Finansbank AS, 4.88%, 05/19/22(b)	688	635,712
TC Ziraat Bankasi AS
4.75%, 04/29/21(b)	200	182,750
5.13%, 05/03/22(b)	1,170	1,039,837

Security	Par (000)	Value

Turkey (continued)
Turk Telekomunikasyon AS, 4.88%, 06/19/24(b)	$600	$517,500
Turkcell Iletisim Hizmetleri AS
5.75%, 10/15/25(b)	200	181,000
5.80%, 04/11/28 (Call 01/11/28)(b)	400	343,500
Turkiye Garanti Bankasi AS
5.25%, 09/13/22(b)	800	737,000
5.88%, 03/16/23(b)	400	370,000
6.13%, 05/24/27 (Call 05/24/22)(b)(c)(d)	600	498,000
6.25%, 04/20/21(b)	200	196,500
Turkiye Halk Bankasi AS
3.88%, 02/05/20(b)	800	719,000
4.75%, 02/11/21(b)	500	421,875
5.00%, 07/13/21(b)	300	253,125
Turkiye Is Bankasi AS
5.00%, 04/30/20(b)	600	567,750
5.00%, 06/25/21(b)	724	638,930
5.38%, 10/06/21(b)	700	616,875
6.00%, 10/24/22(b)	850	701,250
6.13%, 04/25/24(b)	1,100	910,250
7.00%, 06/29/28 (Call 06/29/23)(b)(c)(d)	200	146,000
Turkiye Vakiflar Bankasi TAO
5.50%, 10/27/21(b)	800	718,000
5.75%, 01/30/23(b)	800	694,000
6.00%, 11/01/22(b)	200	164,500
6.88%, 02/03/25 (Call 02/03/20)(b)(c)(d)	200	164,000
Yapi ve Kredi Bankasi AS
4.00%, 01/22/20(b)	297	281,779
5.50%, 12/06/22(b)	600	486,000
5.75%, 02/24/22(b)	550	496,375
5.85%, 06/21/24(b)	600	509,250
6.10%, 03/16/23(b)	200	175,000
8.50%, 03/09/26 (Call 03/09/21)(b)(c)(d)	400	348,000

		15,849,821
Ukraine — 0.4%
Metinvest BV
7.75%, 04/23/23 (Call 01/23/23)(b)	800	768,000
8.50%, 04/23/26 (Call 01/23/26)(b)	400	379,500
MHP SE, 7.75%, 05/10/24(b)	400	393,500

		1,541,000
United Arab Emirates — 0.3%
DAE Funding LLC
4.50%, 08/01/22 (Call 08/01/19)(b)	600	588,750
5.00%, 08/01/24 (Call 08/01/20)(b)	700	678,125

		1,266,875

Total Corporate Bonds & Notes — 40.7% (Cost: $172,403,350)		162,105,380

Foreign Government Obligations(a)

Argentina — 6.9%
Argentine Republic Government International Bond
2.50%, 12/31/38(e)	4,460	2,497,767
4.63%, 01/11/23	1,300	1,096,550
5.63%, 01/26/22	2,128	1,915,200
5.88%, 01/11/28	2,800	2,174,200
6.63%, 07/06/28	930	741,675
6.88%, 04/22/21	3,475	3,327,312
6.88%, 01/26/27	3,124	2,608,540
6.88%, 01/11/48	1,750	1,290,625

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2018	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Argentina (continued)
7.13%, 07/06/36	$1,370	$1,051,475
7.13%, 06/28/17	1,731	1,289,595
7.50%, 04/22/26	5,005	4,373,119
7.63%, 04/22/46	2,281	1,796,288
8.28%, 12/31/33	3,803	3,266,714

		27,429,060
Azerbaijan — 0.3%
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23(b)	550	543,125
6.95%, 03/18/30(b)	600	635,250

		1,178,375
Bahrain — 2.0%
Bahrain Government International Bond
5.50%, 03/31/20(b)	883	878,585
5.88%, 01/26/21(b)	950	945,250
6.00%, 09/19/44(b)	1,000	807,500
6.13%, 07/05/22(b)	800	806,000
6.13%, 08/01/23(b)	1,400	1,414,000
6.75%, 09/20/29(b)	1,000	955,000
7.00%, 01/26/26(b)	200	200,500
7.00%, 10/12/28(b)	1,416	1,380,600
7.50%, 09/20/47(b)	600	552,000

		7,939,435
Brazil — 5.8%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 07/12/20(b)	400	411,614
5.75%, 09/26/23(b)	900	928,373
Brazilian Government International Bond
2.63%, 01/05/23	1,000	925,000
4.25%, 01/07/25	3,548	3,423,820
4.63%, 01/13/28 (Call 10/13/27)	2,100	1,974,000
4.88%, 01/22/21	2,111	2,144,776
5.00%, 01/27/45	3,026	2,522,927
5.63%, 01/07/41	1,467	1,355,141
5.63%, 02/21/47	2,300	2,078,625
6.00%, 04/07/26	1,614	1,690,665
7.13%, 01/20/37	1,310	1,439,363
8.25%, 01/20/34	1,150	1,371,375
8.75%, 02/04/25	500	608,000
8.88%, 04/15/24	1,020	1,228,845
10.13%, 05/15/27	700	922,250

		23,024,774
Costa Rica — 0.6%
Costa Rica Government International Bond
4.25%, 01/26/23(b)	771	671,734
4.38%, 04/30/25(b)	400	329,000
5.63%, 04/30/43(b)	400	290,000
7.00%, 04/04/44(b)	662	543,667
7.16%, 03/12/45(b)	800	667,000

		2,501,401
Croatia — 1.3%
Croatia Government International Bond
5.50%, 04/04/23(b)	1,500	1,575,000
6.00%, 01/26/24(b)	700	752,500
6.38%, 03/24/21(b)	1,206	1,266,300
6.63%, 07/14/20(b)	1,350	1,410,750

		5,004,550

Security	Par (000)	Value

Dominican Republic — 2.5%
Dominican Republic International Bond
5.50%, 01/27/25(b)	$1,000	$986,000
5.88%, 04/18/24(b)	1,040	1,054,300
5.95%, 01/25/27(b)	1,075	1,068,281
6.00%, 07/19/28(b)	450	444,938
6.50%, 02/15/48(b)	750	705,000
6.60%, 01/28/24(b)	313	327,398
6.85%, 01/27/45(b)	1,490	1,456,475
6.88%, 01/29/26(b)	1,203	1,263,150
7.45%, 04/30/44(b)	1,350	1,405,350
7.50%, 05/06/21(b)	1,300	1,342,575

		10,053,467
Ecuador — 2.9%
Ecuador Government International Bond
7.88%, 01/23/28(b)	2,300	1,932,000
7.95%, 06/20/24(b)	1,745	1,570,500
8.75%, 06/02/23(b)	1,100	1,043,350
8.88%, 10/23/27(b)	2,000	1,775,000
9.63%, 06/02/27(b)	800	740,000
9.65%, 12/13/26(b)	779	728,365
10.50%, 03/24/20(b)	1,500	1,533,750
10.75%, 03/28/22(b)	2,262	2,335,515

		11,658,480
Egypt — 2.5%
Egypt Government International Bond
5.58%, 02/21/23(b)	1,000	958,750
5.75%, 04/29/20(b)	760	763,800
5.88%, 06/11/25(b)	1,159	1,083,665
6.13%, 01/31/22(b)	2,000	1,975,000
6.59%, 02/21/28(b)	1,014	930,345
6.88%, 04/30/40(b)	406	340,025
7.50%, 01/31/27(b)	1,000	977,500
7.90%, 02/21/48(b)	1,400	1,254,750
8.50%, 01/31/47(b)	1,700	1,604,375

		9,888,210
El Salvador — 1.0%
El Salvador Government International Bond
5.88%, 01/30/25(b)	750	670,312
6.38%, 01/18/27(b)	500	446,875
7.63%, 02/01/41(b)	500	453,750
7.65%, 06/15/35(b)	700	640,500
7.75%, 01/24/23(b)	908	913,902
8.25%, 04/10/32(b)	300	292,875
8.63%, 02/28/29(b)	500	507,903

		3,926,117
Ghana — 0.9%
Ghana Government International Bond
7.63%, 05/16/29(b)	800	762,000
7.88%, 08/07/23(b)	800	815,600
8.13%, 01/18/26(b)	370	371,388
8.63%, 06/16/49(b)	800	750,000
10.75%, 10/14/30(b)	900	1,075,500

		3,774,488

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Guatemala — 0.5%
Guatemala Government Bond
4.50%, 05/03/26(b)	$400	$367,200
4.88%, 02/13/28(b)	923	849,160
5.75%, 06/06/22(b)	600	612,000

		1,828,360
Ivory Coast — 0.5%
Ivory Coast Government International Bond
5.38%, 07/23/24(b)	400	373,600
6.13%, 06/15/33(b)	1,000	865,000
6.38%, 03/03/28(b)	700	646,625

		1,885,225
Jamaica — 1.1%
Jamaica Government International Bond
6.75%, 04/28/28	1,338	1,446,712
7.63%, 07/09/25	700	794,500
7.88%, 07/28/45	700	811,125
8.00%, 03/15/39	1,043	1,209,880

		4,262,217
Jordan — 0.5%
Jordan Government International Bond
5.75%, 01/31/27(b)	550	505,313
6.13%, 01/29/26(b)	800	764,000
7.38%, 10/10/47(b)	800	721,000

		1,990,313
Lebanon — 3.2%
Lebanon Government International Bond
5.80%, 04/14/20(b)	695	658,512
6.00%, 01/27/23(b)	950	814,625
6.10%, 10/04/22(b)	1,400	1,216,250
6.15%, 06/19/20	350	329,875
6.20%, 02/26/25(b)	700	568,750
6.25%, 05/27/22	700	616,000
6.25%, 11/04/24(b)	535	440,706
6.38%, 03/09/20	800	767,000
6.40%, 05/26/23	650	559,813
6.60%, 11/27/26(b)	1,350	1,086,750
6.65%, 04/22/24(b)	620	527,775
6.65%, 11/03/28(b)	400	315,500
6.65%, 02/26/30(b)	790	612,250
6.75%, 11/29/27(b)	600	479,250
6.85%, 03/23/27(b)	900	725,625
6.85%, 05/25/29	700	549,500
7.00%, 03/23/32(b)	905	702,506
7.05%, 11/02/35(b)	300	232,125
7.25%, 03/23/37(b)	400	311,500
8.25%, 04/12/21(b)	1,356	1,293,285

		12,807,597
Morocco — 0.4%
Morocco Government International Bond
4.25%, 12/11/22(b)	990	982,575
5.50%, 12/11/42(b)	600	607,500

		1,590,075
Nigeria — 1.4%
Nigeria Government International Bond
6.38%, 07/12/23(b)	500	496,875
6.50%, 11/28/27(b)	1,300	1,192,750
6.75%, 01/28/21(b)	400	411,500
7.14%, 02/23/30(b)	514	472,237

Security	Par (000)	Value

Nigeria (continued)
7.63%, 11/28/47(b)	$1,300	$1,147,250
7.70%, 02/23/38(b)	800	721,000
7.88%, 02/16/32(b)	1,290	1,241,625

		5,683,237
Pakistan — 0.5%
Pakistan Government International Bond
6.88%, 12/05/27(b)	1,000	920,865
8.25%, 04/15/24(b)	727	741,540
8.25%, 09/30/25(b)	400	407,000

		2,069,405
Russia — 4.0%
Russian Foreign Bond-Eurobond
4.50%, 04/04/22(b)	1,400	1,411,900
4.88%, 09/16/23(b)	2,000	2,042,500
5.00%, 04/29/20(b)	2,200	2,235,200
5.63%, 04/04/42(b)	2,000	2,035,000
5.88%, 09/16/43(b)	1,200	1,258,500
7.50%, 03/31/30(b)(e)	3,389	3,702,993
12.75%, 06/24/28(b)	2,028	3,209,310

		15,895,403
Senegal — 0.4%
Senegal Government International Bond
6.25%, 07/30/24(b)	400	389,500
6.25%, 05/23/33(b)	700	602,000
6.75%, 03/13/48(b)	771	635,111

		1,626,611
Serbia — 0.7%
Serbia International Bond
4.88%, 02/25/20(b)	890	896,675
7.25%, 09/28/21(b)	1,586	1,706,933

		2,603,608
South Africa — 2.8%
Republic of South Africa Government International Bond
4.30%, 10/12/28	1,700	1,449,250
4.67%, 01/17/24	1,200	1,149,000
4.85%, 09/27/27	800	725,000
4.88%, 04/14/26	1,200	1,110,000
5.00%, 10/12/46	500	398,750
5.38%, 07/24/44	700	581,000
5.50%, 03/09/20	1,168	1,178,220
5.65%, 09/27/47	1,100	926,750
5.88%, 05/30/22	850	868,063
5.88%, 09/16/25	1,286	1,268,317
5.88%, 06/22/30	600	564,750
6.25%, 03/08/41	601	558,930
6.30%, 06/22/48	600	538,500

		11,316,530
Sri Lanka — 1.7%
Sri Lanka Government International Bond
5.75%, 01/18/22(b)	600	556,839
5.75%, 04/18/23(b)	1,000	900,050
5.88%, 07/25/22(b)	362	333,681
6.13%, 06/03/25(b)	700	609,875
6.20%, 05/11/27(b)	1,180	1,010,375
6.25%, 10/04/20(b)	300	287,625
6.25%, 07/27/21(b)	978	928,268
6.75%, 04/18/28(b)	1,000	874,895

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2018	iShares® Emerging Markets High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Sri Lanka (continued)
6.83%, 07/18/26(b)	$800	$716,000
6.85%, 11/03/25(b)	800	723,000

		6,940,608
Trinidad And Tobago — 0.3%
Trinidad & Tobago Government International Bond
4.38%, 01/16/24(b)	400	384,000
4.50%, 08/04/26(b)	700	644,844

		1,028,844
Turkey — 8.5%
Export Credit Bank of Turkey
5.00%, 09/23/21(b)	450	415,125
5.38%, 02/08/21(b)	400	379,600
5.38%, 10/24/23(b)	200	176,500
Turkey Government International Bond
3.25%, 03/23/23	1,400	1,200,500
4.25%, 04/14/26	1,400	1,155,000
4.88%, 10/09/26	1,860	1,578,675
4.88%, 04/16/43	1,779	1,267,538
5.13%, 03/25/22	949	894,433
5.13%, 02/17/28	1,000	843,750
5.63%, 03/30/21	986	961,350
5.75%, 03/22/24	2,300	2,147,625
5.75%, 05/11/47	2,476	1,887,950
6.00%, 03/25/27	2,621	2,372,005
6.00%, 01/14/41	2,616	2,079,720
6.13%, 10/24/28	1,800	1,613,250
6.25%, 09/26/22	2,083	2,020,510
6.63%, 02/17/45	1,979	1,677,202
6.75%, 05/30/40	1,775	1,539,812
6.88%, 03/17/36	1,813	1,611,304
7.00%, 06/05/20	1,900	1,914,250
7.25%, 03/05/38	800	737,000
7.38%, 02/05/25	2,570	2,553,937
8.00%, 02/14/34	1,263	1,259,843
11.88%, 01/15/30	1,350	1,749,937

		34,036,816
Ukraine — 2.5%
Ukraine Government International Bond
7.38%, 09/25/32(b)	2,200	1,832,600
7.75%, 09/01/20(b)	1,326	1,316,055
7.75%, 09/01/21(b)	950	934,800
7.75%, 09/01/22(b)	1,004	973,880
7.75%, 09/01/23(b)	975	929,662
7.75%, 09/01/24(b)	918	861,773
7.75%, 09/01/25(b)	436	400,575
7.75%, 09/01/26(b)	1,252	1,131,808
7.75%, 09/01/27(b)	1,198	1,071,012
Ukreximbank Via Biz Finance PLC, 9.75%, 01/22/25(b)	450	447,750

		9,899,915

Security	Par/ Shares (000)	Value

Venezuela — 1.2%
Venezuela Government International Bond
6.00%, 12/09/20(b)(f)	$1,290	$312,825
7.00%, 03/31/38(b)(f)	600	144,000
7.65%, 04/21/25(b)(f)	1,558	381,710
8.25%, 10/13/24(b)(f)	1,730	436,825
9.00%, 05/07/23(b)(f)	1,237	309,250
9.25%, 09/15/27(f)	2,762	690,500
9.25%, 05/07/28(b)(f)	1,692	423,000
9.38%, 01/13/34(f)	1,330	379,050
11.75%, 10/21/26(b)(f)	1,835	470,219
11.95%, 08/05/31(b)(f)	3,130	798,150
12.75%, 08/23/22(b)(f)	2,530	647,047

		4,992,576
Vietnam — 0.4%
Vietnam Government International Bond
4.80%, 11/19/24(b)	800	806,904
6.75%, 01/29/20(b)	640	658,317

		1,465,221

Total Foreign Government Obligations — 57.3% (Cost: $259,907,747)		228,300,918

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(g)(h)	3,376	3,376,183

Total Short-Term Investments — 0.8% (Cost: $3,376,183)		3,376,183

Total Investments in Securities — 98.8% (Cost: $435,687,280)		393,782,481

Other Assets, Less Liabilities — 1.2%		4,758,984

Net Assets — 100.0%		$398,541,465

(a)	U.S. dollar denominated security issued by foreign domiciled entity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(d)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Issuer is in default of interest payments.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® Emerging Markets High Yield Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	10,477	(7,101)	3,376	$3,376,183	$70,383	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$162,105,380	$—	$162,105,380
Foreign Government Obligations	—	228,300,918	—	228,300,918
Money Market Funds	3,376,183	—	—	3,376,183

	$3,376,183	$390,406,298	$—	$393,782,481

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments October 31, 2018	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Austria — 0.2%
Raiffeisenlandesbank Niederoesterreich-Wien AG, 5.88%, 11/27/23(a)	EUR	100	$128,962

Belgium — 0.7%
Barry Callebaut Services NV
2.38%, 05/24/24 (Call 02/24/24)(a)	EUR	100	119,300
5.63%, 06/15/21(a)	EUR	100	128,380
Telenet Finance Luxembourg Notes Sarl, 3.50%, 03/01/28 (Call 12/01/22)(a)	EUR	200	222,998

			470,678
Canada — 1.7%
Baytex Energy Corp., 6.63%, 07/19/22 (Call 07/19/19)	CAD	100	74,910
Bombardier Inc., 6.13%, 05/15/21(a)	EUR	200	243,446
Brookfield Residential Properties Inc., 6.13%, 05/15/23 (Call 05/15/19)(a)	CAD	75	56,896
Cott Corp., 5.50%, 07/01/24 (Call 06/21/19)(a)	EUR	100	119,534
Iron Mountain Canada Operations ULC, 5.38%, 09/15/23 (Call 09/15/19)(a)	CAD	100	76,337
Mattamy Group Corp., 6.50%, 10/01/25 (Call 10/01/20)(b)	CAD	75	54,855
Parkland Fuel Corp.
5.63%, 05/09/25 (Call 05/09/20)	CAD	150	113,265
5.75%, 09/16/24 (Call 09/16/19)	CAD	100	76,338
Postmedia Network Inc., 8.25%, 07/15/21 (Call 12/10/18)(b)	CAD	3	1,893
Quebecor Media Inc., 6.63%, 01/15/23(b)	CAD	175	140,643
Southern Pacific Resource Corp., 8.75%, 01/25/18(b)(c)(d)	CAD	50	5
Videotron Ltd.
5.63%, 06/15/25 (Call 03/15/25)	CAD	100	77,544
5.75%, 01/15/26 (Call 09/15/20)(a)	CAD	100	77,528

			1,113,194
Cyprus — 0.2%
Bank of Cyprus PCL, 9.25%, 01/19/27 (Call 01/19/22)(a)(e)(f)	EUR	100	118,451

Denmark — 1.0%
DKT Finance ApS, 7.00%, 06/17/23 (Call 06/17/20)(a)	EUR	200	243,071
TDC AS
3.75%, 03/02/22	EUR	200	249,226
5.63%, 02/23/23(a)	GBP	100	141,170

			633,467
Finland — 1.9%
Nokia OYJ
1.00%, 03/15/21 (Call 02/15/21)(a)	EUR	100	114,600
2.00%, 03/15/24 (Call 12/15/23)(a)	EUR	200	229,954
Stora Enso OYJ
2.13%, 06/16/23 (Call 03/16/23)(a)	EUR	100	118,672
2.50%, 06/07/27 (Call 03/07/27)(a)	EUR	100	114,895
2.50%, 03/21/28 (Call 12/21/27)(a)	EUR	100	113,846
Teollisuuden Voima OYJ
2.13%, 02/04/25 (Call 11/04/24)(a)	EUR	200	226,726
2.50%, 03/17/21(a)	EUR	100	117,915
2.63%, 01/13/23(a)	EUR	200	237,260

			1,273,868
France — 12.9%
Altice France SA/France
5.63%, 05/15/24 (Call 05/15/19)(a)	EUR	300	350,836
5.88%, 02/01/27 (Call 02/01/22)(a)	EUR	250	291,760
Areva SA, 4.38%, 11/06/19	EUR	200	233,555

Security		Par (000)	Value

France (continued)
Casino Guichard Perrachon SA
1.87%, 06/13/22 (Call 03/13/22)(a)	EUR	200	$204,864
3.58%, 02/07/25 (Call 11/07/24)(a)	EUR	200	204,570
4.05%, 08/05/26 (Call 05/05/26)(a)	EUR	100	102,416
4.50%, 03/07/24 (Call 12/04/23)(a)	EUR	300	323,728
4.56%, 01/25/23(a)	EUR	200	220,412
5.24%, 03/09/20	EUR	200	233,194
CGG Holding U.S. Inc., 7.88%, 05/01/23 (Call 05/01/20)(a)	EUR	100	120,364
CMA CGM SA
5.25%, 01/15/25 (Call 10/15/20)(a)	EUR	300	287,685
7.75%, 01/15/21 (Call 01/15/19)(a)	EUR	300	337,654
Elis SA
1.88%, 02/15/23 (Call 11/15/22)(a)	EUR	300	342,187
2.88%, 02/15/26 (Call 11/15/25)(a)	EUR	100	113,610
Europcar Mobility Group
4.13%, 11/15/24 (Call 11/15/20)(a)	EUR	200	220,001
5.75%, 06/15/22 (Call 06/15/19)(a)	EUR	200	231,423
Faurecia SA
2.63%, 06/15/25 (Call 06/15/21)(a)	EUR	300	336,273
3.63%, 06/15/23 (Call 06/15/19)(a)	EUR	100	115,985
La Financiere Atalian SASU
4.00%, 05/15/24 (Call 05/15/20)(a)	EUR	200	201,587
5.13%, 05/15/25 (Call 05/15/21)(a)	EUR	100	103,717
Loxam SAS
3.50%, 05/03/23 (Call 04/26/19)(a)	EUR	100	115,779
4.25%, 04/15/24 (Call 04/15/20)(a)	EUR	100	118,191
4.88%, 07/23/21 (Call 07/23/19)(a)	EUR	58	66,828
6.00%, 04/15/25 (Call 04/15/20)(a)	EUR	100	119,772
Orano SA
3.13%, 03/20/23 (Call 12/20/22)(a)	EUR	200	225,100
3.25%, 09/04/20(a)	EUR	100	116,686
3.50%, 03/22/21(a)	EUR	300	350,339
4.88%, 09/23/24	EUR	250	292,847
Peugeot SA
2.00%, 03/23/24(a)	EUR	100	115,066
2.00%, 03/20/25 (Call 12/20/24)(a)	EUR	200	224,727
2.38%, 04/14/23(a)	EUR	200	238,061
Rexel SA
2.13%, 06/15/25 (Call 12/15/20)(a)	EUR	150	161,843
2.63%, 06/15/24 (Call 03/15/20)(a)	EUR	125	141,875
3.50%, 06/15/23 (Call 06/15/19)(a)	EUR	200	232,947
SPCM SA, 2.88%, 06/15/23 (Call 06/15/19)(a)	EUR	200	227,910
Synlab Bondco PLC, 6.25%, 07/01/22 (Call 07/01/19)(a)	EUR	200	233,689
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23 (Call 07/01/19)(a)	EUR	150	180,658
Tereos Finance Groupe I SA
4.13%, 06/16/23 (Call 03/16/23)(a)	EUR	200	216,557
4.25%, 03/04/20 (Call 03/04/19)	EUR	100	113,052
Vallourec SA
2.25%, 09/30/24(a)	EUR	100	86,608
6.38%, 10/15/23 (Call 10/15/20)(a)	EUR	100	106,767
6.63%, 10/15/22 (Call 10/15/20)(a)	EUR	200	220,309

			8,481,432
Germany — 8.6%
ADLER Real Estate AG
1.50%, 12/06/21 (Call 11/06/21)(a)	EUR	100	113,269
1.88%, 04/27/23 (Call 03/27/23)(a)	EUR	200	219,357
2.13%, 02/06/24 (Call 01/06/24)(a)	EUR	100	109,494
3.00%, 04/27/26 (Call 02/27/26)(a)	EUR	100	109,409

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Deutsche Bank AG
2.75%, 02/17/25(a)	EUR	400	$446,046
4.50%, 05/19/26(a)	EUR	200	238,021
Deutsche Lufthansa AG, 5.13%, 08/12/75 (Call 02/12/21)(a)(e)(f)	EUR	150	180,108
Hapag-Lloyd AG
5.13%, 07/15/24 (Call 07/03/20)(a)	EUR	200	228,109
6.75%, 02/01/22 (Call 02/01/19)(a)	EUR	100	116,916
K+S AG
2.63%, 04/06/23 (Call 01/06/23)(a)	EUR	200	230,316
3.25%, 07/18/24 (Call 04/18/24)(a)	EUR	200	223,564
4.13%, 12/06/21(a)	EUR	200	245,187
LANXESS AG, 4.50%, 12/06/76 (Call 06/06/23)(a)(e)(f)	EUR	125	149,772
METRO AG
1.38%, 10/28/21(a)	EUR	200	230,456
1.50%, 03/19/25(a)	EUR	100	109,040
Norddeutsche Landesbank Girozentrale, 6.00%, 06/29/20	EUR	150	174,083
RWE AG
2.75%, 04/21/75 (Call 10/21/20)(a)(e)(f)	EUR	175	200,829
3.50%, 04/21/75 (Call 04/21/25)(a)(e)(f)	EUR	50	56,531
thyssenkrupp AG
1.38%, 03/03/22 (Call 12/03/21)(a)	EUR	450	505,680
1.75%, 11/25/20 (Call 08/25/20)(a)	EUR	425	488,708
2.50%, 02/25/25(a)	EUR	100	116,529
3.13%, 10/25/19 (Call 07/25/19)(a)	EUR	300	346,041
Unitymedia GmbH, 3.75%, 01/15/27 (Call 01/15/21)(a)	EUR	200	238,384
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
3.50%, 01/15/27 (Call 01/15/21)(a)	EUR	200	237,942
4.00%, 01/15/25 (Call 01/15/20)(a)	EUR	200	237,460
4.63%, 02/15/26 (Call 02/15/21)(a)	EUR	90	110,157

			5,661,408
Greece — 0.7%
OTE PLC
2.38%, 07/18/22(a)	EUR	100	116,038
3.50%, 07/09/20(a)	EUR	175	205,865
4.38%, 12/02/19(a)	EUR	100	117,594

			439,497
Ireland — 3.5%
Allied Irish Banks PLC, 4.13%, 11/26/25 (Call 11/26/20)(a)(e)(f)	EUR	200	236,864
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 05/15/23 (Call 05/15/19)(a)	EUR	200	232,959
4.75%, 07/15/27 (Call 07/15/22)(a)	GBP	100	120,858
6.75%, 05/15/24 (Call 05/15/19)(a)	EUR	300	359,995
Bank of Ireland, 10.00%, 12/19/22(a)	EUR	100	150,339
Bank of Ireland Group PLC, 3.13%, 09/19/27 (Call 09/19/22)(a)(e)(f)	GBP	100	123,063
James Hardie International Finance DAC, 3.63%, 10/01/26(a)	EUR	100	112,731
Smurfit Kappa Acquisitions ULC
2.38%, 02/01/24 (Call 11/01/23)(a)	EUR	100	116,221
2.75%, 02/01/25 (Call 11/01/24)(a)	EUR	100	117,343
2.88%, 01/15/26(a)	EUR	125	144,617
3.25%, 06/01/21 (Call 03/10/21)(a)	EUR	200	239,999
4.13%, 01/30/20(a)	EUR	100	118,134
Teva Pharmaceutical Finance Netherlands II BV, 1.13%,
10/15/24(a)	EUR	130	129,178
Virgin Media Receivables Financing Notes II DAC, 5.75%,
04/15/23 (Call 09/15/19)(a)	GBP	100	129,943

			2,332,244

Security		Par (000)	Value

Israel — 1.7%
Teva Pharmaceutical Finance Netherlands II BV
0.38%, 07/25/20(a)	EUR	350	$389,678
1.63%, 10/15/28(a)	EUR	150	133,395
3.25%, 04/15/22 (Call 01/15/22)	EUR	200	233,457
4.50%, 03/01/25 (Call 12/01/24)	EUR	300	356,862

			1,113,392
Italy — 19.0%
Banca IFIS SpA
2.00%, 04/24/23(a)	EUR	100	101,266
4.50%, 10/17/27 (Call 10/17/22)(a)(e)(f)	EUR	100	90,334
Banca Monte dei Paschi di Siena SpA, 5.38%, 01/18/28 (Call 01/18/23)(a)(e)(f)	EUR	200	149,183
Banco BPM SpA
1.75%, 04/24/23(a)	EUR	100	102,141
2.75%, 07/27/20(a)	EUR	400	451,903
4.38%, 09/21/27 (Call 09/21/22)(a)(e)(f)	EUR	200	197,049
6.00%, 11/05/20(a)	EUR	150	171,833
6.38%, 05/31/21(a)	EUR	100	114,823
BPER Banca, 5.13%, 05/31/27 (Call 05/31/22)(a)(e)(f)	EUR	100	107,304
Fiat Chrysler Finance Europe SA
4.75%, 03/22/21(a)	EUR	150	183,774
4.75%, 07/15/22(a)	EUR	400	500,771
6.75%, 10/14/19(a)	EUR	400	478,640
Iccrea Banca SpA
1.50%, 02/21/20(a)	EUR	100	111,128
1.50%, 10/11/22(a)	EUR	200	211,271
1.88%, 11/25/19(a)	EUR	200	225,820
International Game Technology PLC
4.13%, 02/15/20 (Call 11/15/19)(a)	EUR	100	116,875
4.75%, 02/15/23 (Call 08/15/22)(a)	EUR	200	241,932
Intesa Sanpaolo SpA
2.86%, 04/23/25(a)	EUR	175	181,785
3.93%, 09/15/26(a)	EUR	300	325,121
5.15%, 07/16/20	EUR	300	356,691
6.63%, 09/13/23(a)	EUR	300	378,361
Leonardo SpA
1.50%, 06/07/24 (Call 03/07/24)(a)	EUR	225	239,552
4.50%, 01/19/21	EUR	300	362,706
8.00%, 12/16/19	GBP	100	135,940
Mediobanca Banca di Credito Finanziario SpA
3.75%, 06/16/26	EUR	150	168,848
5.00%, 11/15/20	EUR	100	117,429
5.75%, 04/18/23	EUR	125	150,710
Nexi Capital SpA, 4.13%, 11/01/23 (Call 11/02/19)(a)	EUR	250	283,098
Rossini Sarl, 6.75%, 10/30/25 (Call 10/30/21)(a)	EUR	200	230,341
Saipem Finance International BV
2.75%, 04/05/22(a)	EUR	100	114,635
3.00%, 03/08/21(a)	EUR	200	232,739
3.75%, 09/08/23(a)	EUR	100	117,822
Salini Impregilo SpA
1.75%, 10/26/24(a)	EUR	150	128,955
3.75%, 06/24/21(a)	EUR	100	106,972
Telecom Italia SpA/Milano
2.38%, 10/12/27 (Call 07/12/27)(a)	EUR	200	204,094
2.50%, 07/19/23(a)	EUR	200	223,555
2.88%, 01/28/26 (Call 10/28/25)(a)	EUR	100	108,617
3.00%, 09/30/25(a)	EUR	200	220,151
3.25%, 01/16/23(a)	EUR	300	348,926
3.63%, 01/19/24(a)	EUR	100	117,020
3.63%, 05/25/26(a)	EUR	100	113,382

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2018	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
4.88%, 09/25/20(a)	EUR	100	$121,749
5.25%, 02/10/22(a)	EUR	400	499,966
UniCredit SpA
4.38%, 01/03/27 (Call 01/03/22)(a)(e)(f)	EUR	100	112,192
5.75%, 10/28/25 (Call 10/28/20)(a)(e)(f)	EUR	400	468,850
6.13%, 04/19/21(a)	EUR	100	121,169
6.95%, 10/31/22(a)	EUR	486	612,531
Unione di Banche Italiane SpA
1.75%, 04/12/23(a)	EUR	250	252,174
4.25%, 05/05/26 (Call 05/05/21)(a)(e)(f)	EUR	200	209,841
4.45%, 09/15/27 (Call 09/15/22)(a)(e)(f)	EUR	100	102,825
Unipol Gruppo SpA
3.00%, 03/18/25(a)	EUR	300	319,622
3.50%, 11/29/27 (Call 08/29/27)(a)	EUR	100	101,658
4.38%, 03/05/21(a)	EUR	100	118,400
Wind Tre SpA
2.63%, 01/20/23 (Call 11/03/19)(a)	EUR	300	315,339
3.13%, 01/20/25 (Call 11/03/20)(a)	EUR	600	618,174

			12,497,987
Japan — 2.6%
SoftBank Group Corp.
3.13%, 09/19/25 (Call 06/21/25)(a)	EUR	500	523,997
4.00%, 07/30/22 (Call 04/30/22)(a)	EUR	200	241,993
4.00%, 04/20/23 (Call 01/20/23)(a)	EUR	100	117,437
4.00%, 09/19/29 (Call 06/21/29)(a)	EUR	200	197,821
4.75%, 07/30/25 (Call 04/30/25)(a)	EUR	250	292,146
5.00%, 04/15/28 (Call 01/16/28)(a)	EUR	300	331,644

			1,705,038
Luxembourg — 4.0%
Altice Financing SA, 5.25%, 02/15/23 (Call 02/15/19)(a)	EUR	200	233,975
Altice Finco SA, 4.75%, 01/15/28 (Call 10/15/22)(a)	EUR	200	187,620
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)(a)	EUR	200	204,002
7.25%, 05/15/22 (Call 05/15/19)(a)	EUR	600	663,548
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22 (Call 11/01/18)(a)	GBP	200	244,225
INEOS Finance PLC, 2.13%, 11/15/25 (Call 11/15/20)(a)	EUR	100	107,192
INEOS Group Holdings SA, 5.38%, 08/01/24 (Call 08/01/19)(a)	EUR	200	231,876
Matterhorn Telecom Holding SA, 4.88%, 05/01/23 (Call 05/01/19)(a)	EUR	100	115,408
Matterhorn Telecom SA
3.88%, 05/01/22 (Call 05/01/19)(a)	EUR	300	345,428
4.00%, 11/15/27 (Call 11/15/22)(a)	EUR	100	106,815
Picard Bondco SA, 5.50%, 11/30/24 (Call 11/30/20)(a)	EUR	100	105,377
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27 (Call 07/15/21)(a)	EUR	90	109,996

			2,655,462
Netherlands — 5.0%
Axalta Coating Systems LLC, 4.25%, 08/15/24 (Call 08/15/19)(a)	EUR	100	114,910
Constellium NV
4.25%, 02/15/26 (Call 11/15/20)(a)	EUR	100	110,539
4.63%, 05/15/21 (Call 11/30/18)(a)	EUR	100	114,287
InterXion Holding NV, 4.75%, 06/15/25 (Call 06/15/21)(a)	EUR	250	295,264
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24 (Call 03/15/20)(a)	EUR	100	68,707
OCI NV, 5.00%, 04/15/23 (Call 04/15/20)(a)	EUR	100	118,838
Saipem Finance International BV, 2.63%, 01/07/25(a)	EUR	200	217,299
Selecta Group BV, 5.88%, 02/01/24 (Call 02/01/20)(a)	EUR	200	222,144

Security		Par (000)	Value

Netherlands (continued)
Sigma Holdco BV, 5.75%, 05/15/26 (Call 05/15/21)(a)	EUR	200	$208,255
SNS Bank NV, 6.25%, 10/26/20(d)	EUR	50	—
Starfruit Finco BV/Starfruit U.S. Holdco LLC, 6.50%, 10/01/26 (Call 10/01/21)(a)	EUR	100	110,570
United Group BV
4.38%, 07/01/22 (Call 07/01/19)(a)	EUR	200	233,304
4.88%, 07/01/24 (Call 07/01/20)(a)	EUR	100	116,826
UPC Holding BV, 3.88%, 06/15/29 (Call 06/15/22)(a)	EUR	200	217,340
UPCB Finance IV Ltd., 4.00%, 01/15/27 (Call 01/15/21)(a)	EUR	90	105,522
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 06/15/22)(a)	EUR	200	223,571
Ziggo Bond Co. BV
4.63%, 01/15/25 (Call 01/15/20)(a)	EUR	200	221,948
7.13%, 05/15/24 (Call 05/15/19)(a)	EUR	200	240,833
Ziggo BV
3.75%, 01/15/25 (Call 01/15/20)(a)	EUR	100	113,129
4.25%, 01/15/27 (Call 01/15/22)(a)	EUR	200	224,299

			3,277,585
Portugal — 0.9%
Banco Comercial Portugues SA, 4.50%, 12/07/27 (Call 12/07/22)(a)(e)(f)	EUR	100	107,573
Caixa Geral de Depositos SA, 5.75%, 06/28/28 (Call 06/28/23)(a)(e)(f)	EUR	100	116,814
EDP - Energias de Portugal SA, 5.38%, 09/16/75 (Call 03/16/21)(a)(e)(f)	EUR	200	242,337
Novo Banco SA, 8.50%, 07/06/28 (Call 07/06/23)(a)(e)(f)	EUR	100	114,487

			581,211
Singapore — 0.5%
Lincoln Finance Ltd., 6.88%, 04/15/21 (Call 04/15/19)(a)	EUR	300	350,745

Spain — 4.1%
Banco de Credito Social Cooperativo SA, 7.75%, 06/07/27 (Call 06/07/22)(a)(e)(f)	EUR	100	103,928
Banco de Sabadell SA
5.63%, 05/06/26(a)	EUR	100	122,295
6.25%, 04/26/20	EUR	150	181,891
Bankia SA, 3.38%, 03/15/27 (Call 03/15/22)(a)(e)(f)	EUR	100	115,906
Bankinter SA, 2.50%, 04/06/27 (Call 04/06/22)(a)(e)(f)	EUR	100	113,748
Cellnex Telecom SA
2.38%, 01/16/24 (Call 10/16/23)(a)	EUR	200	228,318
2.88%, 04/18/25 (Call 01/18/25)(a)	EUR	100	115,735
3.13%, 07/27/22(a)	EUR	200	240,860
Distribuidora Internacional de Alimentacion SA, 0.88%, 04/06/23(a)	EUR	100	77,037
El Corte Ingles SA, 3.00%, 03/15/24(a)	EUR	100	113,595
Gestamp Automocion SA, 3.25%, 04/30/26 (Call 04/30/21)(a)	EUR	200	214,185
Grifols SA, 3.20%, 05/01/25 (Call 05/01/20)(a)	EUR	300	341,138
Grupo Isolux Corsan SA, Series B, 3.00%, 12/30/21 (Call 12/12/18)(c)	EUR	141	2,391
Ibercaja Banco SA, 5.00%, 07/28/25 (Call 07/28/20)(a)(e)(f)	EUR	100	115,738
LHMC Finco Sarl, 6.25%, 12/20/23 (Call 06/20/20)(a)	EUR	200	234,038
Liberbank SA, 6.88%, 03/14/27 (Call 03/14/22)(a)(e)(f)	EUR	100	120,691
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(a)(e)(f)	EUR	225	271,100

			2,712,594
Sweden — 3.4%
Akelius Residential Property AB, 3.88%, 10/05/78 (Call 10/05/23)(a)(e)(f)	EUR	100	112,075
Fastighets AB Balder, 3.00%, 03/07/78 (Call 03/07/23)(a)(e)(f)	EUR	100	108,643

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Sweden (continued)
Intrum AB
2.75%, 07/15/22 (Call 07/15/19)(a)	EUR	500	$552,319
3.13%, 07/15/24 (Call 07/15/20)(a)	EUR	200	212,066
Telefonaktiebolaget LM Ericsson
0.88%, 03/01/21(a)	EUR	200	228,275
Series 7Y, 1.88%, 03/01/24(a)	EUR	100	112,373
Verisure Holding AB, 6.00%, 11/01/22 (Call 11/01/18)(a)	EUR	180	209,881
Verisure Midholding AB, 5.75%, 12/01/23 (Call 12/01/19)(a)	EUR	300	342,694
Volvo Car AB
2.00%, 01/24/25 (Call 10/24/24)(a)	EUR	200	213,344
3.25%, 05/18/21(a)	EUR	100	119,371

			2,211,041
Switzerland — 0.7%
Dufry Finance SCA, 4.50%, 08/01/23 (Call 08/01/19)(a)	EUR	200	233,949
Dufry One BV, 2.50%, 10/15/24 (Call 10/15/20)(a)	EUR	200	219,974

			453,923
United Kingdom — 7.9%
Algeco Global Finance PLC, 6.50%, 02/15/23 (Call 02/15/20)(a)	EUR	200	234,004
Ardonagh Midco 3 PLC, 8.38%, 07/15/23 (Call 07/15/20)(a)	GBP	100	119,059
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23 (Call 09/30/20)(a)	GBP	150	196,513
Arrow Global Finance PLC, 5.13%, 09/15/24 (Call 09/15/19)(a)	GBP	100	119,619
Boparan Finance PLC
4.38%, 07/15/21 (Call 01/15/19)(a)	EUR	100	99,637
5.50%, 07/15/21 (Call 07/15/19)(a)	GBP	100	111,535
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 (Call 10/01/19)(a)	GBP	100	126,915
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24(a)	EUR	400	483,584
Heathrow Finance PLC, 3.88%, 03/01/27(a)	GBP	100	118,731
INEOS Finance PLC, 4.00%, 05/01/23 (Call 05/01/19)(a)	EUR	200	230,820
Jaguar Land Rover Automotive PLC
2.20%, 01/15/24(a)	EUR	150	154,096
2.75%, 01/24/21(a)	GBP	200	242,884
3.88%, 03/01/23(a)	GBP	100	117,554
4.50%, 01/15/26(a)	EUR	150	157,775
Merlin Entertainments PLC, 2.75%, 03/15/22 (Call 12/15/21)(a)	EUR	150	176,134
New Look Secured Issuer PLC, 6.50%, 07/01/22 (Call 06/24/19)(a)	GBP	200	126,033
Tesco Corporate Treasury Services PLC
1.38%, 10/24/23 (Call 07/24/23)(a)	EUR	100	112,497
2.50%, 07/01/24(a)	EUR	200	237,136
Tesco PLC, 6.13%, 02/24/22	GBP	150	216,372
Thomas Cook Finance 2 PLC, 3.88%, 07/15/23 (Call 01/15/20)(a)	EUR	100	100,422
Thomas Cook Group PLC, 6.25%, 06/15/22 (Call 06/15/19)(a)	EUR	200	224,442
Virgin Media Finance PLC
4.50%, 01/15/25 (Call 01/15/20)(a)	EUR	100	114,599
6.38%, 10/15/24 (Call 09/26/19)(a)	GBP	100	131,812
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24 (Call 09/15/19)(a)	GBP	200	253,729
Virgin Media Secured Finance PLC
4.88%, 01/15/27 (Call 01/15/21)(a)	GBP	100	124,457
5.00%, 04/15/27 (Call 04/15/22)(a)	GBP	200	251,399
5.13%, 01/15/25 (Call 01/15/20)(a)	GBP	200	259,657
5.50%, 01/15/25 (Call 01/15/19)(a)	GBP	90	117,268

Security		Par (000)	Value

United Kingdom (continued)
6.00%, 01/15/25 (Call 01/15/21)(a)(g)	GBP	100	$143,691
6.25%, 03/28/29 (Call 01/15/21)(a)	GBP	100	132,292

			5,234,666
United States — 16.4%
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(a)	EUR	300	296,176
AMC Entertainment Holdings Inc., 6.38%, 11/15/24 (Call 11/15/19)	GBP	100	127,824
Aramark International Finance Sarl, 3.13%, 04/01/25 (Call 04/01/20)(a)	EUR	100	117,077
Avantor Inc., 4.75%, 10/01/24 (Call 10/01/20)(a)	EUR	100	115,172
Avis Budget Finance PLC
4.50%, 05/15/25 (Call 05/15/20)(a)	EUR	100	113,372
4.75%, 01/30/26 (Call 09/30/21)(a)	EUR	100	109,761
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25 (Call 01/15/20)(a)	EUR	200	223,019
Ball Corp.
3.50%, 12/15/20	EUR	100	119,893
4.38%, 12/15/23	EUR	200	252,433
Banff Merger Sub Inc., 8.38%, 09/01/26 (Call 09/01/21)(a)	EUR	100	112,025
Bausch Health Companies Inc., 4.50%, 05/15/23 (Call 05/15/19)(a)	EUR	400	438,380
Belden Inc.
3.38%, 07/15/27 (Call 07/15/22)(a)	EUR	100	108,424
3.88%, 03/15/28 (Call 03/06/23)(a)	EUR	150	163,921
BWAY Holding Co., 4.75%, 04/15/24 (Call 04/15/20)(a)	EUR	100	114,014
Ceva Logistics Finance BV, 5.25%, 08/01/25 (Call 08/01/21)(a)	EUR	100	113,810
Chemours Co. (The), 4.00%, 05/15/26 (Call 05/15/21)	EUR	150	162,817
Coty Inc.
4.00%, 04/15/23 (Call 04/15/20)(a)	EUR	100	110,244
4.75%, 04/15/26 (Call 04/15/21)(a)	EUR	100	106,538
Crown European Holdings SA
2.25%, 02/01/23 (Call 11/01/22)(a)	EUR	100	115,007
2.63%, 09/30/24 (Call 03/30/24)(a)	EUR	125	142,656
2.88%, 02/01/26 (Call 08/01/25)(a)	EUR	100	110,785
3.38%, 05/15/25 (Call 11/15/24)(a)	EUR	200	232,129
4.00%, 07/15/22 (Call 04/15/22)(a)	EUR	200	249,182
Darling Global Finance BV, 3.63%, 05/15/26 (Call 05/15/21)(a)	EUR	100	114,769
Energizer Gamma Acquisition BV, 4.63%, 07/15/26 (Call 07/15/21)(a)	EUR	200	231,850
Equinix Inc.
2.88%, 03/15/24 (Call 09/15/20)	EUR	200	229,201
2.88%, 10/01/25 (Call 10/01/20)	EUR	300	332,346
2.88%, 02/01/26 (Call 02/01/21)	EUR	300	331,305
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23 (Call 12/15/18)(a)	EUR	100	113,930
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(a)	EUR	100	117,144
Hertz Holdings Netherlands BV, 5.50%, 03/30/23 (Call 03/30/20)(a)	EUR	100	113,245
Huntsman International LLC
4.25%, 04/01/25 (Call 01/01/25)	EUR	100	126,182
5.13%, 04/15/21 (Call 01/15/21)	EUR	100	122,899
Infor U.S. Inc., 5.75%, 05/15/22 (Call 05/15/19)	EUR	100	116,265
International Game Technology PLC
3.50%, 07/15/24 (Call 01/15/24)(a)	EUR	125	141,686
4.75%, 03/05/20(a)	EUR	100	118,954

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2018	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
IQVIA Inc.
2.88%, 09/15/25 (Call 09/15/20)(a)	EUR	100	$110,514
3.25%, 03/15/25 (Call 03/15/20)(a)	EUR	350	400,856
3.50%, 10/15/24 (Call 10/15/19)(a)	EUR	200	232,505
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/15/20)(a)	GBP	200	240,825
Levi Strauss & Co., 3.38%, 03/15/27 (Call 03/15/22)	EUR	100	114,767
LKQ European Holdings BV
3.63%, 04/01/26 (Call 04/01/21)(a)	EUR	100	111,314
4.13%, 04/01/28 (Call 04/01/23)(a)	EUR	100	110,249
LKQ Italia Bondco SpA, 3.88%, 04/01/24 (Call 01/01/24)(a)	EUR	200	234,871
MPT Operating Partnership LP/MPT Finance Corp.
3.33%, 03/24/25 (Call 12/24/24)	EUR	100	115,548
4.00%, 08/19/22 (Call 05/19/22)	EUR	200	247,184
Netflix Inc.
3.63%, 05/15/27	EUR	350	392,106
4.63%, 05/15/29(a)	EUR	165	187,132
OI European Group BV
3.13%, 11/15/24 (Call 08/15/24)(a)	EUR	200	229,822
4.88%, 03/31/21(a)	EUR	100	123,834
6.75%, 09/15/20(a)	EUR	100	125,793
PSPC Escrow Corp., 6.00%, 02/01/23 (Call 02/01/19)(a)	EUR	100	117,346
PVH Corp.
3.13%, 12/15/27(a)	EUR	150	165,836
3.63%, 07/15/24 (Call 04/15/24)(a)	EUR	125	153,198
Refinitiv U.S. Holdings Inc.
4.50%, 05/15/26 (Call 11/15/21)(a)	EUR	250	283,104
6.88%, 11/15/26 (Call 09/13/21)(a)	EUR	100	112,457
Scientific Games International Inc., 5.50%, 02/15/26 (Call 02/15/21)(a)	EUR	100	97,653
Sealed Air Corp., 4.50%, 09/15/23 (Call 06/15/23)(a)	EUR	100	125,357
Silgan Holdings Inc., 3.25%, 03/15/25 (Call 03/15/20)	EUR	200	231,201
Spectrum Brands Inc., 4.00%, 10/01/26 (Call 10/01/21)(a)	EUR	100	113,894
Tenneco Inc.
4.88%, 04/15/22 (Call 04/15/19)(a)	EUR	125	145,680
5.00%, 07/15/24 (Call 07/15/20)(a)	EUR	100	119,003
Vantiv LLC/Vanity Issuer Corp., 3.88%, 11/15/25 (Call 12/12/20)(a)	GBP	100	124,389
WMG Acquisition Corp., 4.13%, 11/01/24 (Call 11/01/19)(a)	EUR	90	105,938

			10,836,811

Total Corporate Bonds & Notes — 97.6% (Cost: $70,070,680)			64,283,656

Security	Shares (000)		Value

Common Stocks

South Africa — 0.0%
Sentry Holdings Ltd. Class A(d)	0	(h)	$—

Total Common Stocks — 0.0% (Cost: $159,438)			—

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(i)(j)	13		12,873

Total Short-Term Investments — 0.0% (Cost: $12,873)			12,873

Total Investments in Securities — 97.6% (Cost: $70,242,991)			64,296,529

Other Assets, Less Liabilities — 2.4%			1,561,236

Net Assets — 100.0%			$65,857,765

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer is in default of interest payments.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(f)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Rounds to less than 1,000.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	1	12	13	$12,873	$355	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® International High Yield Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$64,283,651	$5	$64,283,656
Common Stocks	—	—	—	—
Money Market Funds	12,873	—	—	12,873

	$12,873	$64,283,651	$5	$64,296,529

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments October 31, 2018	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Argentina — 2.7%
Adecoagro SA, 6.00%, 09/21/27(a)	$150	$130,500
Cablevision SA, 6.50%, 06/15/21 (Call 06/15/19)(a)(b)	300	293,250
Pampa Energia SA
7.38%, 07/21/23 (Call 07/21/20)(a)	100	92,125
7.50%, 01/24/27 (Call 01/24/22)(a)	150	129,750
Rio Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 01/02/22)(a)	150	117,562
Stoneway Capital Corp., 10.00%, 03/01/27 (Call 03/01/22)(a)(b)	145	133,883
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 05/02/22)(a)	150	140,250
YPF SA
6.95%, 07/21/27(a)	100	84,750
7.00%, 12/15/47 (Call 06/15/47)(a)(b)	200	151,260
8.50%, 03/23/21(a)	200	201,250
8.50%, 07/28/25(a)	250	237,394
8.75%, 04/04/24(a)	230	226,262

		1,938,236
Brazil — 7.7%
Banco Bradesco SA/Cayman Islands, 5.75%, 03/01/22(a)(b)	200	204,700
Banco BTG Pactual SA/Cayman Islands, 5.50%, 01/31/23(a)	200	192,750
Banco do Brasil SA/Cayman Islands
4.63%, 01/15/25(a)	200	188,240
5.88%, 01/19/23(a)	200	203,120
9.25%, (Call 04/15/23)(a)(c)(d)(e)	200	214,000
Braskem Netherlands Finance BV, 4.50%, 01/10/28(a)	200	185,800
BRF SA, 3.95%, 05/22/23(a)(b)	200	180,500
CSN Islands XII Corp., 7.00%, (Call 12/23/18)(a)(c)	100	74,375
Embraer Netherlands Finance BV
5.05%, 06/15/25	100	102,750
5.40%, 02/01/27(b)	150	154,687
Fibria Overseas Finance Ltd., 5.25%, 05/12/24	50	50,750
Gol Finance Inc., 7.00%, 01/31/25 (Call 01/31/22)(a)	50	43,316
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(a)	150	152,812
Itau Unibanco Holding SA/Cayman Islands
5.13%, 05/13/23(a)(b)	200	200,050
5.65%, 03/19/22(a)(b)	200	203,500
JBS USA LUX SA/JBS USA Finance Inc.
5.88%, 07/15/24 (Call 07/15/19)(a)	75	73,613
7.25%, 06/01/21 (Call 06/01/19)(a)	100	101,234
Marfrig Holdings Europe BV, 8.00%, 06/08/23 (Call 06/08/19)(a)	200	202,350
Minerva Luxembourg SA, 6.50%, 09/20/26 (Call 09/20/21)(a)	200	183,780
Odebrecht Finance Ltd., 4.38%, 04/25/25(a)(b)	200	31,000
Oi SA, 10.00%, 07/27/25(f)	100	105,000
Petrobras Global Finance BV
4.38%, 05/20/23	100	96,900
5.30%, 01/27/25	158	150,258
5.63%, 05/20/43	150	124,125
6.00%, 01/27/28	125	118,344
6.13%, 01/17/22	134	138,831
6.25%, 03/17/24	225	227,306
6.75%, 01/27/41	100	93,990
6.85%, 06/05/15	100	88,500
6.88%, 01/20/40	48	45,353
7.25%, 03/17/44	150	144,750
7.38%, 01/17/27	250	257,525
8.38%, 05/23/21	153	166,808

Security	Par (000)	Value

Brazil (continued)
St. Marys Cement Inc. Canada, 5.75%, 01/28/27 (Call 10/28/26)(a)	$200	$198,000
Vale Overseas Ltd.
6.25%, 08/10/26	200	213,754
6.88%, 11/10/39	200	224,500
8.25%, 01/17/34	125	153,281

		5,490,552
Chile — 3.9%
Banco de Credito e Inversiones SA, 3.50%, 10/12/27(a)	200	179,000
Celulosa Arauco y Constitucion SA, 4.50%, 08/01/24 (Call 05/01/24)	200	197,250
Cencosud SA
4.38%, 07/17/27 (Call 04/17/27)(a)	200	176,250
5.15%, 02/12/25 (Call 11/12/24)(a)	200	194,440
Colbun SA, 4.50%, 07/10/24 (Call 04/11/24)(a)	200	196,750
Empresa Nacional de Telecomunicaciones SA
4.75%, 08/01/26 (Call 05/03/26)(a)	200	185,750
4.88%, 10/30/24(a)	200	191,750
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	300	280,125
Enel Chile SA, 4.88%, 06/12/28(b)	200	196,500
GNL Quintero SA, 4.63%, 07/31/29(a)	200	193,250
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23 (Call 02/15/23)(a)	400	395,000
Latam Finance Ltd., 6.88%, 04/11/24 (Call 04/11/21)(a)	200	194,000
VTR Finance BV, 6.88%, 01/15/24 (Call 01/15/19)(a)	200	202,000

		2,782,065
China — 9.0%
Alibaba Group Holding Ltd.
3.40%, 12/06/27 (Call 09/06/27)	300	273,526
4.00%, 12/06/37 (Call 06/06/37)	200	175,952
Azure Nova International Finance Ltd., 3.50%, 03/21/22(a)	200	194,322
Baidu Inc., 4.13%, 06/30/25	200	195,626
Bank of China Ltd./Hong Kong, 3.88%, 06/30/25(a)	200	194,751
Bank of China Ltd./Macau, 2.88%, 04/20/22(a)	200	193,562
Bank of Communications Co. Ltd., 4.50%, 10/03/24 (Call 10/03/19)(a)(d)(e)	200	200,052
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(a)	400	383,499
China CITIC Bank Corp. Ltd., 3.33%, 12/14/22, (3 mo. LIBOR US + 1.000%)(a)(e)	200	200,054
China Construction Bank Corp., 3.88%, 05/13/25 (Call 05/13/20)(a)(d)(e)	200	197,916
China Evergrande Group, 8.75%, 06/28/25 (Call 06/28/21)(a)	200	156,750
China Overseas Finance Cayman VI Ltd., 5.95%, 05/08/24(a)	200	212,163
CITIC Ltd.
3.13%, 02/28/22(a)	200	193,174
6.63%, 04/15/21(a)	100	105,434
CMBLEMTN 1 Ltd., 3.25%, 11/29/21(a)	200	193,186
CNOOC Finance 2012 Ltd., 3.88%, 05/02/22(a)	200	199,515
CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/24	200	200,293
CNPC General Capital Ltd., 3.40%, 04/16/23(a)	200	194,906
Country Garden Holdings Co. Ltd., 4.75%, 07/25/22 (Call 07/25/20)(a)	200	171,750
Fortune Star BVI Ltd., 5.25%, 03/23/22 (Call 03/23/20)(a)	200	179,861
Huarong Finance 2017 Co. Ltd.
4.50%, (Call 01/24/22)(a)(c)(d)(e)	200	185,750
4.75%, 04/27/27(a)	200	184,162
Huarong Finance II Co. Ltd., 5.50%, 01/16/25(a)	200	198,024
ICBCIL Finance Co. Ltd., 2.50%, 09/29/21(a)	200	190,059

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
Industrial & Commercial Bank of China Ltd./Singapore, 3.44%, 04/24/22, (3 mo. LIBOR US + 0.950%)(a)(e)	$400	$401,434
JD.com Inc., 3.88%, 04/29/26	200	177,922
Kaisa Group Holdings Ltd., 8.50%, 06/30/22 (Call 06/30/20)(a)	200	140,967
Nexen Energy ULC, 7.50%, 07/30/39	100	133,040
Proven Honour Capital Ltd., 4.13%, 05/19/25(a)	200	185,172
Shimao Property Holdings Ltd., 4.75%, 07/03/22 (Call 07/03/20)(a)	200	176,250
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27(a)	200	187,500
Tencent Holdings Ltd., 3.60%, 01/19/28 (Call 10/19/27)(a)	300	275,048

		6,451,620
Colombia — 4.9%
Banco de Bogota SA
4.38%, 08/03/27(a)	200	186,500
5.38%, 02/19/23(a)	200	200,000
Bancolombia SA
4.88%, 10/18/27 (Call 10/18/22)(d)(e)	200	191,830
5.13%, 09/11/22	87	87,544
5.95%, 06/03/21	300	310,500
Colombia Telecomunicaciones SA ESP
5.38%, 09/27/22 (Call 09/27/19)(a)	200	199,150
8.50%, (a)(c)(d)(e)	100	102,325
Ecopetrol SA
4.13%, 01/16/25	200	190,750
5.38%, 06/26/26 (Call 03/26/26)	325	327,340
5.88%, 09/18/23	300	313,650
5.88%, 05/28/45(b)	400	380,800
7.38%, 09/18/43	100	111,905
Grupo Aval Ltd., 4.75%, 09/26/22(a)	200	196,750
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26 (Call 01/29/26)(a)	200	201,750
Millicom International Cellular SA, 6.00%, 03/15/25 (Call 03/15/20)(a)	200	196,500
SURA Asset Management SA, 4.88%, 04/17/24(a)(b)	100	98,225
Transportadora de Gas Internacional SA ESP, 5.70%, 03/20/22 (Call 03/20/19)(a)	200	203,000

		3,498,519
Ghana — 0.5%
Tullow Oil PLC
6.25%, 04/15/22 (Call 04/15/19)(a)	200	198,500
7.00%, 03/01/25 (Call 03/01/21)(a)	200	195,250

		393,750
Guatemala — 0.3%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24 (Call 02/06/19)(a)	200	204,575

Hong Kong — 5.3%
AIA Group Ltd., 4.50%, 03/16/46 (Call 09/16/45)(a)	200	194,977
Bank of East Asia Ltd. (The), 4.00%, 11/03/26 (Call 11/03/21)(a)(d)(e)	200	194,558
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(a)	600	538,580
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(a)	200	179,415
Hongkong Electric Finance Ltd., 2.88%, 05/03/26(a)	200	181,863
Hongkong Land Finance Cayman Islands Co. Ltd. (The), 4.50%, 06/01/22(a)	200	204,171
Hutchison Whampoa International 11 Ltd., 4.63%, 01/13/22(a)	400	409,633
Nanyang Commercial Bank Ltd., 5.00%, (Call 06/02/22)(a)(c)(d)(e)	200	183,650
NWD Finance BVI Ltd., 5.75%, (Call 10/05/21)(a)(c)	200	174,248
NWD MTN Ltd., 5.25%, 02/26/21(a)	200	203,839

Security	Par (000)	Value

Hong Kong (continued)
OVPH Ltd., 5.88%, (Call 03/01/21)(a)(c)	$200	$191,920
PCPD Capital Ltd., 4.75%, 03/09/22(a)	200	192,750
Radiant Access Ltd., 4.60%, (Call 05/18/20)(a)(c)	200	160,750
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22(a)	200	203,964
Swire Pacific MTN Financing Ltd., 4.50%, 10/09/23(a)	200	203,539
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(a)	200	191,088
TVB Finance Ltd., 3.63%, 10/11/21(a)	200	194,750

		3,803,695
India — 5.1%
ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28(a)	200	171,750
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(a)	200	185,121
Bharti Airtel International Netherlands BV
5.13%, 03/11/23(a)	200	193,584
5.35%, 05/20/24(a)	200	192,839
Delhi International Airport Ltd., 6.13%, 10/31/26(a)	200	195,902
Greenko Dutch BV, 5.25%, 07/24/24 (Call 07/24/20)(a)	200	180,267
ICICI Bank Ltd./Dubai, 4.00%, 03/18/26(a)	250	231,335
Indian Oil Corp. Ltd., 5.75%, 08/01/23(a)	200	207,879
JSW Steel Ltd., 5.25%, 04/13/22(a)	200	193,750
NTPC Ltd., 4.38%, 11/26/24(a)	200	194,645
Oil India Ltd., 5.38%, 04/17/24(a)	200	202,683
ONGC Videsh Ltd., 4.63%, 07/15/24(a)	200	196,246
Reliance Holdings USA Inc., 5.40%, 02/14/22(a)	250	257,395
Reliance Industries Ltd., 4.13%, 01/28/25(a)(b)	500	481,493
State Bank of India/London, 4.88%, 04/17/24(a)	200	201,474
Vedanta Resources PLC
7.13%, 05/31/23(a)	200	187,582
8.25%, 06/07/21(a)	200	202,629

		3,676,574
Indonesia — 1.8%
Indika Energy Capital III Pte Ltd., 5.88%, 11/09/24 (Call 11/09/21)(a)	250	223,625
Listrindo Capital BV, 4.95%, 09/14/26 (Call 03/14/21)(a)	200	177,930
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25 (Call 01/30/22)(a)	200	181,250
Minejesa Capital BV
4.63%, 08/10/30(a)	200	176,717
5.63%, 08/10/37(a)	200	176,750
Perusahaan Gas Negara Persero Tbk, 5.13%, 05/16/24(a)	200	196,250
Saka Energi Indonesia PT, 4.45%, 05/05/24(a)	200	184,250

		1,316,772
Israel — 4.7%
Altice Financing SA
6.63%, 02/15/23 (Call 02/15/19)(a)	400	394,000
7.50%, 05/15/26 (Call 05/15/21)(a)	400	376,000
Israel Chemicals Ltd., 6.38%, 05/31/38 (Call 11/30/37)(g)	100	99,000
Israel Electric Corp. Ltd.
6.88%, 06/21/23(a)	200	217,980
Series 6, 5.00%, 11/12/24(g)	200	202,000
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	200	181,147
Series 2, 3.65%, 11/10/21	300	286,125
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	300	280,875
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	300	279,750
2.80%, 07/21/23	500	438,933

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Israel (continued)
3.15%, 10/01/26(b)	$550	$446,187
4.10%, 10/01/46	250	170,341

		3,372,338
Jamaica — 0.6%
Digicel Group Ltd., 7.13%, 04/01/22 (Call 04/01/19)(a)	200	124,500
Digicel Ltd.
6.00%, 04/15/21 (Call 04/15/19)(a)	200	181,500
6.75%, 03/01/23 (Call 03/01/19)(a)	200	160,500

		466,500
Kazakhstan — 0.8%
Halyk Savings Bank of Kazakhstan JSC, 5.50%, 12/21/22(a)	200	199,000
Nostrum Oil & Gas Finance BV, 8.00%, 07/25/22 (Call 07/25/19)(a)	200	170,250
Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/26(a)	200	186,500

		555,750
Kuwait — 1.6%
Burgan Senior SPC Ltd., 3.13%, 09/14/21(a)	200	193,250
Equate Petrochemical BV
3.00%, 03/03/22(a)	200	191,250
4.25%, 11/03/26(a)	200	193,750
Kuwait Projects Co. SPC Ltd., 5.00%, 03/15/23(a)	200	199,250
NBK SPC Ltd., 2.75%, 05/30/22(a)	400	382,500

		1,160,000
Macau — 2.0%
Melco Resorts Finance Ltd., 4.88%, 06/06/25 (Call 06/06/20)(a)	200	182,300
Sands China Ltd.
4.60%, 08/08/23 (Call 07/08/23)(g)	200	197,525
5.13%, 08/08/25 (Call 06/08/25)(g)	200	196,165
5.40%, 08/08/28 (Call 05/08/28)(g)	200	191,069
Studio City Co. Ltd., 7.25%, 11/30/21 (Call 11/30/18)(a)	200	205,000
Studio City Finance Ltd., 8.50%, 12/01/20 (Call 12/01/18)(a)	250	249,340
Wynn Macau Ltd., 4.88%, 10/01/24 (Call 10/01/20)(a)	200	181,003

		1,402,402
Malaysia — 1.3%
Gohl Capital Ltd., 4.25%, 01/24/27(a)	400	374,745
Malayan Banking Bhd, 3.91%, 10/29/26 (Call 10/29/21)(a)(d)(e)	200	196,775
RHB Bank Bhd, 2.50%, 10/06/21(a)	200	191,552
TNB Global Ventures Capital Bhd, 3.24%, 10/19/26(a)	200	181,861

		944,933
Mexico — 5.5%
Alfa SAB de CV, 5.25%, 03/25/24 (Call 12/25/23)(a)(b)	200	197,500
America Movil SAB de CV
3.13%, 07/16/22	200	194,996
6.13%, 03/30/40(b)	200	226,250
6.38%, 03/01/35	200	229,298
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, 06/06/24(a)	150	141,780
Banco Santander Mexico SA, 4.13%, 11/09/22(a)(b)	150	146,738
BBVA Bancomer SA/Texas
4.38%, 04/10/24(a)	150	146,250
5.13%, 01/18/33 (Call 01/18/28)(a)(d)(e)	200	176,000
6.75%, 09/30/22(a)	150	157,725
Cemex SAB de CV
6.13%, 05/05/25 (Call 05/05/20)(a)	200	198,690
7.75%, 04/16/26 (Call 04/16/21)(a)(b)	200	210,000
Coca-Cola Femsa SAB de CV, 3.88%, 11/26/23	150	149,111
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26(a)	200	181,500

Security	Par (000)	Value

Mexico (continued)
Grupo Bimbo SAB de CV
4.50%, 01/25/22(a)	$100	$101,496
4.88%, 06/27/44(a)	200	181,750
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	200	174,400
6.63%, 01/15/40	100	106,500
Mexichem SAB de CV, 5.50%, 01/15/48 (Call 07/15/47)(a)(b)	200	176,000
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(a)(b)	200	184,500
Southern Copper Corp.
5.25%, 11/08/42(b)	200	192,500
5.88%, 04/23/45	150	156,118
7.50%, 07/27/35	100	119,125
Trust F/1401, 5.25%, 01/30/26 (Call 10/30/25)(a)	200	195,250

		3,943,477
Morocco — 0.6%
OCP SA
5.63%, 04/25/24(a)	200	203,500
6.88%, 04/25/44(a)	200	208,500

		412,000
Nigeria — 0.6%
IHS Netherlands Holdco BV, 9.50%, 10/27/21 (Call 10/27/19)(a)	200	201,750
Zenith Bank PLC, 7.38%, 05/30/22(a)	200	201,000

		402,750
Oman — 0.7%
Bank Muscat SAOG, 3.75%, 05/03/21(a)	200	193,500
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(g)	300	293,625

		487,125
Panama — 0.8%
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(a)	200	186,000
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 09/15/22)(a)	200	190,760
Global Bank Corp., 4.50%, 10/20/21(a)(b)	200	197,650

		574,410
Peru — 2.5%
Banco de Credito del Peru, 4.25%, 04/01/23(a)	450	446,625
BBVA Banco Continental SA, 5.00%, 08/26/22(a)(b)	150	153,000
Inkia Energy Ltd., 5.88%, 11/09/27 (Call 11/09/22)(a)	200	189,250
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)	200	201,750
Nexa Resources SA, 5.38%, 05/04/27 (Call 02/04/27)(a)	200	193,750
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27 (Call 04/25/22)(a)	200	181,650
Peru LNG Srl, 5.38%, 03/22/30(a)(b)	200	197,750
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(a)	200	192,750

		1,756,525
Philippines — 0.3%
JGSH Philippines Ltd., 4.38%, 01/23/23(a)	200	197,312

Poland — 0.3%
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, 4.63%, 09/26/22(a)	200	202,750

Qatar — 2.5%
ABQ Finance Ltd., 3.50%, 02/22/22(a)	200	193,750
CBQ Finance Ltd., 3.25%, 06/13/21(a)	200	194,000
Nakilat Inc., 6.07%, 12/31/33(a)	200	218,500
Ooredoo International Finance Ltd.
3.25%, 02/21/23(a)	350	332,938
3.88%, 01/31/28(a)	200	187,500
5.00%, 10/19/25(a)	200	203,750

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Qatar (continued)
QNB Finance Ltd., 2.13%, 09/07/21(a)	$200	$189,300
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.84%, 09/30/27(a)	250	270,000

		1,789,738
Russia — 5.9%
Alfa Bank AO Via Alfa Bond Issuance PLC, 8.00%, (Call 02/03/22)(a)(c)(d)(e)	200	185,750
Credit Bank of Moscow Via CBOM Finance PLC, 7.50%, 10/05/27 (Call 10/05/22)(a)(d)(e)	200	150,750
Evraz Group SA, 8.25%, 01/28/21(a)	200	211,000
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23(a)	200	205,730
Gazprom OAO Via Gaz Capital SA 4.95%, 07/19/22(a)	200	199,980
6.51%, 03/07/22(a)	100	104,265
7.29%, 08/16/37(a)	100	109,865
8.63%, 04/28/34(a)	150	183,360
Gazprombank OAO Via GPB Eurobond Finance PLC, 7.50%, 12/28/23 (Call 12/28/18)(a)(d)(e)	200	195,750
Lukoil International Finance BV 4.56%, 04/24/23(a)	200	196,230
6.66%, 06/07/22(a)	100	105,990
MMC Norilsk Nickel OJSC via MMC Finance DAC, 4.10%, 04/11/23(a)	200	188,250
Novolipetsk Steel via Steel Funding DAC, 4.50%, 06/15/23(a)	200	192,500
Polyus Finance PLC, 5.25%, 02/07/23(a)	200	192,250
Rosneft Oil Co. Via Rosneft International Finance DAC, 4.20%, 03/06/22(a)	200	193,980
Sberbank of Russia Via SB Capital SA 5.13%, 10/29/22(a)	200	196,500
5.50%, 02/26/24 (Call 02/26/19)(a)(d)(e)	200	199,250
6.13%, 02/07/22(a)	200	205,250
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22(a)	200	204,000
VEON Holdings BV 4.95%, 06/16/24 (Call 03/16/24)(a)	200	188,750
5.95%, 02/13/23(a)	200	200,500
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22(a)	400	390,000

		4,199,900
Saudi Arabia — 2.2%
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(a)	200	188,500
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 03/21/23(a)	200	186,750
SABIC Capital II BV, 4.00%, 10/10/23(g)	200	197,250
Saudi Electricity Global Sukuk Co., 4.21%, 04/03/22(a)	200	200,500
Saudi Electricity Global Sukuk Co. 3 4.00%, 04/08/24(a)	600	587,250
5.50%, 04/08/44(a)	200	202,500

		1,562,750
Singapore — 2.7%
DBS Group Holdings Ltd. 3.11%, 07/25/22, (3 mo. LIBOR US + 0.620%)(a)(e)	200	200,485
3.60%, (Call 09/07/21)(a)(c)(d)(e)	200	191,199
Flex Ltd., 4.75%, 06/15/25 (Call 03/15/25)(b)	300	296,817
GLP Pte Ltd., 3.88%, 06/04/25(a)	200	177,764
Oversea-Chinese Banking Corp. Ltd., 4.25%, 06/19/24(a)	200	198,708
SingTel Group Treasury Pte Ltd., 3.25%, 06/30/25(a)	500	478,186
United Overseas Bank Ltd., 3.50%, 09/16/26 (Call 09/16/21)(a)(d)(e)	400	393,260

		1,936,419

Security	Par (000)	Value

South Africa — 2.3%
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22	$100	$100,375
Liquid Telecommunications Financing PLC, 8.50%, 07/13/22 (Call 07/13/20)(a)	200	204,250
MTN Mauritius Investment Ltd. 4.76%, 11/11/24(a)	200	179,500
5.37%, 02/13/22(a)	200	192,250
Myriad International Holdings BV, 5.50%, 07/21/25 (Call 04/21/25)(a)	400	408,500
Petra Diamonds U.S. Treasury PLC, 7.25%, 05/01/22 (Call 05/01/19)(a)	200	190,750
Sasol Financing International Ltd., 4.50%, 11/14/22	200	195,000
SASOL Financing USA LLC, 6.50%, 09/27/28 (Call 06/27/28)	200	201,000

		1,671,625
South Korea — 3.8%
Hanwha Life Insurance Co. Ltd., 4.70%, 04/23/48 (Call 04/23/23)(a)(d)(e)	200	190,884
Hyundai Capital Services Inc., 3.00%, 03/06/22(a)	400	385,019
Korea East-West Power Company Ltd., 2.63%, 06/19/22(a)	200	191,388
Korea Gas Corp., 3.50%, 07/21/25(a)	200	192,396
Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/22(a)	200	193,922
Kyobo Life Insurance Co. Ltd., 3.95%, 07/24/47 (Call 07/24/22)(a)(d)(e)	200	189,579
NongHyup Bank, 2.88%, 07/17/22(a)	200	192,604
POSCO, 5.25%, 04/14/21(a)	200	206,450
Shinhan Bank Co. Ltd., 2.88%, 03/28/22(a)	400	387,032
Woori Bank 2.63%, 07/20/21(a)	200	193,366
4.75%, 04/30/24(a)	400	399,619

		2,722,259
Taiwan — 0.3%
Formosa Group Cayman Ltd., 3.38%, 04/22/25(a)	200	190,382

Thailand — 1.1%
Bangkok Bank PCL/Hong Kong, 5.00%, 10/03/23(a)	200	207,670
PTT Global Chemical PCL, 4.25%, 09/19/22(a)	200	199,851
PTTEP Treasury Center Co. Ltd., 4.60%, (Call 07/17/22)(a)(c)(d)(e)	200	192,000
Siam Commercial Bank PCL/Cayman Islands, 2.75%, 05/16/23(a)	200	188,079

		787,600
Turkey — 4.3%
Akbank Turk AS, 5.13%, 03/31/25(a)	200	171,250
Coca-Cola Icecek AS, 4.22%, 09/19/24 (Call 06/19/24)(a)	200	187,500
QNB Finansbank AS, 4.88%, 05/19/22(a)	200	184,800
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/18/24)(a)	200	176,500
Turk Telekomunikasyon AS, 4.88%, 06/19/24(a)	200	172,500
Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/25(a)	200	181,000
Turkiye Garanti Bankasi AS, 5.88%, 03/16/23(a)	400	370,000
Turkiye Halk Bankasi AS, 4.75%, 02/11/21(a)	200	168,750
Turkiye Is Bankasi AS 5.00%, 06/25/21(a)	200	176,500
5.38%, 10/06/21(a)	200	176,250
5.50%, 04/21/22(a)	200	172,000
7.00%, 06/29/28 (Call 06/29/23)(a)(d)(e)	200	146,000
Turkiye Vakiflar Bankasi TAO 5.75%, 01/30/23(a)	200	173,500
6.00%, 11/01/22(a)	200	164,500

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
Yapi ve Kredi Bankasi AS 5.85%, 06/21/24(a)	$200	$169,750
8.50%, 03/09/26 (Call 03/09/21)(a)(d)(e)	300	261,000

		3,051,800
Ukraine — 1.2%
DTEK Finance PLC, 10.75%, (10.75% PIK), 12/31/24 (Call 01/01/20)(f)	260	266,147
Metinvest BV 7.75%, 04/23/23 (Call 01/23/23)(b)(g)	200	192,000
8.50%, 04/23/26 (Call 01/23/26)(g)	200	189,750
MHP SE, 7.75%, 05/10/24(a)	200	196,750

		844,647
United Arab Emirates — 5.3%
Abu Dhabi National Energy Co. PJSC 3.63%, 06/22/21(a)	200	198,800
3.63%, 01/12/23(a)	200	195,000
4.38%, 06/22/26(a)	400	390,000
6.50%, 10/27/36(a)	100	118,250
ADCB Finance Cayman Ltd., 4.50%, 03/06/23(a)	200	199,500
BOS Funding Ltd., 4.23%, 03/07/22(a)	200	195,000
DAE Funding LLC, 5.00%, 08/01/24 (Call 08/01/20)(a)	100	96,875
DIB Sukuk Ltd., 3.66%, 02/14/22(a)	200	194,250
Dolphin Energy Ltd. LLC, 5.50%, 12/15/21(a)(b)	200	209,250
DP World Crescent Ltd., 3.91%, 05/31/23(a)	200	196,500
DP World Ltd., 6.85%, 07/02/37(a)	200	222,000
Emaar Sukuk Ltd., 3.64%, 09/15/26(a)	200	180,250
EMG SUKUK Ltd., 4.56%, 06/18/24(a)	200	196,500
Emirates NBD Tier 1 Ltd., 5.75%, (Call 05/30/19)(a)(c)(d)(e)	400	398,500
First Abu Dhabi Bank PJSC, 3.00%, 03/30/22(a)	200	194,000
MAF Global Securities Ltd., 4.75%, 05/07/24(a)	200	198,500
Ruwais Power Co. PJSC, 6.00%, 08/31/36(a)	200	218,250
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25 (Call 02/15/21)(a)	200	202,250

		3,803,675
United Kingdom — 0.8%
Petron Corp., 4.60%, (a)(c)(d)(e)	200	187,970
SABIC Capital II BV, 4.50%, 10/10/28(g)	200	195,912
Sands China Ltd., 5.40%, 08/08/28 (Call 05/08/28)(a)	200	190,932

		574,814
Zambia — 1.5%
First Quantum Minerals Ltd. 7.00%, 02/15/21 (Call 02/15/19)(a)	200	195,000
7.25%, 04/01/23 (Call 10/01/19)(a)	600	553,500
7.50%, 04/01/25 (Call 04/01/20)(a)	400	357,520

		1,106,020

Total Corporate Bonds & Notes — 97.4%
(Cost: $73,568,211)		69,676,259

Security	Par/ Shares (000)	Value

Foreign Government Obligations(h)

Nigeria — 0.3%
Africa Finance Corp., 3.88%, 04/13/24(a)	$200	$189,250

South Korea — 0.6%
Korea Gas Corp., 6.25%, 01/20/42(a)(b)	200	250,750
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23(a)	200	198,537

		449,287
Supranational — 0.6%
African Export-Import Bank (The), 4.00%, 05/24/21(a)	400	395,500

Total Foreign Government Obligations — 1.5%
(Cost: $1,087,182)		1,034,037

Short-Term Investments

Money Market Funds — 7.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(i)(j)(k)	4,764	4,764,926
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(i)(j)	336	336,440

		5,101,366

Total Short-Term Investments — 7.1%
(Cost: $5,100,851)		5,101,366

Total Investments in Securities — 106.0%
(Cost: $79,756,244)		75,811,662

Other Assets, Less Liabilities — (6.0)%		(4,296,299)

Net Assets — 100.0%		$71,515,363

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	All or a portion of this security is on loan.
(c)	Perpetual security with no stated maturity date.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.
(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(g)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Investments are denominated in U.S. dollars.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.
(k)	All or a portion of this security was purchased with cash collateral received from loaned securities.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan EM Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	3,412	1,352	4,764	$4,764,926	$32,088	(b)	$276		$332
BlackRock Cash Funds: Treasury, SL Agency Shares	2,623	(2,287)	336	336,440	18,519		—		—

				$5,101,366	$50,607		$276		$332

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$69,676,259	$—	$69,676,259
Foreign Government Obligations	—	1,034,037	—	1,034,037
Money Market Funds	5,101,366	—	—	5,101,366

	$5,101,366	$70,710,296	$—	$75,811,662

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments October 31, 2018	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Argentina — 5.1%
Argentine Bonos del Tesoro
15.50%, 10/17/26	ARS	425,665	$9,579,427
16.00%, 10/17/23	ARS	255,000	6,054,633
18.20%, 10/03/21	ARS	258,390	5,867,164

			21,501,224
Brazil — 14.8%
Brazil Letras do Tesouro Nacional
0.00%, 01/01/20(a)	BRL	48,257	11,981,427
0.00%, 04/01/20(a)	BRL	8,440	2,052,083
0.00%, 07/01/20(a)	BRL	36,604	8,717,128
0.00%, 07/01/21(a)	BRL	14,437	3,131,935
0.00%, 01/01/22(a)	BRL	15,524	3,202,083
Brazil Notas do Tesouro Nacional
10.00%, 01/01/29	BRL	2,263	603,807
Series F, 10.00%, 01/01/21	BRL	22,441	6,249,300
Series F, 10.00%, 01/01/23	BRL	54,465	15,016,551
Series F, 10.00%, 01/01/25	BRL	19,899	5,423,561
Series F, 10.00%, 01/01/27	BRL	19,802	5,313,062
Brazilian Government International Bond
8.50%, 01/05/24	BRL	500	134,061
10.25%, 01/10/28	BRL	1,420	420,514
12.50%, 01/05/22	BRL	1,633	491,697

			62,737,209
Chile — 4.4%
Bonos de la Tesoreria de la Republica en pesos
4.50%, 02/28/21	CLP	1,425,000	2,071,579
4.50%, 03/01/21	CLP	1,230,000	1,788,078
4.50%, 03/01/26	CLP	4,150,000	5,951,841
5.00%, 03/01/35	CLP	2,925,000	4,209,318
6.00%, 01/01/43	CLP	2,465,000	3,953,473
Chile Government International Bond, 5.50%, 08/05/20	CLP	390,000	576,984

			18,551,273
Colombia — 4.4%
Colombia Government International Bond
7.75%, 04/14/21	COP	8,022,000	2,600,688
9.85%, 06/28/27	COP	745,000	283,912
Colombian TES
6.00%, 04/28/28	COP	11,153,000	3,179,311
6.25%, 11/26/25	COP	500,000	149,768
7.00%, 05/04/22	COP	5,674,200	1,818,583
7.00%, 06/30/32	COP	4,910,000	1,450,841
7.50%, 08/26/26	COP	10,328,000	3,300,733
7.75%, 09/18/30	COP	5,808,000	1,853,966
10.00%, 07/24/24	COP	8,440,300	3,044,251
11.00%, 07/24/20	COP	2,417,900	818,807

			18,500,860
Czech Republic — 4.4%
Czech Republic Government Bond
0.25%, 02/10/27	CZK	15,000	564,820
0.45%, 10/25/23(b)	CZK	16,000	652,966
0.95%, 05/15/30(b)	CZK	73,230	2,770,436
1.00%, 06/26/26(b)	CZK	10,000	402,575
2.40%, 09/17/25(b)	CZK	23,710	1,057,625
2.50%, 08/25/28(b)	CZK	43,580	1,965,086
3.75%, 09/12/20(b)	CZK	10,840	493,346
3.85%, 09/29/21(b)	CZK	128,730	5,972,209

Security		Par (000)	Value

Czech Republic (continued)
4.70%, 09/12/22(b)	CZK	59,850	$2,901,784
5.70%, 05/25/24(b)	CZK	38,950	2,057,916

			18,838,763
Dominican Republic — 4.4%
Dominican Republic International Bond, 8.90%, 02/15/23(b)	DOP	941,800	18,724,395

Hungary — 4.4%
Hungary Government Bond
2.50%, 10/27/21	HUF	394,000	1,407,534
2.75%, 12/22/26	HUF	544,650	1,790,464
3.00%, 06/26/24	HUF	504,000	1,765,858
3.00%, 10/27/27	HUF	358,840	1,186,934
3.50%, 06/24/20	HUF	1,009,330	3,673,878
5.50%, 06/24/25	HUF	1,053,010	4,179,234
6.00%, 11/24/23	HUF	158,850	645,924
6.75%, 10/22/28	HUF	135,000	585,283
7.00%, 06/24/22	HUF	507,660	2,071,604
7.50%, 11/12/20	HUF	322,320	1,271,554

			18,578,267
Indonesia — 4.5%
Indonesia Treasury Bond
5.63%, 05/15/23	IDR	42,282,000	2,496,175
6.13%, 05/15/28	IDR	35,240,000	1,954,108
6.63%, 05/15/33	IDR	2,000,000	108,206
7.00%, 05/15/22	IDR	14,121,000	894,957
7.50%, 05/15/38	IDR	10,516,000	599,210
8.25%, 07/15/21	IDR	11,750,000	774,831
8.25%, 06/15/32	IDR	22,819,000	1,422,200
8.38%, 03/15/24	IDR	28,904,000	1,885,105
8.38%, 09/15/26	IDR	39,283,000	2,551,179
8.38%, 03/15/34	IDR	45,376,000	2,850,458
8.75%, 05/15/31	IDR	10,639,000	695,445
9.00%, 03/15/29	IDR	9,696,000	648,951
9.50%, 07/15/31	IDR	4,008,000	276,164
11.00%, 11/15/20	IDR	3,648,000	255,078
11.00%, 09/15/25	IDR	10,435,000	767,395
Perusahaan Penerbit SBSN Indonesia, 8.88%, 11/15/31	IDR	13,500,000	895,378

			19,074,840
Malaysia — 4.5%
Malaysia Government Bond
3.48%, 03/15/23	MYR	11,141	2,620,967
3.49%, 03/31/20	MYR	19,437	4,646,119
3.90%, 11/30/26	MYR	6,640	1,558,095
3.90%, 11/16/27	MYR	4,000	933,737
4.06%, 09/30/24	MYR	1,200	287,071
4.23%, 06/30/31	MYR	5,162	1,197,055
4.94%, 09/30/43	MYR	3,695	880,395
Malaysia Government Investment Issue
3.23%, 04/15/20	MYR	1,500	356,754
3.95%, 04/14/22	MYR	14,210	3,409,537
4.07%, 09/30/26	MYR	9,138	2,161,198
4.26%, 07/26/27	MYR	4,000	957,798

			19,008,726
Mexico — 7.9%
Mexican Bonos
5.00%, 12/11/19	MXN	59,423	2,824,732
5.75%, 03/05/26	MXN	36,362	1,500,891

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mexico (continued)
6.50%, 06/10/21	MXN	52,648	$2,469,498
6.50%, 06/09/22	MXN	147,268	6,783,689
7.50%, 06/03/27	MXN	160,353	7,275,649
7.75%, 05/29/31	MXN	43,707	1,965,304
7.75%, 11/13/42	MXN	53,760	2,317,808
8.00%, 06/11/20	MXN	20,929	1,023,841
8.00%, 12/07/23	MXN	16,715	800,831
8.00%, 11/07/47	MXN	14,350	632,958
8.50%, 05/31/29	MXN	4,400	211,336
8.50%, 11/18/38	MXN	8,526	400,793
10.00%, 12/05/24	MXN	67,223	3,512,301
10.00%, 11/20/36	MXN	28,923	1,557,163

			33,276,794
Peru — 4.4%
Peru Government Bond
5.70%, 08/12/24	PEN	5,345	1,625,885
6.15%, 08/12/32(b)(c)	PEN	700	205,330
6.35%, 08/12/28	PEN	24,296	7,429,863
6.90%, 08/12/37	PEN	5,171	1,597,298
6.95%, 08/12/31	PEN	12,511	3,955,323
8.20%, 08/12/26	PEN	11,337	3,899,904

			18,713,603
Philippines — 4.4%
Philippine Government International Bond
3.90%, 11/26/22	PHP	244,000	4,181,495
4.95%, 01/15/21	PHP	372,000	6,772,340
6.25%, 01/14/36	PHP	451,000	7,858,046

			18,811,881
Poland — 4.4%
Republic of Poland Government Bond
1.50%, 04/25/20	PLN	2,636	688,124
1.75%, 07/25/21	PLN	18,747	4,888,741
2.50%, 07/25/26	PLN	4,791	1,204,845
2.50%, 07/25/27	PLN	10,228	2,542,241
2.75%, 04/25/28	PLN	2,700	677,264
3.25%, 07/25/25	PLN	3,868	1,032,204
4.00%, 10/25/23	PLN	6,621	1,850,001
5.25%, 10/25/20	PLN	3,950	1,104,408
5.75%, 10/25/21	PLN	7,803	2,264,806
5.75%, 09/23/22	PLN	8,789	2,593,324

			18,845,958
Romania — 4.4%
Romania Government Bond
3.25%, 03/22/21	RON	15,080	3,586,556
3.25%, 04/29/24	RON	8,000	1,802,643
3.50%, 12/19/22	RON	17,125	3,993,129
5.75%, 04/29/20	RON	2,700	674,829
5.80%, 07/26/27	RON	8,910	2,293,589
5.85%, 04/26/23	RON	11,580	2,951,972
5.95%, 06/11/21	RON	13,050	3,295,220

			18,597,938
Russia — 4.4%
Russian Federal Bond - OFZ
6.90%, 05/23/29	RUB	20,500	277,308
7.00%, 01/25/23	RUB	651,938	9,517,759
7.05%, 01/19/28	RUB	90,908	1,262,396
7.10%, 10/16/24	RUB	84,900	1,216,495
7.25%, 05/10/34	RUB	22,872	310,947
7.50%, 08/18/21	RUB	65,550	982,751

Security		Par (000)	Value

Russia (continued)
7.60%, 04/14/21	RUB	46,910	$708,217
7.70%, 03/23/33	RUB	94,914	1,352,099
8.15%, 02/03/27	RUB	140,846	2,105,813
8.50%, 09/17/31	RUB	71,080	1,081,305

			18,815,090
South Africa — 4.3%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	17,469	815,115
6.50%, 02/28/41	ZAR	18,685	851,757
6.75%, 03/31/21	ZAR	17,000	1,121,996
7.00%, 02/28/31	ZAR	26,800	1,441,674
7.75%, 02/28/23	ZAR	2,200	144,132
8.00%, 01/31/30	ZAR	64,425	3,827,115
8.50%, 01/31/37	ZAR	26,632	1,551,947
8.75%, 01/31/44	ZAR	27,000	1,576,612
8.75%, 02/28/48	ZAR	32,764	1,908,679
8.88%, 02/28/35	ZAR	32,000	1,952,846
10.50%, 12/21/26	ZAR	41,450	2,983,316

			18,175,189
Thailand — 4.5%
Thailand Government Bond
1.88%, 06/17/22	THB	34,000	1,009,603
2.00%, 12/17/22	THB	9,100	270,523
2.13%, 12/17/26	THB	30,382	873,777
2.55%, 06/26/20	THB	24,775	753,466
2.88%, 06/17/46	THB	21,000	570,504
3.40%, 06/17/36	THB	72,770	2,233,017
3.63%, 06/16/23	THB	78,428	2,491,728
3.65%, 12/17/21	THB	86,752	2,733,412
3.65%, 06/20/31	THB	12,300	389,604
3.78%, 06/25/32	THB	13,638	435,353
3.85%, 12/12/25	THB	52,949	1,719,429
4.26%, 12/12/37(b)	THB	470	15,738
4.88%, 06/22/29	THB	156,280	5,515,409

			19,011,563
Turkey — 4.2%
Turkey Government Bond
7.40%, 02/05/20	TRY	10,000	1,483,055
8.00%, 03/12/25	TRY	2,652	291,553
8.50%, 09/14/22	TRY	8,799	1,111,790
8.80%, 09/27/23	TRY	16,464	1,975,989
9.00%, 07/24/24	TRY	38,929	4,786,837
9.20%, 09/22/21	TRY	6,950	932,736
9.40%, 07/08/20	TRY	7,700	1,120,652
9.50%, 01/12/22	TRY	10,414	1,361,338
10.50%, 01/15/20	TRY	4,003	628,672
10.50%, 08/11/27	TRY	6,546	778,632
10.60%, 02/11/26	TRY	10,526	1,307,461
10.70%, 02/17/21	TRY	6,900	971,588
11.00%, 02/24/27	TRY	2,500	306,516
12.40%, 03/08/28	TRY	5,000	675,049

			17,731,868

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2018	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par/ Shares (000)	Value

Uruguay — 4.4%
Uruguay Government International Bond
8.50%, 03/15/28(b)	UYU	331,243	$8,504,411
9.88%, 06/20/22(b)	UYU	338,110	10,128,511

			18,632,922

Total Foreign Government Obligations — 98.2% (Cost: $462,701,853)			416,128,363

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(d)(e)		35	34,679

Total Short-Term Investments — 0.0% (Cost: $34,679)			34,679

Total Investments in Securities — 98.2% (Cost: $462,736,532)			416,163,042

Other Assets, Less Liabilities — 1.8%			7,569,020

Net Assets — 100.0%			$423,732,062

(a)	Zero-coupon bond.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	490	(455)	35	$34,679	$15,910	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Foreign Government Obligations	$—	$416,128,363	$—	$416,128,363
Money Market Funds	34,679	—	—	34,679

	$34,679	$416,128,363	$—	$416,163,042

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds & Notes

Australia — 0.2%
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)(a)(b)	USD	130	$125,622
5.13%, 03/15/23 (Call 12/15/22)(a)	USD	100	96,250
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	USD	135	127,767

			349,639
Austria — 0.1%
Raiffeisenlandesbank Niederoesterreich-Wien AG, 5.88%, 11/27/23(c)	EUR	100	128,962
Wienerberger AG, 2.00%, 05/02/24(c)	EUR	50	58,003

			186,965
Belgium — 0.3%
Barry Callebaut Services NV, 5.63%, 06/15/21(c)	EUR	100	128,380
Ethias SA, 5.00%, 01/14/26(c)	EUR	100	125,265
Telenet Finance Luxembourg Note, 5.50%, 03/01/28 (Call 12/01/22)(a)	USD	200	185,000
Telenet Finance Luxembourg Notes Sarl, 3.50%, 03/01/28 (Call 12/01/22)(c)	EUR	100	111,499

			550,144
Bermuda — 0.0%
Weatherford International Ltd., 9.88%, 02/15/24 (Call 11/15/23)(b)	USD	150	117,000

Brazil — 0.3%
ESAL GmbH, 6.25%, 02/05/23 (Call 12/03/18)(a)(b)	USD	200	196,250
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)(a)	USD	150	144,000
5.88%, 07/15/24 (Call 07/15/19)(a)	USD	125	122,688
6.75%, 02/15/28 (Call 02/15/23)(a)	USD	175	168,656

			631,594
Canada — 3.3%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)(a)(b)	USD	275	258,500
4.63%, 01/15/22 (Call 12/03/18)(a)	USD	250	247,531
5.00%, 10/15/25 (Call 10/15/20)(a)	USD	525	490,875
Air Canada
4.75%, 10/06/23 (Call 10/06/19)(a)	CAD	25	19,406
7.75%, 04/15/21(a)	USD	75	80,362
Bausch Health Companies Inc.
5.63%, 12/01/21 (Call 12/03/18)(a)	USD	175	172,079
7.50%, 07/15/21 (Call 12/03/18)(a)	USD	277	281,155
Baytex Energy Corp., 6.63%, 07/19/22 (Call 11/30/18)	CAD	50	37,455
Bombardier Inc.
5.75%, 03/15/22(a)	USD	100	98,875
6.00%, 10/15/22 (Call 12/03/18)(a)(b)	USD	225	221,344
6.13%, 05/15/21(c)	EUR	100	121,723
6.13%, 01/15/23(a)	USD	225	222,422
7.50%, 12/01/24 (Call 12/01/20)(a)	USD	175	177,844
7.50%, 03/15/25 (Call 03/15/20)(a)(b)	USD	275	275,000
7.75%, 03/15/20(a)	USD	150	155,088
8.75%, 12/01/21(a)	USD	250	269,344
Brookfield Residential Properties Inc.
6.13%, 05/15/23 (Call 11/30/18)(a)	CAD	50	37,931
6.50%, 12/15/20 (Call 12/03/18)(a)	USD	50	50,000
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 12/03/18)(a)	USD	75	73,046
Cascades Inc., 5.50%, 07/15/21 (Call 11/30/18)(a)	CAD	25	19,310

Security	Par (000)		Value

Canada (continued)
CES Energy Solutions Corp., 6.38%, 10/21/24 (Call 10/21/20)	CAD	50	$36,729
Cott Corp., 5.50%, 07/01/24 (Call 07/01/19)(c)	EUR	100	119,534
Crew Energy Inc., 6.50%, 03/14/24 (Call 03/14/20)(a)	CAD	50	33,724
GFL Environmental Inc., 5.38%, 03/01/23 (Call 03/01/20)(a)	USD	75	67,990
Gibson Energy Inc.
5.25%, 07/15/24 (Call 07/15/20)(c)	CAD	100	75,081
5.38%, 07/15/22 (Call 11/30/18)(a)	CAD	50	37,990
Great Canadian Gaming Corp., 6.63%, 07/25/22 (Call 11/30/18)(a)	CAD	50	38,906
Hulk Finance Corp., 7.00%, 06/01/26 (Call 06/01/21)(a)	USD	75	69,247
Iron Mountain Canada Operations ULC, 5.38%, 09/15/23 (Call 09/15/19)(a)	CAD	25	19,084
MEG Energy Corp.
6.38%, 01/30/23 (Call 12/03/18)(a)	USD	150	144,926
6.50%, 01/15/25 (Call 01/15/20)(a)	USD	150	155,250
7.00%, 03/31/24 (Call 12/03/18)(a)	USD	175	171,937
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)	USD	190	174,800
5.00%, 05/01/25 (Call 01/31/25)(a)	USD	100	91,025
5.25%, 08/01/23 (Call 12/03/18)(a)	USD	100	96,740
5.25%, 06/01/27 (Call 03/03/27)(a)	USD	200	179,317
NuVista Energy Ltd., 6.50%, 03/02/23 (Call 03/02/20)	CAD	50	37,383
Open Text Corp.
5.63%, 01/15/23 (Call 12/03/18)(a)	USD	150	150,501
5.88%, 06/01/26 (Call 06/01/21)(a)	USD	130	130,207
Parkland Fuel Corp.
5.63%, 05/09/25 (Call 05/09/20)	CAD	100	75,509
5.75%, 09/16/24 (Call 09/16/19)(a)	CAD	25	19,084
5.75%, 09/16/24 (Call 09/16/19)	CAD	50	38,169
6.00%, 11/21/22 (Call 11/30/18)	CAD	50	38,859
Postmedia Network Inc., 8.25%, 07/15/21 (Call 11/30/18)(a)	CAD	1	438
Precision Drilling Corp., 7.13%, 01/15/26 (Call 11/15/20)(a)	USD	80	79,192
Quebecor Media Inc.
5.75%, 01/15/23	USD	225	225,256
6.63%, 01/15/23(a)	CAD	160	128,587
Russel Metals Inc., 6.00%, 04/19/22 (Call 11/30/18)(a)	CAD	25	19,113
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)(a)	USD	110	102,575
6.75%, 05/01/23 (Call 12/03/18)(a)	USD	75	77,119
6.88%, 06/30/23 (Call 12/03/18)(a)	USD	125	127,931
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)(b)	USD	200	202,650
Superior Plus LP
5.13%, 08/27/25 (Call 02/27/21)	CAD	50	35,523
5.25%, 02/27/24 (Call 02/27/20)	CAD	50	36,610
Teck Resources Ltd., 8.50%, 06/01/24 (Call 06/01/19)(a)	USD	100	108,292
Videotron Ltd.
5.00%, 07/15/22	USD	125	125,156
5.13%, 04/15/27 (Call 04/15/22)(a)	USD	135	127,392
5.38%, 06/15/24 (Call 03/15/24)(a)	USD	100	99,875
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	38,771
5.75%, 01/15/26 (Call 09/15/20)(c)	CAD	75	58,145

			6,903,907
Denmark — 0.2%
DKT Finance ApS, 7.00%, 06/17/23 (Call 06/17/20)(c)	EUR	200	243,071

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Denmark (continued)
Norican A/S, 4.50%, 05/15/23 (Call 11/15/19)(c)	EUR	100	$106,400
TDC AS, 5.63%, 02/23/23(c)	GBP	100	141,171

			490,642
Finland — 0.5%
Nokia OYJ 1.00%, 03/15/21 (Call 02/15/21)(c)	EUR	100	114,600
2.00%, 03/15/24 (Call 12/15/23)(c)	EUR	125	143,721
3.38%, 06/12/22	USD	125	119,219
4.38%, 06/12/27	USD	80	75,240
Outokumpu OYJ, 4.13%, 06/18/24 (Call 06/18/20)(c)	EUR	100	109,388
Stora Enso OYJ 2.13%, 06/16/23 (Call 03/16/23)(c)	EUR	100	118,672
2.50%, 03/21/28 (Call 12/21/27)(c)	EUR	100	113,846
Teollisuuden Voima Oyj, 2.00%, 05/08/24 (Call 02/08/24)(c)	EUR	100	113,919
Teollisuuden Voima OYJ 2.13%, 02/04/25 (Call 11/04/24)(c)	EUR	100	113,363
2.50%, 03/17/21(c)	EUR	100	117,915

			1,139,883
France — 3.7%
Altice France SA/France 5.63%, 05/15/24 (Call 05/15/19)(c)	EUR	200	233,890
5.88%, 02/01/27 (Call 02/01/22)(c)	EUR	200	233,408
6.25%, 05/15/24 (Call 05/15/19)(a)	USD	200	192,000
7.38%, 05/01/26 (Call 05/01/21)(a)	USD	1,000	958,280
8.13%, 02/01/27 (Call 02/01/22)(a)	USD	400	395,000
Autodis SA, 4.38%, 05/01/22 (Call 11/30/18)(c)	EUR	100	114,311
Banijay Group SAS, 4.00%, 07/01/22 (Call 07/01/19)(c)	EUR	100	115,465
Burger King France SAS, 6.00%, 05/01/24 (Call 05/01/20)(c)	EUR	100	119,502
Casino Guichard Perrachon SA 1.87%, 06/13/22 (Call 03/13/22)(c)	EUR	200	204,863
4.05%, 08/05/26 (Call 05/05/26)(c)	EUR	100	102,416
4.50%, 03/07/24 (Call 12/07/23)(c)	EUR	200	215,818
4.56%, 01/25/23(c)	EUR	100	110,206
5.24%, 03/09/20	EUR	100	116,597
5.98%, 05/26/21(c)	EUR	200	236,516
CMA CGM SA 5.25%, 01/15/25 (Call 10/15/20)(c)	EUR	100	95,895
6.50%, 07/15/22 (Call 07/15/19)(c)	EUR	200	213,917
Elis SA 1.88%, 02/15/23 (Call 11/15/22)(c)	EUR	100	114,062
2.88%, 02/15/26 (Call 11/15/25)(c)	EUR	100	113,610
3.00%, 04/30/22 (Call 11/30/18)(c)	EUR	100	114,897
Europcar Mobility Group 4.13%, 11/15/24 (Call 11/15/20)(c)	EUR	100	110,001
5.75%, 06/15/22 (Call 11/12/18)(c)	EUR	100	115,712
Faurecia SA 2.63%, 06/15/25 (Call 06/15/21)(c)	EUR	100	112,091
3.63%, 06/15/23 (Call 06/15/19)(c)	EUR	100	115,985
Fnac Darty SA, 3.25%, 09/30/23 (Call 09/30/19)(c)	EUR	100	114,912
La Financiere Atalian SASU 4.00%, 05/15/24 (Call 05/15/20)(c)	EUR	100	100,794
5.13%, 05/15/25 (Call 05/15/21)(c)	EUR	100	103,717
Louvre Bidco SAS, 4.25%, 09/30/24 (Call 09/30/20)(c)	EUR	100	109,608
Loxam SAS 4.88%, 07/23/21 (Call 11/12/18)(c)	EUR	58	66,828
6.00%, 04/15/25 (Call 04/15/20)(c)	EUR	100	119,771
Mobilux Finance SAS, 5.50%, 11/15/24 (Call 11/15/19)(c)	EUR	100	102,979

Security	Par (000)		Value

France (continued)
Nexans SA, 3.25%, 05/26/21 (Call 02/26/21)(c)	EUR	100	$118,693
Novafives SAS, 5.00%, 06/15/25 (Call 06/15/21)(c)	EUR	100	103,110
Orano SA 3.13%, 03/20/23 (Call 12/20/22)(c)	EUR	200	225,100
3.25%, 09/04/20(c)	EUR	200	233,372
3.50%, 03/22/21(c)	EUR	200	233,560
4.88%, 09/23/24	EUR	150	175,708
Paprec Holding SA, 4.00%, 03/31/25 (Call 03/31/21)(c)	EUR	100	113,026
Peugeot SA 2.00%, 03/23/24(c)	EUR	100	115,066
2.00%, 03/20/25 (Call 12/20/24)(c)	EUR	100	112,363
2.38%, 04/14/23(c)	EUR	100	119,031
Rexel SA 2.63%, 06/15/24 (Call 03/15/20)(c)	EUR	100	113,500
3.50%, 06/15/23 (Call 06/15/19)(c)	EUR	100	116,473
SPCM SA, 2.88%, 06/15/23 (Call 11/13/18)(c)	EUR	100	113,955
SPIE SA, 3.13%, 03/22/24 (Call 09/22/23)(c)	EUR	100	114,246
Synlab Bondco PLC, 6.25%, 07/01/22 (Call 11/12/18)(c)	EUR	150	175,267
Tereos Finance Groupe I SA, 4.13%, 06/16/23 (Call 03/16/23)(c)	EUR	200	216,557
Vallourec SA 2.25%, 09/30/24(c)	EUR	100	86,608
6.63%, 10/15/22 (Call 10/15/20)(c)	EUR	200	220,309

			7,878,995
Germany —3.2%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24 (Call 04/01/20)(c)	EUR	100	108,697
ADLER Real Estate AG 1.50%, 12/06/21 (Call 11/06/21)(c)	EUR	100	113,269
1.88%, 04/27/23 (Call 03/27/23)(c)	EUR	100	109,678
3.00%, 04/27/26 (Call 02/27/26)(c)	EUR	100	109,409
Bilfinger SE, 2.38%, 12/07/19(c)	EUR	100	114,659
Blitz F18-674 GmbH, 6.00%, 07/30/26 (Call 07/30/21)(c)	EUR	100	114,275
BMBG Bond Finance SCA, 3.00%, 06/15/21 (Call 11/30/18)(c)	EUR	100	114,338
CBR Fashion Finance BV, 5.13%, 10/01/22 (Call 10/01/19)(c)	EUR	100	92,425
CTC BondCo GmbH, 5.25%, 12/15/25 (Call 12/15/20)(c)	EUR	100	112,076
Deutsche Bank AG 2.75%, 02/17/25(c)	EUR	200	223,023
4.30%, 05/24/28 (Call 05/24/23)(d)(e)	USD	300	270,494
4.50%, 05/19/26(c)	EUR	100	119,011
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(d)(e)	USD	200	169,458
Deutsche Lufthansa AG, 5.13%, 08/12/75 (Call 02/12/21)(c)(d)(e)	EUR	100	120,072
Douglas GmbH, 6.25%, 07/15/22 (Call 11/13/18)(c)	EUR	100	94,840
Hapag-Lloyd AG 5.13%, 07/15/24 (Call 07/15/20)(c)	EUR	100	114,055
6.75%, 02/01/22 (Call 02/01/19)(c)	EUR	100	116,915
K+S AG 2.63%, 04/06/23 (Call 01/06/23)(c)	EUR	100	115,158
3.00%, 06/20/22(c)	EUR	100	117,293
3.25%, 07/18/24 (Call 04/18/24)(c)	EUR	100	111,782
4.13%, 12/06/21(c)	EUR	100	122,594
Kaefer Isoliertechnik GmbH & Co. KG, 5.50%, 01/10/24 (Call 07/10/20)(c)	EUR	100	115,240
KME AG, 6.75%, 02/01/23 (Call 02/01/20)(c)	EUR	100	105,827
Kronos International Inc., 3.75%, 09/15/25 (Call 09/15/20)(c)	EUR	100	104,234

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
LANXESS AG, 4.50%, 12/06/76 (Call 06/06/23)(c)(d)(e)	EUR	100	$119,817
METRO AG, 1.50%, 03/19/25(c)	EUR	200	218,079
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 09/30/20)(c)	EUR	100	109,228
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 09/30/20)(c)	EUR	100	111,543
Norddeutsche Landesbank Girozentrale, 6.00%, 06/29/20	EUR	50	58,028
Nordex SE, 6.50%, 02/01/23 (Call 02/01/20)(c)	EUR	125	137,938
Phoenix PIB Dutch Finance BV, 3.13%, 05/27/20(c)	EUR	100	117,160
Platin 1426 GmbH, 5.38%, 06/15/23 (Call 12/15/19)(c)	EUR	100	109,724
PrestigeBidCo GmbH, 6.25%, 12/15/23 (Call 12/15/19)(c)	EUR	100	120,090
Raffinerie Heide GmbH, 6.38%, 12/01/22 (Call 12/01/19)(c)	EUR	100	104,082
RWE AG
2.75%, 04/21/75 (Call 10/21/20)(c)(d)(e)	EUR	100	114,759
3.50%, 04/21/75 (Call 04/21/25)(c)(d)(e)	EUR	100	113,062
Safari Verwaltungs GmbH, 5.38%, 11/30/22 (Call 12/15/19)(c)	EUR	100	114,754
Senvion Holding GmbH, 3.88%, 10/25/22 (Call 05/01/19)(c)	EUR	100	96,710
Summit Germany Ltd., 2.00%, 01/31/25 (Call 01/31/21)(c)	EUR	100	107,686
Tele Columbus AG, 3.88%, 05/02/25 (Call 05/02/21)(c)	EUR	100	104,550
thyssenkrupp AG 1.38%, 03/03/22 (Call 12/03/21)(c)	EUR	350	393,307
1.75%, 11/25/20 (Call 08/25/20)(c)	EUR	100	114,990
2.50%, 02/25/25(c)	EUR	100	116,529
2.75%, 03/08/21 (Call 12/08/20)(c)	EUR	200	234,107
TUI AG, 2.13%, 10/26/21 (Call 07/26/21)(c)	EUR	100	116,538
Unitymedia GmbH 3.75%, 01/15/27 (Call 01/15/21)(c)	EUR	100	119,192
6.13%, 01/15/25 (Call 01/15/20)(a)	USD	200	205,550
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 3.50%, 01/15/27 (Call 01/15/21)(c)	EUR	100	118,971
4.00%, 01/15/25 (Call 01/15/20)(c)	EUR	200	237,460
4.63%, 02/15/26 (Call 02/15/21)(c)	EUR	90	110,157
WEPA Hygieneprodukte GmbH, 3.75%, 05/15/24 (Call 05/15/19)(c)	EUR	100	110,849

			6,743,682
Greece — 0.3%
Intralot Capital Luxembourg SA, 5.25%, 09/15/24 (Call 09/15/20)(c)	EUR	100	87,481
OTE PLC 2.38%, 07/18/22(c)	EUR	100	116,038
3.50%, 07/09/20(c)	EUR	200	235,274
Titan Global Finance PLC, 3.50%, 06/17/21(c)	EUR	100	117,081

			555,874
Ireland — 1.8%
Allied Irish Banks PLC, 4.13%, 11/26/25 (Call 11/26/20)(c)(d)(e)	EUR	100	118,432
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 2.75%, 03/15/24 (Call 03/15/20)(c)	EUR	150	168,731
4.13%, 05/15/23 (Call 05/15/19)(c)	EUR	100	116,479
4.25%, 09/15/22 (Call 03/15/19)(a)	USD	200	193,433
4.63%, 05/15/23 (Call 05/15/19)(a)	USD	200	195,000

Security		Par (000)	Value

Ireland (continued)
4.75%, 07/15/27 (Call 07/15/22)(c)	GBP	100	$120,858
6.00%, 02/15/25 (Call 02/15/20)(a)	USD	400	375,000
6.75%, 05/15/24 (Call 05/15/19)(c)	EUR	100	119,998
7.25%, 05/15/24 (Call 05/15/19)(a)	USD	200	201,094
Avolon Holdings Funding Ltd. 5.13%, 10/01/23 (Call 09/01/23)(a)	USD	175	171,719
5.50%, 01/15/23 (Call 12/15/22)(a)	USD	100	99,333
Bank of Ireland Group PLC, 3.13%, 09/19/27 (Call 09/19/22)(c)(d)(e)	GBP	100	123,063
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 09/15/22)(a)	USD	200	190,500
eircom Finance DAC, 4.50%, 05/31/22 (Call 11/12/18)(c)	EUR	100	115,725
Park Aerospace Holdings Ltd. 4.50%, 03/15/23 (Call 02/15/23)(a)	USD	155	147,444
5.25%, 08/15/22(a)(b)	USD	325	322,563
5.50%, 02/15/24(a)	USD	250	246,673
Smurfit Kappa Acquisitions ULC 2.38%, 02/01/24 (Call 11/01/23)(c)	EUR	100	116,221
2.88%, 01/15/26(c)	EUR	100	115,694
3.25%, 06/01/21 (Call 03/10/21)(c)	EUR	100	119,999
4.13%, 01/30/20(c)	EUR	100	118,134
Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24(c)	EUR	120	119,241
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23 (Call 09/15/19)(c)	GBP	100	129,943

			3,745,277
Israel — 1.0%
Teva Pharmaceutical Finance Netherlands II BV 0.38%, 07/25/20(c)	EUR	150	167,005
1.63%, 10/15/28(c)	EUR	150	133,395
3.25%, 04/15/22 (Call 01/15/22)	EUR	200	233,458
4.50%, 03/01/25 (Call 12/01/24)	EUR	200	237,908
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/21	USD	500	466,061
2.80%, 07/21/23	USD	500	441,875
3.15%, 10/01/26	USD	148	120,620
6.00%, 04/15/24 (Call 01/15/24)	USD	200	198,750
6.75%, 03/01/28 (Call 12/01/27)	USD	225	229,922

			2,228,994
Italy — 4.8%
Autostrada Brescia Verona Vicenza Padova SpA, 2.38%, 03/20/20(c)	EUR	100	115,414
Banca IFIS SpA, 4.50%, 10/17/27 (Call 10/17/22)(c)(d)(e)	EUR	100	90,334
Banca Monte dei Paschi di Siena SpA, 5.38%, 01/18/28 (Call 01/18/23)(c)(d)(e)	EUR	100	74,591
Banco BPM SpA 2.75%, 07/27/20(c)	EUR	200	225,952
4.38%, 09/21/27 (Call 09/21/22)(c)(d)(e)	EUR	175	172,418
6.00%, 11/05/20(c)	EUR	100	114,555
7.13%, 03/01/21(c)	EUR	100	115,983
BPER Banca, 5.13%, 05/31/27 (Call 05/31/22)(c)(d)(e)	EUR	100	107,304
Cooperativa Muratori & Cementisti-CMC di Ravenna SC, 6.00%, 02/15/23 (Call 11/15/19)(c)	EUR	100	33,992
EVOCA SpA, 7.00%, 10/15/23 (Call 10/15/19)(c)	EUR	100	119,176
Fiat Chrysler Finance Europe SA 4.75%, 03/22/21(c)	EUR	200	245,032
4.75%, 07/15/22(c)	EUR	300	375,578
6.75%, 10/14/19(c)	EUR	200	239,320

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
Iccrea Banca SpA 1.50%, 02/21/20(c)	EUR	100	$111,128
1.50%, 10/11/22(c)	EUR	150	158,453
1.88%, 11/25/19(c)	EUR	100	112,910
International Game Technology PLC 4.13%, 02/15/20 (Call 11/15/19)(c)	EUR	100	116,875
4.75%, 02/15/23 (Call 08/15/22)(c)	EUR	100	120,966
Intesa Sanpaolo SpA 2.86%, 04/23/25(c)	EUR	100	103,877
3.93%, 09/15/26 (c)	EUR	200	216,748
5.15%, 07/16/20	EUR	200	237,794
6.63%, 09/13/23(c)	EUR	200	252,241
Leonardo SpA 1.50%, 06/07/24 (Call 03/07/24)(c)	EUR	100	106,468
4.50%, 01/19/21	EUR	100	120,902
5.25%, 01/21/22	EUR	100	126,248
Mediobanca Banca di Credito Finanziario SpA 5.00%, 11/15/20	EUR	200	234,859
5.75%, 04/18/23	EUR	100	120,568
Nexi Capital SpA, 4.13%, 11/01/23 (Call 11/30/19)(c)	EUR	100	113,239
Pro-Gest SpA, 3.25%, 12/15/24 (Call 12/15/20)(c)	EUR	100	105,919
Rekeep SpA, 9.00%, 06/15/22 (Call 06/15/20)(c)	EUR	100	100,931
Rossini Sarl, 6.75%, 10/30/25 (Call 10/30/21)(c)	EUR	100	115,171
Saipem Finance International BV 2.75%, 04/05/22(c)	EUR	100	114,635
3.00%, 03/08/21(c)	EUR	100	116,369
3.75%, 09/08/23(c)	EUR	100	117,822
Salini Impregilo SpA 1.75%, 10/26/24(c)	EUR	100	85,970
3.75%, 06/24/21(c)	EUR	100	106,973
Sisal Group SpA, 7.00%, 07/31/23 (Call 07/31/19)(c)	EUR	100	115,712
Snaitech SpA, 6.38%, 11/07/21 (Call 11/12/18)(c)	EUR	100	116,717
Societa Cattolica di Assicurazioni SC, 4.25%, 12/14/47 (Call 12/14/27)(c)(d)(e)	EUR	100	100,176
Telecom Italia SpA, 4.00%, 01/21/20(c)	EUR	100	117,820
Telecom Italia SpA/Milano 2.38%, 10/12/27 (Call 07/12/27)(c)	EUR	200	204,094
2.50%, 07/19/23(c)	EUR	300	335,332
2.88%, 01/28/26 (Call 10/28/25)(c)	EUR	100	108,617
3.00%, 09/30/25(c)	EUR	200	220,151
3.25%, 01/16/23(c)	EUR	100	116,309
3.63%, 01/19/24(c)	EUR	100	117,020
3.63%, 05/25/26(c)	EUR	200	226,764
4.50%, 01/25/21(c)	EUR	100	121,234
4.88%, 09/25/20(c)	EUR	100	121,749
5.25%, 02/10/22(c)	EUR	150	187,487
5.30%, 05/30/24(a)(b)	USD	200	188,550
UniCredit SpA
4.38%, 01/03/27 (Call 01/03/22)(c)(d)(e)	EUR	100	112,192
5.75%, 10/28/25 (Call 10/28/20)(c)(d)(e)	EUR	300	351,637
5.86%, 06/19/32 (Call 06/19/27)(a)(d)(e)	USD	200	171,407
6.95%, 10/31/22(c)	EUR	300	378,106
Unione di Banche Italiane SpA
4.25%, 05/05/26 (Call 05/05/21)(c)(d)(e)	EUR	100	104,920
4.45%, 09/15/27 (Call 09/15/22)(c)(d)(e)	EUR	200	205,649
Unipol Gruppo SpA 3.00%, 03/18/25(c)	EUR	115	122,522
3.50%, 11/29/27 (Call 08/29/27)(c)	EUR	100	101,658
4.38%, 03/05/21(c)	EUR	100	118,400
UnipolSai Assicurazioni SpA, 3.88%, 03/01/28(c)	EUR	100	93,686

Security		Par (000)	Value

Italy (continued)
Wind Tre SpA 2.63%, 01/20/23 (Call 11/03/19)(c)	EUR	300	$315,339
3.13%, 01/20/25 (Call 11/03/20)(c)	EUR	300	309,087
5.00%, 01/20/26 (Call 11/03/20)(a)	USD	350	297,063

			10,226,113
Japan — 0.6%
SoftBank Group Corp. 3.13%, 09/19/25 (Call 06/21/25)(c)	EUR	350	366,798
4.00%, 07/30/22 (Call 04/30/22)(c)	EUR	100	120,997
4.00%, 04/20/23 (Call 01/20/23)(c)	EUR	100	117,437
4.00%, 09/19/29 (Call 06/21/29)(c)	EUR	125	123,638
4.50%, 04/20/25 (Call 01/20/25)(c)	EUR	150	173,299
4.75%, 07/30/25 (Call 04/30/25)(c)	EUR	100	116,858
5.00%, 04/15/28 (Call 01/16/28)(c)	EUR	100	110,548
5.25%, 07/30/27 (Call 04/30/27)(c)	EUR	100	115,749

			1,245,324
Luxembourg — 3.0%
Altice Financing SA 5.25%, 02/15/23 (Call 11/30/18)(c)	EUR	100	116,987
6.63%, 02/15/23 (Call 12/03/18)(a)(b)	USD	400	395,250
7.50%, 05/15/26 (Call 05/15/21)(a)(b)	USD	400	377,118
Altice Finco SA, 4.75%, 01/15/28 (Call 10/15/22)(c)	EUR	100	93,810
Altice Luxembourg SA 6.25%, 02/15/25 (Call 02/15/20)(c)	EUR	100	102,001
7.25%, 05/15/22 (Call 11/30/18)(c)	EUR	450	497,661
7.63%, 02/15/25 (Call 02/15/20)(a)(b)	USD	200	169,033
7.75%, 05/15/22 (Call 12/03/18)(a)(b)	USD	600	558,750
Arena Luxembourg Finance Sarl, 2.88%, 11/01/24 (Call 11/01/20)(c)	EUR	100	112,774
ContourGlobal Power Holdings SA, 3.38%, 08/01/23 (Call 08/01/20)(c)	EUR	200	222,062
Crystal Almond SARL, 10.00%, 11/01/21 (Call 11/30/18)(c)	EUR	100	121,326
DEA Finance SA, 7.50%, 10/15/22 (Call 04/15/19)(c)	EUR	100	120,047
Garfunkelux Holdco 3 SA 7.50%, 08/01/22 (Call 11/13/18)(c)	EUR	100	109,930
8.50%, 11/01/22 (Call 11/13/18)(c)	GBP	100	122,112
INEOS Finance PLC, 2.13%, 11/15/25 (Call 11/15/20)(c)	EUR	100	107,192
INEOS Group Holdings SA, 5.38%, 08/01/24 (Call 08/01/19)(c)	EUR	100	115,938
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)	USD	250	240,000
Intelsat Jackson Holdings SA 5.50%, 08/01/23 (Call 12/03/18)(b)	USD	350	313,639
7.50%, 04/01/21 (Call 11/01/18)(b)	USD	225	227,681
8.00%, 02/15/24 (Call 02/15/19)(a)	USD	250	261,250
8.50%, 10/15/24 (Call 10/15/20)(a)	USD	440	433,532
9.50%, 09/30/22(a)	USD	100	115,865
9.75%, 07/15/25 (Call 07/15/21)(a)	USD	275	286,928
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 12/17/18)	USD	175	146,535
Matterhorn Telecom Holding SA, 4.88%, 05/01/23 (Call 11/13/18)(c)	EUR	100	115,408
Matterhorn Telecom SA 3.88%, 05/01/22 (Call 11/12/18)(c)	EUR	100	115,143
4.00%, 11/15/27 (Call 11/15/22)(c)	EUR	100	106,815
Picard Bondco SA, 5.50%, 11/30/24 (Call 11/30/20)(c)	EUR	100	105,377
Samsonite Finco Sarl, 3.50%, 05/15/26 (Call 05/15/21)(c)	EUR	100	107,855

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Luxembourg (continued)
Swissport Financing Sarl, 6.75%, 12/15/21 (Call 11/12/18)(c)	EUR	100	$117,485
Swissport Investments SA, 6.75%, 12/15/21 (Call 11/13/18)(c)	EUR	100	117,497
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27 (Call 07/15/21)(c)	EUR	90	109,997

			6,262,998
Netherlands — 2.3%
Constellium NV 4.63%, 05/15/21 (Call 11/30/18)(c)	EUR	100	114,287
6.63%, 03/01/25 (Call 03/01/20)(a)(b)	USD	250	245,104
InterXion Holding NV, 4.75%, 06/15/25 (Call 06/15/21)(c)	EUR	200	236,211
IPD 3 BV, 4.50%, 07/15/22 (Call 07/15/19)(c)	EUR	100	115,758
JBS Investments GmbH, 7.25%, 04/03/24 (Call 04/03/19)(a)(b)	USD	200	202,275
Maxeda DIY Holding BV, 6.13%, 07/15/22 (Call 07/15/19)(c)	EUR	100	106,417
Nielsen Co. Luxembourg Sarl (The), 5.50%, 10/01/21 (Call 12/03/18)(a)(b)	USD	100	100,500
NXP BV/NXP Funding LLC 3.88%, 09/01/22(a)	USD	200	193,000
4.13%, 06/15/20(a)	USD	200	199,228
4.13%, 06/01/21(a)(b)	USD	200	198,250
4.63%, 06/01/23(a)	USD	200	198,250
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24 (Call 03/15/20)(c)	EUR	100	68,707
Promontoria Holding 264 BV, 6.75%, 08/15/23 (Call 08/15/20)(c)	EUR	100	114,679
Saipem Finance International BV, 2.63%, 01/07/25(c)	EUR	100	108,649
Samvardhana Motherson Automotive System Group BV, 1.80%, 07/06/24(c)	EUR	100	99,383
Selecta Group BV, 5.88%, 02/01/24 (Call 02/01/20)(c)	EUR	100	111,072
Sensata Technologies BV 4.88%, 10/15/23(a)	USD	100	97,500
5.00%, 10/01/25(a)	USD	200	192,375
5.63%, 11/01/24(a)	USD	100	99,750
Sigma Holdco BV, 5.75%, 05/15/26 (Call 05/15/21)(c)	EUR	100	104,128
Starfruit Finco BV/Starfruit U.S. Holdco LLC, 6.50%, 10/01/26 (Call 10/01/21)(c)	EUR	100	110,570
Sunshine Mid BV, 6.50%, 05/15/26 (Call 05/15/21)(c)	EUR	100	109,141
United Group BV 4.38%, 07/01/22 (Call 07/01/19)(c)	EUR	100	116,652
4.88%, 07/01/24 (Call 07/01/20)(c)	EUR	100	116,826
UPC Holding BV, 3.88%, 06/15/29 (Call 06/15/22)(c)	EUR	100	108,670
UPCB Finance IV Ltd. 4.00%, 01/15/27 (Call 01/15/21)(c)	EUR	90	105,522
5.38%, 01/15/25 (Call 01/15/20)(a)	USD	200	194,440
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 06/15/22)(c)	EUR	150	167,679
Ziggo Bond Co. BV 4.63%, 01/15/25 (Call 01/15/20)(c)	EUR	100	110,974
7.13%, 05/15/24 (Call 05/15/19)(c)	EUR	100	120,417
Ziggo Bond Finance BV, 6.00%, 01/15/27 (Call 01/15/22)(a)(b)	USD	150	133,312
Ziggo BV 3.75%, 01/15/25 (Call 01/15/20)(c)	EUR	200	226,258
4.25%, 01/15/27 (Call 01/15/22)(c)	EUR	100	112,149
5.50%, 01/15/27 (Call 01/15/22)(a)(b)	USD	350	320,590

			4,958,723

Security		Par (000)	Value

Portugal — 0.2%
Banco Comercial Portugues SA, 4.50%, 12/07/27 (Call 12/07/22)(c)(d)(e)	EUR	100	$107,573
Caixa Geral de Depositos SA, 5.75%, 06/28/28 (Call 06/28/23)(c)(d)(e)	EUR	100	116,814
EDP - Energias de Portugal SA, 5.38%, 09/16/75 (Call 03/16/21)(c)(d)(e)	EUR	100	121,169
Novo Banco SA, 8.50%, 07/06/28 (Call 07/06/23)(c)(d)(e)	EUR	100	114,487

			460,043
Singapore — 0.2%
Lincoln Finance Ltd., 6.88%, 04/15/21 (Call 11/13/18)(c)	EUR	200	233,830
Puma International Financing SA, 5.13%, 10/06/24 (Call 10/06/20)(a)	USD	200	168,125

			401,955
Spain — 1.2%
Banco de Credito Social Cooperativo SA, 7.75%, 06/07/27 (Call 06/07/22)(c)(d)(e)	EUR	100	103,928
Banco de Sabadell SA, 5.63%, 05/06/26(c)	EUR	100	122,295
Bankia SA, 3.38%, 03/15/27 (Call 03/15/22)(c)(d)(e)	EUR	100	115,906
Bankinter SA, 2.50%, 04/06/27 (Call 04/06/22)(c)(d)(e)	EUR	100	113,748
Cellnex Telecom SA 2.38%, 01/16/24 (Call 10/16/23)(c)	EUR	100	114,159
2.88%, 04/18/25 (Call 01/18/25)(c)	EUR	100	115,735
3.13%, 07/27/22(c)	EUR	100	120,430
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21 (Call 11/30/18)(c)	EUR	100	106,427
Distribuidora Internacional de Alimentacion SA, 0.88%, 04/06/23 (Call 01/06/23)(c)	EUR	100	77,036
Gestamp Automocion SA, 3.25%, 04/30/26 (Call 04/30/21)(c)	EUR	100	107,092
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23 (Call 05/15/19)(c)	EUR	100	115,183
Grifols SA, 3.20%, 05/01/25 (Call 05/01/20)(c)	EUR	200	227,425
Grupo Isolux Corsan SA, Series B, 3.00%, 12/30/21 (Call 11/30/18)(f)	EUR	28	479
Grupo-Antolin Irausa SA, 3.25%, 04/30/24 (Call 04/30/20)(c)	EUR	100	108,118
Haya Finance 2017 SA, 5.25%, 11/15/22 (Call 11/15/19)(c)	EUR	100	105,522
Ibercaja Banco SA, 5.00%, 07/28/25 (Call 07/28/20)(c)(d)(e)	EUR	100	115,738
LHMC Finco Sarl, 6.25%, 12/20/23 (Call 06/20/20)(c)	EUR	100	117,019
Liberbank SA, 6.88%, 03/14/27 (Call 03/14/22)(c)(d)(e)	EUR	100	120,691
NH Hotel Group SA, 3.75%, 10/01/23 (Call 10/01/19)(c)	EUR	100	116,879
Obrascon Huarte Lain SA, 4.75%, 03/15/22 (Call 11/30/18)(c)	EUR	100	92,199
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(c)(d)(e)	EUR	200	240,978

			2,456,987
Sweden — 0.9%
Akelius Residential Property AB, 3.88%, 10/05/78 (Call 07/05/23)(c)(d)(e)	EUR	100	112,075
Dometic Group AB, 3.00%, 09/13/23 (Call 08/13/23)(c)	EUR	100	111,397
Fastighets AB Balder, 3.00%, 03/07/78 (Call 03/07/23)(c)(d)(e)	EUR	100	108,643
Intrum AB 2.75%, 07/15/22 (Call 07/15/19)(c)	EUR	225	248,544
3.13%, 07/15/24 (Call 07/15/20)(c)	EUR	200	212,066
Radisson Hotel Holdings AB, 6.88%, 07/15/23 (Call 07/15/20)(c)	EUR	100	122,281

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Sweden (continued)
Telefonaktiebolaget LM Ericsson 4.13%, 05/15/22	USD	200	$196,180
Series 7Y, 1.88%, 03/01/24(c)	EUR	200	224,746
Unilabs Subholding AB, 5.75%, 05/15/25 (Call 05/15/20)(c)	EUR	100	110,335
Verisure Holding AB, 6.00%, 11/01/22 (Call 11/14/18)(c)	EUR	90	104,940
Verisure Midholding AB, 5.75%, 12/01/23 (Call 12/01/19)(c)	EUR	200	228,463
Volvo Car AB, 3.25%, 05/18/21(c)	EUR	100	119,371

			1,899,041
Switzerland — 0.3%
Dufry Finance SCA, 4.50%, 08/01/23 (Call 11/30/18)(c)	EUR	100	116,975
Dufry One BV, 2.50%, 10/15/24 (Call 10/15/20)(c)	EUR	100	109,987
Garrett LX I Sarl/Garrett Borrowing LLC, 5.13%, 10/15/26 (Call 10/15/21)(c)	EUR	100	104,885
Kongsberg Actuation Systems BV, 5.00%, 07/15/25 (Call 07/15/21)(c)	EUR	100	109,691
Transocean Inc., 7.50%, 01/15/26 (Call 01/15/21)(a)(b)	USD	150	146,547

			588,085
United Kingdom — 3.8%
Algeco Global Finance PLC, 6.50%, 02/15/23 (Call 02/15/20)(c)	EUR	100	117,002
Amigo Luxembourg SA, 7.63%, 01/15/24 (Call 01/15/20)(c)	GBP	100	129,167
Ardonagh Midco 3 PLC, 8.38%, 07/15/23 (Call 07/15/20)(c)	GBP	100	119,059
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23 (Call 09/30/20)(c)	GBP	100	131,009
Aston Martin Capital Holdings Ltd., 5.75%, 04/15/22 (Call 04/15/19)(c)	GBP	100	126,910
Boparan Finance PLC, 5.50%, 07/15/21 (Call 11/13/18)(c)	GBP	100	111,535
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 (Call 10/01/19)(c)	GBP	100	126,915
Fiat Chrysler Automobiles NV 3.75%, 03/29/24(c)	EUR	200	241,792
4.50%, 04/15/20	USD	400	400,586
5.25%, 04/15/23	USD	200	199,250
Heathrow Finance PLC, 3.88%, 03/01/27(c)	GBP	100	118,731
Iceland Bondco PLC, 4.63%, 03/15/25 (Call 09/15/20)(c)	GBP	100	114,350
IDH Finance PLC, 6.25%, 08/15/22 (Call 11/30/18)(c)	GBP	100	114,024
INEOS Finance PLC, 4.00%, 05/01/23 (Call 11/12/18)(c)	EUR	200	230,820
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 12/03/18)(a)	USD	200	195,333
International Game Technology PLC, 6.25%, 01/15/27 (Call 07/15/26)(a)	USD	200	197,374
International Personal Finance PLC, 5.75%, 04/07/21(c)	EUR	100	106,154
Jaguar Land Rover Automotive PLC 2.20%, 01/15/24(c)	EUR	100	102,731
3.88%, 03/01/23(c)	GBP	100	117,554
4.50%, 01/15/26 (Call 07/01/27)(c)	EUR	100	105,183
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	USD	200	158,750
Jerrold Finco PLC, 6.25%, 09/15/21 (Call 09/15/19)(c)	GBP	100	130,369
KCA Deutag UK Finance PLC, 9.63%, 04/01/23 (Call 04/01/20)(a)	USD	200	187,945
Lecta SA, 6.50%, 08/01/23 (Call 08/01/19)(c)	EUR	100	116,534
Mclaren Finance PLC, 5.00%, 08/01/22 (Call 08/01/19)(c)	GBP	100	120,667

Security		Par (000)	Value

United Kingdom (continued)
Merlin Entertainments PLC, 2.75%, 03/15/22 (Call 12/15/21)(c)	EUR	100	$117,422
Nemean Bondco PLC, 7.38%, 02/01/24 (Call 02/01/20)(c)	GBP	100	119,726
New Look Secured Issuer PLC, 6.50%, 07/01/22 (Call 11/13/18)(c)	GBP	100	63,016
Noble Holding International Ltd., 7.75%, 01/15/24 (Call 10/15/23)	USD	150	139,688
Nomad Foods Bondco PLC, 3.25%, 05/15/24 (Call 05/15/20)(c)	EUR	100	113,962
Ocado Group PLC, 4.00%, 06/15/24 (Call 06/15/20)(c)	GBP	100	125,699
Pinewood Finance Co. Ltd., 3.75%, 12/01/23 (Call 12/01/19)(c)	GBP	100	127,935
Pinnacle Bidco PLC, 6.38%, 02/15/25 (Call 02/15/21)(c)	GBP	100	130,377
Pizzaexpress Financing 2 PLC, 6.63%, 08/01/21 (Call 11/12/18)(c)	GBP	100	113,729
Shop Direct Funding PLC, 7.75%, 11/15/22 (Call 11/15/19)(c)	GBP	100	113,084
Stonegate Pub Co. Financing PLC, 4.88%, 03/15/22 (Call 03/15/19)(c)	GBP	150	188,028
Tesco Corporate Treasury Services PLC 1.38%, 10/24/23 (Call 07/24/23)(c)	EUR	100	112,497
2.13%, 11/12/20 (Call 08/12/20)(c)	EUR	100	117,091
2.50%, 07/01/24(c)	EUR	200	237,137
Tesco PLC, 6.13%, 02/24/22	GBP	100	144,248
Thomas Cook Group PLC, 6.25%, 06/15/22 (Call 06/15/19)(c)	EUR	200	224,442
Travelex Financing PLC, 8.00%, 05/15/22 (Call 05/15/20)(c)	EUR	100	102,481
Travis Perkins PLC, 4.38%, 09/15/21(c)	GBP	100	128,333
Virgin Media Finance PLC 4.50%, 01/15/25 (Call 01/15/20)(c)	EUR	100	114,599
5.75%, 01/15/25 (Call 01/15/20)(a)(b)	USD	200	192,458
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24 (Call 09/15/19)(c)	GBP	200	253,729
Virgin Media Secured Finance PLC 4.88%, 01/15/27 (Call 01/15/21)(c)	GBP	100	124,457
5.00%, 04/15/27 (Call 04/15/22)(c)	GBP	100	125,699
5.25%, 01/15/26 (Call 01/15/20)(a)	USD	200	186,875
5.50%, 01/15/25 (Call 01/15/19)(c)	GBP	90	117,268
5.50%, 08/15/26 (Call 08/15/21)(a)	USD	200	188,940
6.25%, 03/28/29 (Call 01/15/21)(c)	GBP	100	132,292
Viridian Group FinanceCo PLC/Viridian Power and Energy, 4.00%, 09/15/25 (Call 09/15/20)(c)	EUR	150	164,641
Worldpay Finance PLC, 3.75%, 11/15/22 (Call 08/15/22)(c)	EUR	100	122,286

			7,961,883
United States — 65.0%
Acadia Healthcare Co. Inc., 5.63%, 02/15/23 (Call 12/03/18)	USD	150	150,187
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(c)	EUR	200	197,450
ADT Security Corp. (The) 3.50%, 07/15/22	USD	150	139,379
4.13%, 06/15/23	USD	150	139,125
6.25%, 10/15/21	USD	175	180,687
AECOM 5.13%, 03/15/27 (Call 12/15/26)	USD	200	186,250
5.88%, 10/15/24 (Call 07/15/24)	USD	150	152,625

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
AES Corp./VA 4.00%, 03/15/21	USD	115	$113,806
4.50%, 03/15/23 (Call 03/15/20)	USD	115	113,663
4.88%, 05/15/23 (Call 12/03/18)(b)	USD	125	123,750
5.13%, 09/01/27 (Call 09/01/22)	USD	70	69,125
5.50%, 04/15/25 (Call 04/15/20)	USD	144	144,090
6.00%, 05/15/26 (Call 05/15/21)(b)	USD	75	76,627
AK Steel Corp. 7.00%, 03/15/27 (Call 03/15/22)(b)	USD	75	66,859
7.63%, 10/01/21 (Call 12/03/18)	USD	75	74,906
Albertsons Companies LLC/Safeway Inc./New Albertson’s LP/Albertson’s LLC 5.75%, 03/15/25 (Call 09/15/19)	USD	225	198,623
6.63%, 06/15/24 (Call 06/15/19)	USD	225	212,871
Alcoa Nederland Holding BV 6.75%, 09/30/24 (Call 09/30/19)(a)(b)	USD	200	208,700
7.00%, 09/30/26 (Call 09/30/21)(a)	USD	200	210,312
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(a)	USD	75	78,528
Allegheny Technologies Inc. 5.95%, 01/15/21 (Call 10/15/20)	USD	100	100,313
7.88%, 08/15/23 (Call 05/15/23)	USD	100	105,395
Allison Transmission Inc. 4.75%, 10/01/27 (Call 10/01/22)(a)	USD	75	68,813
5.00%, 10/01/24 (Call 10/01/19)(a)	USD	200	193,687
Ally Financial Inc. 3.75%, 11/18/19	USD	200	199,580
4.13%, 03/30/20	USD	100	100,020
4.13%, 02/13/22(b)	USD	125	122,984
4.25%, 04/15/21	USD	125	124,820
4.63%, 05/19/22(b)	USD	75	74,813
4.63%, 03/30/25(b)	USD	100	97,830
5.13%, 09/30/24	USD	135	136,953
5.75%, 11/20/25 (Call 10/21/25)(b)	USD	200	205,000
7.50%, 09/15/20	USD	25	26,404
8.00%, 03/15/20	USD	100	104,994
Altice U.S. Finance I Corp. 5.38%, 07/15/23 (Call 11/13/18)(a)	USD	200	199,250
5.50%, 05/15/26 (Call 05/15/21)(a)	USD	400	389,624
AMC Entertainment Holdings Inc. 5.75%, 06/15/25 (Call 06/15/20)(b)	USD	125	115,781
5.88%, 11/15/26 (Call 11/15/21)	USD	90	82,392
6.13%, 05/15/27 (Call 05/15/22)	USD	100	91,425
6.38%, 11/15/24 (Call 11/15/19)	GBP	100	127,824
AMC Networks Inc. 4.75%, 12/15/22 (Call 12/03/18)(b)	USD	100	98,523
4.75%, 08/01/25 (Call 08/01/21)(b)	USD	150	139,248
5.00%, 04/01/24 (Call 04/01/20)(b)	USD	200	191,290
American Airlines Group Inc., 4.63%, 03/01/20(a)(b)	USD	100	100,061
American Axle & Manufacturing Inc. 6.25%, 04/01/25 (Call 04/01/20)(b)	USD	135	128,642
6.25%, 03/15/26 (Call 03/15/21)(b)	USD	70	66,238
6.50%, 04/01/27 (Call 04/01/22)(b)	USD	100	95,250
6.63%, 10/15/22 (Call 12/03/18)	USD	91	92,388
AmeriGas Partners LP/AmeriGas Finance Corp. 5.50%, 05/20/25 (Call 02/20/25)	USD	125	117,251
5.63%, 05/20/24 (Call 03/20/24)	USD	125	119,598
5.75%, 05/20/27 (Call 02/20/27)	USD	100	93,063
5.88%, 08/20/26 (Call 05/20/26)	USD	125	118,137
Anixter Inc., 5.13%, 10/01/21	USD	50	50,313

Security		Par (000)	Value

United States (continued)
Antero Resources Corp. 5.00%, 03/01/25 (Call 03/01/20)	USD	125	$121,406
5.13%, 12/01/22 (Call 12/03/18)	USD	200	198,333
5.38%, 11/01/21 (Call 12/03/18)	USD	125	125,313
5.63%, 06/01/23 (Call 12/03/18)	USD	125	124,818
APX Group Inc. 7.63%, 09/01/23 (Call 09/01/19)(b)	USD	83	73,870
7.88%, 12/01/22 (Call 12/03/18)	USD	150	150,422
8.75%, 12/01/20 (Call 12/03/18)	USD	175	171,587
Aramark International Finance Sarl, 3.13%, 04/01/25 (Call 04/01/20)(c)	EUR	100	117,077
Aramark Services Inc. 4.75%, 06/01/26 (Call 06/01/21)	USD	100	95,182
5.00%, 04/01/25 (Call 04/01/20)(a)	USD	75	74,041
5.00%, 02/01/28 (Call 02/01/23)(a)	USD	200	189,750
5.13%, 01/15/24 (Call 01/15/19)	USD	175	173,928
Arconic Inc. 5.13%, 10/01/24 (Call 07/01/24)(b)	USD	250	245,717
5.40%, 04/15/21 (Call 01/15/21)	USD	250	251,982
5.87%, 02/23/22	USD	100	101,354
6.15%, 08/15/20	USD	175	179,569
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.00%, 11/01/26 (Call 11/01/21)(a)	USD	50	48,500
10.00%, 04/01/22 (Call 04/01/20)(a)(b)	USD	179	196,934
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	USD	200	198,250
Avantor Inc. 4.75%, 10/01/24 (Call 10/01/20)(c)	EUR	100	115,172
6.00%, 10/01/24 (Call 10/01/20)(a)	USD	285	283,887
9.00%, 10/01/25 (Call 10/01/20)(a)	USD	375	379,078
Avis Budget Car Rental LLC/Avis Budget Finance Inc. 5.13%, 06/01/22 (Call 11/03/18)(a)	USD	75	76,808
5.50%, 04/01/23 (Call 12/03/18)(b)	USD	100	97,250
Avis Budget Finance PLC 4.13%, 11/15/24 (Call 11/15/19)(c)	EUR	100	113,341
4.75%, 01/30/26 (Call 09/30/21)(c)	EUR	100	109,761
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/19)(a)	USD	100	101,500
Avon Products Inc. 6.60%, 03/15/20	USD	75	74,672
7.00%, 03/15/23	USD	75	65,531
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25 (Call 01/15/20)(c)	EUR	125	139,387
B&G Foods Inc. 4.63%, 06/01/21 (Call 12/03/18)(b)	USD	150	149,250
5.25%, 04/01/25 (Call 04/01/20)(b)	USD	175	166,281
Ball Corp. 3.50%, 12/15/20	EUR	100	119,893
4.00%, 11/15/23(b)	USD	175	169,829
4.38%, 12/15/20	USD	150	150,187
4.38%, 12/15/23	EUR	100	126,217
4.88%, 03/15/26 (Call 12/15/25)	USD	150	147,937
5.00%, 03/15/22	USD	150	152,250
5.25%, 07/01/25	USD	175	176,233
Banff Merger Sub Inc. 8.38%, 09/01/26 (Call 09/01/21)(c)	EUR	100	112,025
9.75%, 09/01/26 (Call 09/01/21)(a)	USD	260	251,008
Bausch Health Companies Inc. 4.50%, 05/15/23 (Call 11/30/18)(c)	EUR	225	246,589
5.50%, 03/01/23 (Call 12/03/18)(a)	USD	175	165,234

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
5.50%, 11/01/25 (Call 11/01/20)(a)	USD	325	$319,076
5.88%, 05/15/23 (Call 12/03/18)(a)(b)	USD	550	526,854
6.13%, 04/15/25 (Call 04/15/20)(a)	USD	600	553,250
6.50%, 03/15/22 (Call 03/15/19)(a)	USD	250	259,062
7.00%, 03/15/24 (Call 03/15/20)(a)	USD	375	391,582
9.00%, 12/15/25 (Call 12/15/21)(a)	USD	285	297,214
Bausch Health Companies Inc./U.S. 8.50%, 01/31/27 (Call 07/31/22)(a)	USD	140	143,150
9.25%, 04/01/26 (Call 04/01/22)(a)	USD	275	288,979
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)(b)	USD	260	233,350
Beazer Homes USA Inc. 5.88%, 10/15/27 (Call 10/15/22)(b)	USD	75	60,563
8.75%, 03/15/22 (Call 03/15/19)	USD	110	110,605
Belden Inc., 3.88%, 03/15/28 (Call 03/15/23)(c)	EUR	150	163,921
Berry Global Inc. 4.50%, 02/15/26 (Call 02/15/21)(a)(b)	USD	90	83,960
5.13%, 07/15/23 (Call 12/03/18)	USD	125	124,231
5.50%, 05/15/22 (Call 12/03/18)	USD	100	100,125
6.00%, 10/15/22 (Call 12/03/18)	USD	90	91,736
Blue Cube Spinco LLC 9.75%, 10/15/23 (Call 10/15/20)	USD	150	166,500
10.00%, 10/15/25 (Call 10/15/20)	USD	75	84,844
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 12/03/18)(a)	USD	150	152,818
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 03/15/24 (Call 11/01/18)(a)	USD	200	209,030
Boyd Gaming Corp. 6.00%, 08/15/26 (Call 08/15/21)(b)	USD	140	135,552
6.38%, 04/01/26 (Call 04/01/21)	USD	150	148,587
6.88%, 05/15/23 (Call 11/16/18)	USD	150	155,812
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)(b)	USD	200	197,000
Buckeye Partners LP, 6.38%, 01/22/78 (Call 01/22/23)(d)(e)	USD	75	68,344
BWAY Holding Co. 4.75%, 04/15/24 (Call 04/15/20)(c)	EUR	100	114,014
5.50%, 04/15/24 (Call 04/15/20)(a)	USD	275	263,725
7.25%, 04/15/25 (Call 04/15/20)(a)(b)	USD	250	237,500
Cablevision Systems Corp. 5.88%, 09/15/22	USD	150	150,559
8.00%, 04/15/20(b)	USD	75	78,308
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(b)	USD	300	279,187
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/18)(a)(b)	USD	425	378,250
Callon Petroleum Co. 6.13%, 10/01/24 (Call 10/01/19)(b)	USD	100	97,500
6.38%, 07/01/26 (Call 07/01/21)(b)	USD	75	74,438
Calpine Corp. 5.25%, 06/01/26 (Call 06/01/21)(a)	USD	225	207,000
5.38%, 01/15/23 (Call 12/03/18)(b)	USD	250	236,875
5.50%, 02/01/24 (Call 02/01/19)(b)	USD	125	113,594
5.75%, 01/15/25 (Call 10/15/19)(b)	USD	275	246,070
5.88%, 01/15/24 (Call 12/03/18)(a)(b)	USD	75	74,813
6.00%, 01/15/22 (Call 12/03/18)(a)(b)	USD	125	125,566
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21 (Call 12/03/18)	USD	175	168,437
Carrizo Oil & Gas Inc., 7.50%, 09/15/20 (Call 11/19/18)	USD	25	25,043

Security		Par (000)	Value

United States (continued)
Catalent Pharma Solutions Inc., 4.75%, 12/15/24 (Call 12/15/19)(c)	EUR	100	$118,366
CBL & Associates LP 5.25%, 12/01/23 (Call 09/01/23)(b)	USD	75	62,902
5.95%, 12/15/26 (Call 09/15/26)(b)	USD	125	103,844
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/28 (Call 08/01/22)(a)(b)	USD	450	419,625
5.13%, 02/15/23 (Call 12/03/18)	USD	200	198,862
5.13%, 05/01/23 (Call 12/03/18)(a)	USD	225	224,156
5.13%, 05/01/27 (Call 05/01/22)(a)	USD	600	563,344
5.25%, 03/15/21 (Call 12/03/18)	USD	50	50,131
5.25%, 09/30/22 (Call 12/03/18)	USD	200	201,375
5.38%, 05/01/25 (Call 05/01/20)(a)	USD	150	146,830
5.50%, 05/01/26 (Call 05/01/21)(a)	USD	275	267,266
5.75%, 09/01/23 (Call 12/03/18)(b)	USD	100	100,609
5.75%, 01/15/24 (Call 12/03/18)	USD	225	227,250
5.75%, 02/15/26 (Call 02/15/21)(a)(b)	USD	500	494,844
5.88%, 04/01/24 (Call 04/01/19)(a)	USD	350	352,406
5.88%, 05/01/27 (Call 05/01/21)(a)(b)	USD	125	122,813
CDK Global Inc. 4.88%, 06/01/27 (Call 06/01/22)	USD	130	122,200
5.00%, 10/15/24 (Call 07/15/24)	USD	100	98,720
5.88%, 06/15/26 (Call 06/15/21)	USD	95	95,713
CDW LLC/CDW Finance Corp. 5.00%, 09/01/23 (Call 12/03/18)	USD	100	99,216
5.00%, 09/01/25 (Call 03/01/20)	USD	125	120,938
5.50%, 12/01/24 (Call 06/01/24)(b)	USD	75	75,094
Centene Corp. 4.75%, 05/15/22 (Call 05/15/19)	USD	200	199,760
4.75%, 01/15/25 (Call 01/15/20)	USD	200	197,500
5.38%, 06/01/26 (Call 06/01/21)(a)	USD	355	360,325
5.63%, 02/15/21 (Call 12/03/18)	USD	250	253,453
6.13%, 02/15/24 (Call 02/15/19)	USD	200	208,775
CenturyLink Inc. 5.63%, 04/01/25 (Call 01/01/25)(b)	USD	100	95,675
Series S, 6.45%, 06/15/21	USD	275	281,073
Series T, 5.80%, 03/15/22	USD	300	300,094
Series V, 5.63%, 04/01/20	USD	225	227,645
Series W, 6.75%, 12/01/23(b)	USD	150	152,925
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	USD	175	182,875
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/21 (Call 11/13/18)(a)	USD	200	199,456
7.50%, 04/01/28 (Call 04/01/23)(a)(b)	USD	200	207,940
Ceva Logistics Finance BV, 5.25%, 08/01/25 (Call 08/01/21)(c)	EUR	100	113,810
CF Industries Inc. 3.45%, 06/01/23(b)	USD	100	94,688
7.13%, 05/01/20	USD	174	180,742
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)(b)	USD	190	185,725
Chemours Co. (The) 5.38%, 05/15/27 (Call 02/15/27)(b)	USD	100	93,000
6.63%, 05/15/23 (Call 12/03/18)	USD	104	106,340
7.00%, 05/15/25 (Call 05/15/20)	USD	150	154,045
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/27 (Call 01/01/27)(b)	USD	275	269,503
5.88%, 03/31/25 (Call 10/02/24)	USD	275	282,941
7.00%, 06/30/24 (Call 01/01/24)	USD	200	216,295

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)(b)	USD	300	$294,657
5.63%, 10/01/26 (Call 10/01/21)(a)	USD	205	201,541
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 12/03/18)(b)	USD	75	71,320
6.13%, 02/15/21	USD	75	75,604
6.63%, 08/15/20	USD	75	77,213
7.00%, 10/01/24 (Call 04/01/21)	USD	135	131,794
7.50%, 10/01/26 (Call 10/01/21)	USD	90	88,200
8.00%, 12/15/22 (Call 11/28/18)(a)(b)	USD	270	281,954
8.00%, 01/15/25 (Call 01/15/20)(b)	USD	250	253,125
8.00%, 06/15/27 (Call 06/15/22)	USD	250	248,750
CHS/Community Health Systems Inc. 5.13%, 08/01/21 (Call 12/03/18)(b)	USD	175	165,375
6.25%, 03/31/23 (Call 03/31/20)	USD	600	551,820
6.88%, 02/01/22 (Call 12/03/18)	USD	450	226,125
8.13%, 06/30/24 (Call 06/30/21)(a)(b)	USD	225	176,625
8.63%, 01/15/24 (Call 01/15/21)(a)(b)	USD	200	201,750
11.00%, 06/30/23 (Call 06/30/20)(a)(b)(g)	USD	350	292,250
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 09/15/19)(a)(b)	USD	100	89,750
Cinemark USA Inc. 4.88%, 06/01/23 (Call 12/03/18)	USD	150	146,437
5.13%, 12/15/22 (Call 12/03/18)	USD	75	75,188
CIT Group Inc. 4.13%, 03/09/21 (Call 02/09/21)	USD	100	99,544
4.75%, 02/16/24 (Call 11/16/23)	USD	100	98,660
5.00%, 08/15/22	USD	200	201,250
5.00%, 08/01/23	USD	150	150,438
5.25%, 03/07/25 (Call 12/07/24)	USD	100	100,714
5.38%, 05/15/20	USD	75	76,738
6.13%, 03/09/28(b)	USD	75	77,727
Clear Channel Worldwide Holdings Inc.
Series A, 6.50%, 11/15/22 (Call 12/03/18)	USD	100	101,000
Series B, 6.50%, 11/15/22 (Call 12/03/18)(b)	USD	400	407,000
Series B, 7.63%, 03/15/20 (Call 12/03/18)	USD	300	300,000
Clearway Energy Operating LLC, 5.75%, 10/15/25 (Call 10/15/21)(a)	USD	60	59,100
Cleveland-Cliffs Inc. 4.88%, 01/15/24 (Call 01/15/21)(a)	USD	50	48,028
5.75%, 03/01/25 (Call 03/01/20)	USD	210	198,450
CNX Resources Corp., 5.88%, 04/15/22 (Call 12/03/18)	USD	225	221,872
Colfax Corp., 3.25%, 05/15/25 (Call 05/15/20)(c)	EUR	125	141,802
CommScope Inc. 5.00%, 06/15/21 (Call 11/13/18)(a)	USD	100	99,575
5.50%, 06/15/24 (Call 06/15/19)(a)	USD	160	154,800
CommScope Technologies LLC 5.00%, 03/15/27 (Call 03/15/22)(a)	USD	150	133,807
6.00%, 06/15/25 (Call 06/15/20)(a)	USD	230	223,675
Continental Resources Inc./OK 3.80%, 06/01/24 (Call 03/01/24)	USD	200	193,146
4.38%, 01/15/28 (Call 10/15/27)	USD	185	178,537
4.50%, 04/15/23 (Call 01/15/23)	USD	275	275,451
5.00%, 09/15/22 (Call 12/03/18)	USD	280	282,736
Coty Inc., 4.75%, 04/15/26 (Call 04/15/21)(c)	EUR	100	106,538
Covanta Holding Corp. 5.88%, 03/01/24 (Call 03/01/19)(b)	USD	75	74,507
5.88%, 07/01/25 (Call 07/01/20)	USD	50	48,625
6.00%, 01/01/27 (Call 01/01/22)	USD	125	120,625
6.38%, 10/01/22 (Call 11/03/18)	USD	75	76,464

Security		Par (000)	Value

United States (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75%, 04/01/25 (Call 04/01/20)(b)	USD	100	$99,615
6.25%, 04/01/23 (Call 11/16/18)	USD	125	126,741
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	USD	175	171,345
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(b)	USD	75	67,994
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)(a)	USD	175	165,156
Crown European Holdings SA 2.25%, 02/01/23 (Call 11/01/22)(c)	EUR	100	115,007
2.63%, 09/30/24 (Call 03/31/24)(c)	EUR	100	114,125
2.88%, 02/01/26 (Call 08/01/25)(c)	EUR	100	110,785
3.38%, 05/15/25 (Call 11/15/24)(c)	EUR	100	116,064
4.00%, 07/15/22 (Call 04/15/22)(c)	EUR	100	124,591
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(a)	USD	225	214,031
CSC Holdings LLC 5.25%, 06/01/24	USD	125	120,469
5.38%, 02/01/28 (Call 02/01/23)(a)	USD	200	188,045
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	USD	200	191,765
6.63%, 10/15/25 (Call 10/15/20)(a)(b)	USD	200	209,500
6.75%, 11/15/21	USD	225	235,222
10.13%, 01/15/23 (Call 01/15/19)(a)	USD	200	217,344
10.88%, 10/15/25 (Call 10/15/20)(a)	USD	336	387,240
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27 (Call 03/15/22)	USD	100	99,500
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(a)(b)	USD	75	71,813
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)(b)	USD	75	72,263
Darling Global Finance BV, 3.63%, 05/15/26 (Call 05/15/21)(c)	EUR	100	114,769
DaVita Inc. 5.00%, 05/01/25 (Call 05/01/20)	USD	275	258,553
5.13%, 07/15/24 (Call 07/15/19)	USD	325	309,867
5.75%, 08/15/22 (Call 12/03/18)	USD	200	202,500
DCP Midstream Operating LP 3.88%, 03/15/23 (Call 12/15/22)	USD	100	96,146
4.75%, 09/30/21 (Call 06/30/21)(a)(b)	USD	100	100,139
5.35%, 03/15/20(a)	USD	100	101,125
5.38%, 07/15/25 (Call 04/15/25)	USD	90	91,265
5.85%, 05/21/43 (Call 05/21/23)(a)(d)(e)	USD	100	89,311
Dell Inc., 4.63%, 04/01/21	USD	75	75,469
Dell International LLC/EMC Corp. 5.88%, 06/15/21 (Call 11/16/18)(a)(b)	USD	300	304,875
7.13%, 06/15/24 (Call 06/15/19)(a)	USD	300	316,918
Denbury Resources Inc. 7.50%, 02/15/24 (Call 08/15/20)(a)	USD	90	87,871
9.00%, 05/15/21 (Call 12/15/18)(a)	USD	100	104,375
9.25%, 03/31/22 (Call 03/31/19)(a)(b)	USD	100	104,042
Diamond BC BV, 5.63%, 08/15/25 (Call 08/15/20)(c)	EUR	100	106,515
Diamond Offshore Drilling Inc., 7.88%, 08/15/25 (Call 05/15/25)(b)	USD	105	103,425
Diamond Resorts International Inc. 7.75%, 09/01/23 (Call 09/01/19)(a)(b)	USD	100	102,375
10.75%, 09/01/24 (Call 09/01/19)(a)(b)	USD	75	73,487
Diamondback Energy Inc. 4.75%, 11/01/24 (Call 11/01/19)	USD	100	97,250
5.38%, 05/31/25 (Call 05/31/20)	USD	110	109,450

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
DISH DBS Corp. 5.00%, 03/15/23(b)	USD	275	$240,625
5.13%, 05/01/20	USD	200	200,500
5.88%, 07/15/22(b)	USD	375	354,094
5.88%, 11/15/24(b)	USD	375	317,234
6.75%, 06/01/21	USD	375	378,750
7.75%, 07/01/26(b)	USD	375	332,340
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21 (Call 12/03/18)(a)	USD	200	201,340
Edgewell Personal Care Co. 4.70%, 05/19/21	USD	150	149,530
4.70%, 05/24/22(b)	USD	50	48,769
Elanco Animal Health Inc. 3.91%, 08/27/21(a)	USD	75	74,907
4.27%, 08/28/23 (Call 07/28/23)(a)	USD	135	134,311
4.90%, 08/28/28 (Call 05/28/28)(a)	USD	140	140,284
Eldorado Resorts Inc. 6.00%, 04/01/25 (Call 04/01/20)(b)	USD	160	158,225
6.00%, 09/15/26 (Call 09/15/21)(a)(b)	USD	115	112,737
EMC Corp. 2.65%, 06/01/20	USD	375	364,357
3.38%, 06/01/23 (Call 03/01/23)	USD	200	186,810
Encompass Health Corp., 5.75%, 11/01/24 (Call 12/03/18)	USD	225	224,616
Endeavor Energy Resources LP/EER Finance Inc. 5.50%, 01/30/26 (Call 01/30/21)(a)	USD	105	107,888
5.75%, 01/30/28 (Call 01/30/23)(a)	USD	90	92,742
Endo Dac/Endo Finance LLC/Endo Finco Inc. 6.00%, 07/15/23 (Call 12/03/18)(a)	USD	400	343,731
6.00%, 02/01/25 (Call 02/01/20)(a)	USD	200	167,500
Endo Finance LLC, 5.75%, 01/15/22 (Call 12/03/18)(a)	USD	125	113,438
Endo Finance LLC/Endo Finco Inc., 5.38%, 01/15/23 (Call 12/03/18)(a)	USD	50	42,688
Energizer Gamma Acquisition BV, 4.63%, 07/15/26 (Call 07/15/21)(c)	EUR	150	173,888
Energizer Gamma Acquisition Inc., 6.38%, 07/15/26 (Call 07/15/21)(a)(b)	USD	190	191,900
Energy Transfer LP 4.25%, 03/15/23 (Call 12/15/22)	USD	175	173,384
5.50%, 06/01/27 (Call 03/01/27)	USD	175	178,062
5.88%, 01/15/24 (Call 10/15/23)	USD	200	210,000
7.50%, 10/15/20	USD	225	238,500
Ensco PLC 4.50%, 10/01/24 (Call 07/01/24)	USD	125	101,250
5.20%, 03/15/25 (Call 12/15/24)(b)	USD	125	102,670
7.75%, 02/01/26 (Call 11/01/25)(b)	USD	175	163,187
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)	USD	190	184,003
EP Energy LLC/Everest Acquisition Finance Inc. 7.75%, 05/15/26 (Call 05/15/21)(a)	USD	190	190,000
8.00%, 11/29/24 (Call 11/30/19)(a)(b)	USD	100	97,321
8.00%, 02/15/25 (Call 02/15/20)(a)	USD	180	121,500
9.38%, 05/01/24 (Call 05/01/20)(a)	USD	200	152,000
Equinix Inc. 2.88%, 03/15/24 (Call 09/15/20)	EUR	100	114,600
2.88%, 10/01/25 (Call 10/01/20)	EUR	150	166,173
2.88%, 02/01/26 (Call 02/01/21)	EUR	200	220,870
5.38%, 01/01/22 (Call 12/03/18)	USD	150	152,712
5.38%, 04/01/23 (Call 12/03/18)	USD	200	203,250
5.38%, 05/15/27 (Call 05/15/22)	USD	230	227,542

Security		Par (000)	Value

United States (continued)
5.75%, 01/01/25 (Call 01/01/20)	USD	100	$101,725
5.88%, 01/15/26 (Call 01/15/21)	USD	225	227,850
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(a)	USD	255	241,612
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)	USD	175	181,080
Extraction Oil & Gas Inc. 5.63%, 02/01/26 (Call 02/01/21)(a)	USD	140	119,875
7.38%, 05/15/24 (Call 05/15/20)(a)(b)	USD	75	70,313
Ferrellgas LP/Ferrellgas Finance Corp. 6.50%, 05/01/21 (Call 12/03/18)(b)	USD	125	111,652
6.75%, 01/15/22 (Call 12/03/18)(b)	USD	50	43,388
6.75%, 06/15/23 (Call 06/15/19)(b)	USD	100	86,750
Fifth Third Bancorp., 5.10%, (Call 06/30/23)(d)(e)(h)	USD	125	119,240
First Data Corp. 5.00%, 01/15/24 (Call 01/15/19)(a)	USD	350	346,500
5.38%, 08/15/23 (Call 11/13/18)(a)	USD	225	226,969
5.75%, 01/15/24 (Call 01/15/19)(a)	USD	400	402,099
7.00%, 12/01/23 (Call 12/01/18)(a)	USD	625	648,125
First Quality Finance Co. Inc. 4.63%, 05/15/21 (Call 12/03/18)(a)	USD	150	147,438
5.00%, 07/01/25 (Call 07/01/20)(a)	USD	45	41,400
Flex Acquisition Co. Inc. 6.88%, 01/15/25 (Call 01/15/20)(a)	USD	100	93,347
7.88%, 07/15/26 (Call 07/15/21)(a)	USD	105	101,357
Freedom Mortgage Corp. 8.13%, 11/15/24 (Call 11/15/20)(a)	USD	50	46,134
8.25%, 04/15/25 (Call 04/15/21)(a)	USD	150	138,450
Freeport-McMoRan Inc. 3.10%, 03/15/20	USD	181	177,957
3.55%, 03/01/22 (Call 12/01/21)	USD	350	331,432
3.88%, 03/15/23 (Call 12/15/22)	USD	375	347,737
4.00%, 11/14/21	USD	100	97,313
4.55%, 11/14/24 (Call 08/14/24)(b)	USD	150	138,937
6.88%, 02/15/23 (Call 02/15/20)	USD	150	157,087
Frontier Communications Corp. 6.88%, 01/15/25 (Call 10/15/24)(b)	USD	150	84,563
7.13%, 01/15/23	USD	125	83,156
7.63%, 04/15/24	USD	150	90,375
8.50%, 04/01/26 (Call 04/01/21)(a)	USD	300	279,141
8.75%, 04/15/22	USD	100	77,400
10.50%, 09/15/22 (Call 06/15/22)	USD	400	333,500
11.00%, 09/15/25 (Call 06/15/25)	USD	675	496,969
Genesis Energy LP/Genesis Energy Finance Corp. 6.00%, 05/15/23 (Call 12/03/18)	USD	75	70,852
6.25%, 05/15/26 (Call 02/15/21)	USD	75	67,828
6.50%, 10/01/25 (Call 10/01/20)(b)	USD	110	101,750
6.75%, 08/01/22 (Call 12/03/18)	USD	150	150,388
Genworth Holdings Inc., 7.63%, 09/24/21	USD	150	152,625
Golden Nugget Inc. 6.75%, 10/15/24 (Call 10/15/19)(a)	USD	250	249,375
8.75%, 10/01/25 (Call 10/01/20)(a)	USD	125	128,437
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23 (Call 12/15/18)(c)	EUR	100	113,930
Goodyear Tire & Rubber Co. (The) 4.88%, 03/15/27 (Call 12/15/26)(b)	USD	125	111,158
5.00%, 05/31/26 (Call 05/31/21)(b)	USD	150	135,750
5.13%, 11/15/23 (Call 12/03/18)(b)	USD	175	170,469
Gray Television Inc. 5.13%, 10/15/24 (Call 10/15/19)(a)	USD	100	95,031
5.88%, 07/15/26 (Call 07/15/21)(a)	USD	130	124,624

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Griffon Corp., 5.25%, 03/01/22 (Call 12/03/18)	USD	200	$187,500
Gulfport Energy Corp. 6.00%, 10/15/24 (Call 10/15/19)(b)	USD	125	117,188
6.38%, 05/15/25 (Call 05/15/20)(b)	USD	100	94,321
6.38%, 01/15/26 (Call 01/15/21)	USD	75	69,855
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(c)	EUR	100	117,144
Hanesbrands Inc. 4.63%, 05/15/24 (Call 02/15/24)(a)	USD	125	119,870
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	USD	175	165,812
Harland Clarke Holdings Corp. 8.38%, 08/15/22 (Call 02/15/19)(a)	USD	165	148,781
9.25%, 03/01/21 (Call 12/03/18)(a)(b)	USD	125	110,625
HCA Healthcare Inc., 6.25%, 02/15/21	USD	175	181,562
HCA Inc. 4.50%, 02/15/27 (Call 08/15/26)(b)	USD	230	222,857
4.75%, 05/01/23	USD	250	251,501
5.00%, 03/15/24	USD	375	380,156
5.25%, 04/15/25	USD	250	255,047
5.25%, 06/15/26 (Call 12/15/25)	USD	275	279,755
5.38%, 02/01/25	USD	525	527,158
5.38%, 09/01/26 (Call 03/01/26)	USD	170	168,381
5.63%, 09/01/28 (Call 03/01/28)	USD	180	178,200
5.88%, 03/15/22	USD	200	208,738
5.88%, 05/01/23	USD	225	233,290
5.88%, 02/15/26 (Call 08/15/25)	USD	275	281,297
6.50%, 02/15/20	USD	500	516,250
7.50%, 02/15/22	USD	375	407,531
Hertz Corp. (The) 5.50%, 10/15/24 (Call 10/15/19)(a)(b)	USD	150	115,137
5.88%, 10/15/20 (Call 12/03/18)	USD	125	122,007
6.25%, 10/15/22 (Call 12/03/18)(b)	USD	100	87,531
7.38%, 01/15/21 (Call 12/03/18)	USD	50	49,375
7.63%, 06/01/22 (Call 06/01/19)(a)	USD	250	239,487
Hertz Holdings Netherlands BV, 5.50%, 03/30/23 (Call 03/30/20)(c)	EUR	100	113,245
Hexion Inc. 6.63%, 04/15/20 (Call 12/03/18)	USD	300	265,500
10.38%, 02/01/22 (Call 02/01/19)(a)	USD	105	93,926
Hexion Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20 (Call 12/03/18)(b)	USD	100	58,000
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24 (Call 06/01/19)(a)	USD	100	94,250
5.75%, 10/01/25 (Call 04/01/20)(a)	USD	100	97,302
6.25%, 11/01/28 (Call 11/01/23)(a)	USD	60	57,751
Hilton Domestic Operating Co. Inc. 4.25%, 09/01/24 (Call 09/01/19)	USD	175	167,081
5.13%, 05/01/26 (Call 05/01/21)(a)(b)	USD	275	268,812
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.63%, 04/01/25 (Call 04/01/20)	USD	150	145,500
4.88%, 04/01/27 (Call 04/01/22)	USD	125	119,277
Hologic Inc., 4.63%, 02/01/28 (Call 02/01/23)(a)	USD	175	159,906
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)	USD	200	192,000
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)(b)	USD	245	238,844

Security		Par (000)	Value

United States (continued)
Hughes Satellite Systems Corp. 5.25%, 08/01/26(b)	USD	135	$128,388
6.63%, 08/01/26(b)	USD	140	133,350
7.63%, 06/15/21	USD	175	186,178
Huntsman International LLC 4.88%, 11/15/20 (Call 08/15/20)	USD	125	125,823
5.13%, 04/15/21 (Call 01/15/21)	EUR	100	122,899
5.13%, 11/15/22 (Call 08/15/22)	USD	100	101,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.88%, 02/01/22 (Call 12/03/18)	USD	250	249,587
6.00%, 08/01/20 (Call 12/03/18)(b)	USD	325	327,731
6.25%, 02/01/22 (Call 02/01/19)(b)	USD	225	227,250
6.38%, 12/15/25 (Call 12/15/20)	USD	125	124,219
6.75%, 02/01/24 (Call 02/01/20)	USD	100	100,425
Infor U.S. Inc. 5.75%, 08/15/20 (Call 11/16/18)(a)	USD	100	100,833
5.75%, 05/15/22 (Call 11/15/18)	EUR	100	116,265
6.50%, 05/15/22 (Call 11/16/18)	USD	300	300,094
International Game Technology PLC 3.50%, 07/15/24 (Call 01/15/24)(c)	EUR	100	113,349
4.75%, 03/05/20(c)	EUR	100	118,954
6.25%, 02/15/22 (Call 08/15/21)(a)	USD	250	257,500
6.50%, 02/15/25 (Call 08/15/24)(a)	USD	200	202,667
IQVIA Inc. 2.88%, 09/15/25 (Call 09/15/20)(c)	EUR	100	110,514
3.25%, 03/15/25 (Call 03/15/20)(c)	EUR	200	229,061
3.50%, 10/15/24 (Call 10/15/19)(c)	EUR	100	116,253
4.88%, 05/15/23 (Call 12/03/18)(a)	USD	150	148,875
5.00%, 10/15/26 (Call 10/15/21)(a)	USD	200	191,639
Iron Mountain Inc. 4.88%, 09/15/27 (Call 09/15/22)(a)	USD	175	155,896
5.25%, 03/15/28 (Call 12/27/22)(a)	USD	175	157,150
5.75%, 08/15/24 (Call 11/13/18)(b)	USD	200	196,250
6.00%, 08/15/23 (Call 11/13/18)	USD	150	153,562
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/15/20)(c)	GBP	100	120,413
iStar Inc. 4.63%, 09/15/20 (Call 06/15/20)	USD	75	74,318
5.25%, 09/15/22 (Call 09/15/19)(b)	USD	100	96,547
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 12/03/18)(a)	USD	150	153,750
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/03/18)(a)	USD	200	199,940
JC Penney Corp. Inc. 5.88%, 07/01/23 (Call 07/01/19)(a)(b)	USD	75	64,457
8.63%, 03/15/25 (Call 03/15/21)(a)(b)	USD	75	48,281
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.25%, 08/15/24 (Call 08/15/20)(a)	USD	200	195,467
Jones Energy Holdings LLC/Jones Energy Finance Corp., 9.25%, 03/15/23 (Call 03/15/20)(a)	USD	150	150,000
K Hovnanian Enterprises Inc. 10.00%, 07/15/22 (Call 07/15/19)(a)(b)	USD	75	72,375
10.50%, 07/15/24 (Call 07/15/20)(a)	USD	75	68,656
KB Home, 7.00%, 12/15/21 (Call 09/15/21)	USD	75	77,826
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/19)	USD	175	167,708
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.75%, 06/01/27 (Call 06/01/22)(a)	USD	150	140,263
5.00%, 06/01/24 (Call 06/01/19)(a)(b)	USD	200	197,250
5.25%, 06/01/26 (Call 06/01/21)(a)	USD	200	196,068

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Kinetic Concepts Inc./KCI USA Inc. 7.88%, 02/15/21 (Call 11/16/18)(a)(b)	USD	100	$102,069
12.50%, 11/01/21 (Call 05/01/19)(a)	USD	75	81,113
KLX Inc., 5.88%, 12/01/22 (Call 12/01/18)(a)	USD	225	231,784
Kraton Polymers LLC/Kraton Polymers Capital Corp., 5.25%, 05/15/26 (Call 05/15/21)(c)	EUR	100	109,114
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/03/18)(a)	USD	165	146,644
L Brands Inc. 5.25%, 02/01/28	USD	100	85,248
5.63%, 02/15/22	USD	175	177,144
5.63%, 10/15/23	USD	100	98,840
6.63%, 04/01/21	USD	125	130,075
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.25%, 03/15/22 (Call 09/15/21)(a)	USD	50	49,823
5.25%, 10/01/25 (Call 10/01/20)(a)	USD	85	78,501
Lamar Media Corp. 5.00%, 05/01/23 (Call 12/03/18)	USD	150	149,625
5.38%, 01/15/24 (Call 01/15/19)	USD	50	50,054
5.75%, 02/01/26 (Call 02/01/21)(b)	USD	75	75,426
Lamb Weston Holdings Inc. 4.63%, 11/01/24 (Call 11/01/21)(a)	USD	150	146,920
4.88%, 11/01/26 (Call 11/01/21)(a)	USD	150	144,643
Leidos Holdings Inc., 4.45%, 12/01/20 (Call 09/01/20)	USD	50	50,142
Lennar Corp. 4.13%, 01/15/22 (Call 10/15/21)(b)	USD	125	121,538
4.50%, 11/15/19 (Call 08/15/19)(b)	USD	150	150,375
4.50%, 04/30/24 (Call 01/31/24)(b)	USD	125	118,438
4.75%, 04/01/21 (Call 02/01/21)	USD	100	100,260
4.75%, 11/15/22 (Call 08/15/22)	USD	125	123,775
4.75%, 05/30/25 (Call 02/28/25)(b)	USD	50	47,625
4.75%, 11/29/27 (Call 05/29/27)(b)	USD	175	163,625
4.88%, 12/15/23 (Call 09/15/23)	USD	80	78,197
5.88%, 11/15/24 (Call 05/15/24)	USD	50	50,313
Level 3 Financing Inc. 5.13%, 05/01/23 (Call 12/03/18)	USD	125	124,453
5.25%, 03/15/26 (Call 03/15/21)	USD	150	143,467
5.38%, 08/15/22 (Call 12/03/18)	USD	175	175,000
5.38%, 01/15/24 (Call 01/15/19)	USD	175	172,844
5.38%, 05/01/25 (Call 05/01/20)	USD	150	146,491
5.63%, 02/01/23 (Call 12/03/18)	USD	100	100,164
6.13%, 01/15/21 (Call 12/03/18)	USD	50	50,113
Levi Strauss & Co., 3.38%, 03/15/27 (Call 03/15/22)	EUR	100	114,767
LifePoint Health Inc. 5.38%, 05/01/24 (Call 05/01/19)	USD	100	104,805
5.50%, 12/01/21 (Call 12/03/18)	USD	200	202,903
5.88%, 12/01/23 (Call 12/03/18)	USD	65	68,006
LKQ European Holdings BV, 4.13%, 04/01/28
(Call 04/01/23)(c)	EUR	100	110,249
LKQ Italia Bondco SpA, 3.88%, 04/01/24
(Call 01/01/24)(c)	EUR	100	117,435
Mallinckrodt International Finance SA, 4.75%, 04/15/23	USD	100	81,797
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.88%, 04/15/20 (Call 12/03/18)(a)(b)	USD	150	147,750
5.50%, 04/15/25 (Call 04/15/20)(a)(b)	USD	125	100,579
5.63%, 10/15/23 (Call 12/03/18)(a)	USD	125	106,719
5.75%, 08/01/22 (Call 12/03/18)(a)(b)	USD	175	155,830

Security		Par (000)	Value

United States (continued)
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(a)	USD	75	$73,665
Mattel Inc., 6.75%, 12/31/25 (Call 12/31/20)(a)	USD	275	262,379
McDermott Technology Americas Inc./McDermott Technology U.S. Inc., 10.63%, 05/01/24 (Call 05/01/21)(a)	USD	250	226,875
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(a)(b)	USD	275	275,000
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	USD	75	72,893
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc. 4.50%, 09/01/26 (Call 06/01/26)	USD	75	68,250
5.63%, 05/01/24 (Call 02/01/24)	USD	200	200,750
MGM Resorts International 4.63%, 09/01/26 (Call 06/01/26)	USD	100	90,396
5.25%, 03/31/20(b)	USD	100	101,250
5.75%, 06/15/25 (Call 03/15/25)	USD	175	170,294
6.00%, 03/15/23	USD	225	228,236
6.63%, 12/15/21(b)	USD	225	235,211
6.75%, 10/01/20(b)	USD	200	207,630
7.75%, 03/15/22	USD	175	187,763
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	USD	125	124,674
MPH Acquisition Holdings LLC, 7.13%, 06/01/24
(Call 06/01/19)(a)	USD	300	305,682
MPT Operating Partnership LP/MPT Finance Corp. 4.00%, 08/19/22 (Call 05/19/22)	EUR	100	123,592
5.00%, 10/15/27 (Call 10/15/22)	USD	275	258,417
5.25%, 08/01/26 (Call 08/01/21)	USD	100	96,132
6.38%, 03/01/24 (Call 03/01/19)	USD	100	103,955
MSCI Inc. 4.75%, 08/01/26 (Call 08/01/21)(a)(b)	USD	100	95,955
5.25%, 11/15/24 (Call 11/15/19)(a)(b)	USD	150	150,649
5.38%, 05/15/27 (Call 05/15/22)(a)	USD	75	74,250
5.75%, 08/15/25 (Call 08/15/20)(a)	USD	150	153,792
Murphy Oil Corp. 4.00%, 06/01/22 (Call 03/01/22)	USD	75	72,228
4.45%, 12/01/22 (Call 09/01/22)	USD	125	121,875
5.75%, 08/15/25 (Call 08/15/20)	USD	100	99,475
6.88%, 08/15/24 (Call 08/15/19)(b)	USD	100	104,083
Nabors Industries Inc. 4.63%, 09/15/21	USD	150	143,937
5.00%, 09/15/20	USD	150	149,346
5.50%, 01/15/23 (Call 11/15/22)(b)	USD	100	94,000
5.75%, 02/01/25 (Call 11/01/24)	USD	150	137,812
Nationstar Mortgage Holdings Inc. 8.13%, 07/15/23 (Call 07/15/20)(a)	USD	165	167,292
9.13%, 07/15/26 (Call 07/15/21)(a)	USD	140	142,030
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/03/18)	USD	175	174,344
Navient Corp. 5.00%, 10/26/20	USD	100	100,425
5.50%, 01/25/23	USD	175	171,845
5.88%, 03/25/21	USD	125	126,562
5.88%, 10/25/24	USD	100	94,250
6.13%, 03/25/24	USD	150	145,711
6.50%, 06/15/22	USD	175	178,062
6.63%, 07/26/21	USD	150	154,328
6.75%, 06/25/25(b)	USD	100	97,389
6.75%, 06/15/26	USD	100	95,483
7.25%, 01/25/22(b)	USD	150	156,151
7.25%, 09/25/23(b)	USD	100	103,734

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
8.00%, 03/25/20	USD	275	$287,153
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 12/03/18)(a)	USD	100	75,458
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)(b)	USD	210	214,025
NCR Corp. 4.63%, 02/15/21 (Call 12/03/18)	USD	100	98,282
5.00%, 07/15/22 (Call 12/03/18)	USD	100	95,250
5.88%, 12/15/21 (Call 12/03/18)	USD	75	74,918
6.38%, 12/15/23 (Call 12/15/18)(b)	USD	150	149,062
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (Call 12/03/18)(a)	USD	175	105,875
Netflix Inc. 3.63%, 05/15/27	EUR	200	224,060
4.38%, 11/15/26(b)	USD	200	183,190
4.63%, 05/15/29(c)	EUR	200	226,827
4.88%, 04/15/28(a)	USD	270	247,725
5.38%, 02/01/21	USD	100	101,883
5.50%, 02/15/22	USD	125	127,486
5.75%, 03/01/24	USD	75	76,328
5.88%, 02/15/25	USD	175	177,831
5.88%, 11/15/28(a)(b)	USD	350	343,875
6.38%, 05/15/29(a)	USD	75	75,383
Newfield Exploration Co. 5.38%, 01/01/26 (Call 10/01/25)(b)	USD	125	126,172
5.63%, 07/01/24	USD	200	205,750
5.75%, 01/30/22(b)	USD	150	154,078
Nexstar Broadcasting Inc. 5.63%, 08/01/24 (Call 08/01/19)(a)(b)	USD	175	167,562
5.88%, 11/15/22 (Call 11/13/18)	USD	75	76,140
NextEra Energy Operating Partners LP 4.25%, 09/15/24 (Call 07/15/24)(a)	USD	100	95,355
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	100	92,156
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (Call 11/01/19)	USD	125	122,528
NGPL PipeCo LLC 4.38%, 08/15/22 (Call 05/15/22)(a)	USD	90	88,875
4.88%, 08/15/27 (Call 02/15/27)(a)	USD	155	149,362
Nielsen Co. Luxembourg Sarl (The), 5.00%, 02/01/25 (Call 02/01/20)(a)(b)	USD	100	97,281
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20 (Call 12/03/18)	USD	75	74,813
5.00%, 04/15/22 (Call 12/03/18)(a)(b)	USD	450	436,792
Noble Holding International Ltd. 7.88%, 02/01/26 (Call 02/01/21)(a)	USD	135	133,312
7.95%, 04/01/25 (Call 01/01/25)(b)	USD	75	67,875
Novelis Corp. 5.88%, 09/30/26 (Call 09/30/21)(a)	USD	275	258,156
6.25%, 08/15/24 (Call 08/15/19)(a)	USD	225	221,719
NRG Energy Inc. 5.75%, 01/15/28 (Call 01/15/23)(b)	USD	150	149,625
6.25%, 05/01/24 (Call 05/01/19)	USD	125	127,998
6.63%, 01/15/27 (Call 07/15/21)	USD	225	232,312
7.25%, 05/15/26 (Call 05/15/21)	USD	210	223,475
Nuance Communications Inc. 5.38%, 08/15/20 (Call 12/03/18)(a)	USD	43	43,027
5.63%, 12/15/26 (Call 12/15/21)	USD	100	97,066
NuStar Logistics LP 4.80%, 09/01/20	USD	100	99,750
5.63%, 04/28/27 (Call 01/28/27)	USD	100	95,625

Security		Par (000)	Value

United States (continued)
Oasis Petroleum Inc. 6.25%, 05/01/26 (Call 05/01/21)(a)	USD	90	$87,846
6.88%, 03/15/22 (Call 12/03/18)	USD	189	190,181
OI European Group BV 3.13%, 11/15/24 (Call 08/15/24)(c)	EUR	200	229,822
6.75%, 09/15/20(c)	EUR	100	125,792
Olin Corp. 5.00%, 02/01/30 (Call 02/01/24)	USD	100	89,075
5.13%, 09/15/27 (Call 03/15/22)(b)	USD	100	93,467
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/03/18)(a)	USD	250	240,250
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 02/15/22 (Call 12/03/18)	USD	100	100,285
5.63%, 02/15/24 (Call 02/15/19)	USD	50	49,955
5.88%, 03/15/25 (Call 09/15/19)(b)	USD	100	100,154
Owens-Brockway Glass Container Inc. 5.00%, 01/15/22(a)	USD	100	98,988
5.88%, 08/15/23(a)	USD	125	124,531
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23 (Call 10/01/20)(a)	USD	140	141,575
Parsley Energy LLC/Parsley Finance Corp. 5.25%, 08/15/25 (Call 08/15/20)(a)	USD	75	72,384
5.38%, 01/15/25 (Call 01/15/20)(a)	USD	135	131,865
5.63%, 10/15/27 (Call 10/15/22)(a)	USD	125	122,614
6.25%, 06/01/24 (Call 06/01/19)(a)(b)	USD	75	77,063
PBF Holding Co. LLC/PBF Finance Corp. 7.00%, 11/15/23 (Call 12/03/18)	USD	115	118,899
7.25%, 06/15/25 (Call 06/15/20)	USD	100	102,934
PDC Energy Inc. 5.75%, 05/15/26 (Call 05/15/21)	USD	105	96,338
6.13%, 09/15/24 (Call 09/15/19)	USD	100	95,500
Peabody Energy Corp. 6.00%, 03/31/22 (Call 03/31/19)(a)	USD	100	99,672
6.38%, 03/31/25 (Call 03/31/20)(a)	USD	75	74,778
Penske Automotive Group Inc. 5.50%, 05/15/26 (Call 05/15/21)	USD	110	104,188
5.75%, 10/01/22 (Call 12/03/18)(b)	USD	100	101,313
PetSmart Inc. 5.88%, 06/01/25 (Call 06/01/20)(a)	USD	260	203,450
7.13%, 03/15/23 (Call 12/03/18)(a)	USD	350	242,375
8.88%, 06/01/25 (Call 06/01/20)(a)(b)	USD	100	69,696
Pilgrim’s Pride Corp. 5.75%, 03/15/25 (Call 03/15/20)(a)	USD	180	167,850
5.88%, 09/30/27 (Call 09/30/22)(a)(b)	USD	160	145,050
Pitney Bowes Inc. 3.88%, 10/01/21 (Call 09/01/21)	USD	100	95,125
4.38%, 05/15/22 (Call 04/15/22)	USD	75	68,219
4.63%, 03/15/24 (Call 12/15/23)(b)	USD	50	43,875
4.70%, 04/01/23 (Call 03/01/23)	USD	75	66,728
Platform Specialty Products Corp. 5.88%, 12/01/25 (Call 12/01/20)(a)(b)	USD	165	156,017
6.50%, 02/01/22 (Call 12/03/18)(a)	USD	200	202,560
Post Holdings Inc. 5.00%, 08/15/26 (Call 08/15/21)(a)	USD	325	298,963
5.50%, 03/01/25 (Call 03/01/20)(a)	USD	185	179,219
5.63%, 01/15/28 (Call 12/01/22)(a)	USD	175	164,552
5.75%, 03/01/27 (Call 03/01/22)(a)	USD	275	262,178
Prestige Brands Inc., 6.38%, 03/01/24 (Call 03/01/19)(a)(b)	USD	115	113,563

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Prime Security Services Borrower LLC/Prime Finance Inc., 9.25%, 05/15/23 (Call 05/15/19)(a)	USD	450	$475,515
PSPC Escrow Corp., 6.00%, 02/01/23 (Call 11/30/18)(c)	EUR	100	117,346
PulteGroup Inc. 4.25%, 03/01/21 (Call 02/01/21)	USD	125	124,700
5.00%, 01/15/27 (Call 10/15/26)	USD	125	115,375
5.50%, 03/01/26 (Call 12/01/25)	USD	130	127,400
PVH Corp., 3.63%, 07/15/24 (Call 04/15/24)(c)	EUR	100	122,558
QEP Resources Inc. 5.25%, 05/01/23 (Call 02/01/23)	USD	100	95,554
5.38%, 10/01/22 (Call 07/01/22)	USD	100	97,925
5.63%, 03/01/26 (Call 12/01/25)	USD	100	94,125
Quicken Loans Inc. 5.25%, 01/15/28 (Call 01/15/23)(a)	USD	150	133,369
5.75%, 05/01/25 (Call 05/01/20)(a)	USD	225	217,208
QVC Inc. 4.38%, 03/15/23	USD	125	122,742
4.45%, 02/15/25 (Call 11/15/24)	USD	125	118,849
4.85%, 04/01/24	USD	100	98,478
5.13%, 07/02/22	USD	100	101,204
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/19)(a)(b)	USD	225	210,779
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)	USD	100	96,250
Range Resources Corp. 4.88%, 05/15/25 (Call 02/15/25)(b)	USD	125	115,602
5.00%, 08/15/22 (Call 05/15/22)	USD	125	122,249
5.00%, 03/15/23 (Call 12/15/22)(b)	USD	150	145,125
5.75%, 06/01/21 (Call 03/01/21)	USD	100	101,045
Realogy Group LLC/Realogy Co-Issuer Corp. 4.88%, 06/01/23 (Call 03/01/23)(a)(b)	USD	100	90,800
5.25%, 12/01/21 (Call 12/03/18)(a)	USD	75	73,688
Refinitiv U.S. Holdings Inc. 4.50%, 05/15/26 (Call 11/15/21)(c)	EUR	100	113,242
6.25%, 05/15/26 (Call 11/15/21)(a)(b)	USD	175	173,687
6.88%, 11/15/26 (Call 11/15/21)(c)	EUR	100	112,457
8.25%, 11/15/26 (Call 11/15/21)(a)	USD	265	257,050
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.13%, 07/15/23 (Call 07/15/19)(a)	USD	300	293,625
5.75%, 10/15/20 (Call 12/03/18)(b)	USD	581	581,465
7.00%, 07/15/24 (Call 07/15/19)(a)(b)	USD	150	150,063
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/03/18)(a)	USD	325	276,453
Rowan Companies Inc. 4.88%, 06/01/22 (Call 03/01/22)	USD	75	71,813
7.38%, 06/15/25 (Call 03/15/25)(b)	USD	100	94,750
RR Donnelley & Sons Co., 7.88%, 03/15/21(b)	USD	31	32,182
Sable Permian Resources Land LLC/AEPB Finance Corp. 7.13%, 11/01/20 (Call 12/03/18)(a)(b)	USD	100	60,500
7.38%, 11/01/21 (Call 12/03/18)(a)(b)	USD	84	49,621
Sabre GLBL Inc., 5.25%, 11/15/23 (Call 12/03/18)(a)	USD	200	197,667
Sanchez Energy Corp. 6.13%, 01/15/23 (Call 12/03/18)(b)	USD	200	73,500
7.25%, 02/15/23 (Call 02/15/20)(a)(b)	USD	100	91,500
7.75%, 06/15/21 (Call 12/03/18)(b)	USD	125	63,047
SBA Communications Corp. 4.00%, 10/01/22 (Call 10/01/19)	USD	150	144,187
4.88%, 07/15/22 (Call 12/03/18)	USD	125	124,219
4.88%, 09/01/24 (Call 09/01/19)	USD	220	210,864

Security		Par (000)	Value

United States (continued)
Scientific Games International Inc. 3.38%, 02/15/26 (Call 02/15/21)(c)	EUR	100	$104,988
5.00%, 10/15/25 (Call 10/15/20)(a)(b)	USD	235	218,550
10.00%, 12/01/22 (Call 12/03/18)(b)	USD	400	419,000
Sealed Air Corp. 4.50%, 09/15/23 (Call 06/15/23)(c)	EUR	100	125,357
4.88%, 12/01/22 (Call 09/01/22)(a)	USD	100	98,838
5.13%, 12/01/24 (Call 09/01/24)(a)	USD	75	73,118
5.25%, 04/01/23 (Call 01/01/23)(a)	USD	100	99,125
5.50%, 09/15/25 (Call 06/15/25)(a)	USD	75	74,062
6.50%, 12/01/20 (Call 09/01/20)(a)	USD	50	51,719
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 11/16/18)	USD	75	72,197
Service Corp. International/U.S. 4.63%, 12/15/27 (Call 12/15/22)	USD	100	93,859
5.38%, 01/15/22 (Call 12/03/18)	USD	100	100,784
5.38%, 05/15/24 (Call 05/15/19)	USD	150	151,687
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)	USD	125	120,409
SESI LLC 7.13%, 12/15/21 (Call 12/03/18)	USD	125	123,884
7.75%, 09/15/24 (Call 09/15/20)(b)	USD	100	98,375
Silgan Holdings Inc., 3.25%, 03/15/25 (Call 03/15/20)	EUR	200	231,201
Sinclair Television Group Inc. 5.13%, 02/15/27 (Call 08/15/21)(a)(b)	USD	75	67,563
5.38%, 04/01/21 (Call 11/16/18)	USD	50	49,996
5.63%, 08/01/24 (Call 08/01/19)(a)(b)	USD	100	95,762
6.13%, 10/01/22 (Call 11/16/18)(b)	USD	150	152,625
Sirius XM Radio Inc. 3.88%, 08/01/22 (Call 08/01/20)(a)	USD	170	164,262
4.63%, 05/15/23 (Call 12/03/18)(a)(b)	USD	100	97,021
5.00%, 08/01/27 (Call 08/01/22)(a)	USD	275	258,156
5.38%, 04/15/25 (Call 04/15/20)(a)	USD	200	197,100
5.38%, 07/15/26 (Call 07/15/21)(a)	USD	200	195,500
6.00%, 07/15/24 (Call 07/15/19)(a)	USD	225	230,017
Six Flags Entertainment Corp. 4.88%, 07/31/24 (Call 07/31/19)(a)	USD	200	188,719
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	USD	90	85,074
SM Energy Co. 5.00%, 01/15/24 (Call 12/03/18)(b)	USD	100	94,813
5.63%, 06/01/25 (Call 06/01/20)(b)	USD	100	95,856
6.13%, 11/15/22 (Call 12/03/18)(b)	USD	100	101,250
6.63%, 01/15/27 (Call 01/15/22)(b)	USD	85	85,400
6.75%, 09/15/26 (Call 09/15/21)(b)	USD	100	99,938
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 03/01/19)(a)	USD	380	412,311
Southwestern Energy Co. 4.10%, 03/15/22 (Call 12/15/21)(b)	USD	200	196,322
6.20%, 01/23/25 (Call 10/23/24)(b)	USD	175	169,312
7.50%, 04/01/26 (Call 04/01/21)(b)	USD	100	101,750
7.75%, 10/01/27 (Call 10/01/22)(b)	USD	100	101,588
Spectrum Brands Inc. 4.00%, 10/01/26 (Call 10/01/21)(c)	EUR	100	113,894
5.75%, 07/15/25 (Call 07/15/20)	USD	200	194,500
6.63%, 11/15/22 (Call 12/03/18)	USD	100	102,265
Springleaf Finance Corp. 5.25%, 12/15/19	USD	125	126,141
5.63%, 03/15/23	USD	150	144,963
6.13%, 05/15/22	USD	200	200,819
6.88%, 03/15/25	USD	225	214,875

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
7.13%, 03/15/26	USD	285	$270,037
7.75%, 10/01/21	USD	125	132,089
8.25%, 12/15/20	USD	175	187,250
Sprint Communications Inc. 6.00%, 11/15/22	USD	400	404,250
7.00%, 03/01/20(a)	USD	200	207,250
7.00%, 08/15/20	USD	300	310,500
11.50%, 11/15/21	USD	200	233,000
Sprint Corp. 7.13%, 06/15/24	USD	475	485,521
7.25%, 09/15/21	USD	425	444,656
7.63%, 02/15/25 (Call 11/15/24)	USD	275	285,723
7.63%, 03/01/26 (Call 11/01/25)	USD	275	286,000
7.88%, 09/15/23	USD	775	827,312
Standard Industries Inc./NJ 4.75%, 01/15/28 (Call 01/15/23)(a)	USD	175	156,406
5.00%, 02/15/27 (Call 02/15/22)(a)	USD	100	91,000
5.38%, 11/15/24 (Call 11/15/19)(a)	USD	200	191,769
5.50%, 02/15/23 (Call 02/15/19)(a)	USD	100	97,817
6.00%, 10/15/25 (Call 10/15/20)(a)	USD	200	196,750
Staples Inc., 8.50%, 09/15/25 (Call 09/15/20)(a)(b)	USD	180	162,900
Starwood Property Trust Inc. 3.63%, 02/01/21 (Call 11/01/20)(a)	USD	85	82,514
4.75%, 03/15/25 (Call 09/15/24)	USD	95	90,701
5.00%, 12/15/21 (Call 09/15/21)	USD	150	149,250
Steel Dynamics Inc. 5.00%, 12/15/26 (Call 12/15/21)(b)	USD	125	122,069
5.13%, 10/01/21 (Call 12/03/18)	USD	50	50,250
5.25%, 04/15/23 (Call 12/03/18)	USD	50	50,085
5.50%, 10/01/24 (Call 10/01/19)	USD	100	100,448
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 06/01/19)	USD	100	94,750
Sunoco LP/Sunoco Finance Corp. 4.88%, 01/15/23 (Call 01/15/20)(a)	USD	150	144,511
5.50%, 02/15/26 (Call 02/15/21)(a)	USD	150	142,734
5.88%, 03/15/28 (Call 03/15/23)(a)	USD	85	79,074
Superior Industries International Inc., 6.00%, 06/15/25 (Call 06/15/20)(c)	EUR	100	102,698
Symantec Corp. 3.95%, 06/15/22 (Call 03/15/22)	USD	75	72,222
4.20%, 09/15/20	USD	100	99,750
5.00%, 04/15/25 (Call 04/15/20)(a)	USD	225	212,392
TAMFG. Ltd., 3.63%, 04/15/23 (Call 11/30/18)(c)	EUR	100	115,061
Talen Energy Supply LLC 4.60%, 12/15/21 (Call 09/15/21)	USD	100	93,750
6.50%, 06/01/25 (Call 06/01/20)	USD	100	74,604
9.50%, 07/15/22 (Call 07/15/20)(a)	USD	75	76,125
10.50%, 01/15/26 (Call 01/15/22)(a)	USD	125	109,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 09/15/24 (Call 09/15/19)(a)	USD	150	150,609
5.50%, 01/15/28 (Call 01/15/23)(a)	USD	145	142,825
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.13%, 11/15/19 (Call 12/03/18)	USD	150	149,910
4.25%, 11/15/23 (Call 12/03/18)	USD	100	96,030
5.00%, 01/15/28 (Call 01/15/23)	USD	150	141,896
5.13%, 02/01/25 (Call 02/01/20)	USD	95	92,625
5.25%, 05/01/23 (Call 12/03/18)	USD	125	124,489
5.38%, 02/01/27 (Call 02/01/22)	USD	100	97,256

Security		Par (000)	Value

United States (continued)
5.88%, 04/15/26 (Call 04/15/21)(a)	USD	200	$200,906
6.75%, 03/15/24 (Call 09/15/19)	USD	100	104,750
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., 5.25%, 04/15/21 (Call 12/03/18)(a)	USD	100	99,750
TEGNA Inc. 5.13%, 07/15/20 (Call 12/03/18)	USD	125	125,192
6.38%, 10/15/23 (Call 12/03/18)	USD	125	128,125
Teleflex Inc. 4.63%, 11/15/27 (Call 11/15/22)	USD	100	92,719
4.88%, 06/01/26 (Call 06/01/21)	USD	75	72,978
Tempur Sealy International Inc. 5.50%, 06/15/26 (Call 06/15/21)(b)	USD	125	114,392
5.63%, 10/15/23 (Call 12/03/18)	USD	50	48,740
Tenet Healthcare Corp. 4.38%, 10/01/21	USD	200	196,910
4.50%, 04/01/21(b)	USD	175	173,453
4.63%, 07/15/24 (Call 07/15/20)	USD	350	337,347
5.13%, 05/01/25 (Call 05/01/20)	USD	245	234,771
6.00%, 10/01/20	USD	350	358,855
6.75%, 06/15/23(b)	USD	350	347,419
7.00%, 08/01/25 (Call 08/01/20)(b)	USD	100	98,095
7.50%, 01/01/22 (Call 01/01/19)(a)	USD	150	156,670
8.13%, 04/01/22	USD	525	546,000
Tenneco Inc., 4.88%, 04/15/22 (Call 04/15/19)(c)	EUR	175	203,952
TerraForm Power Operating LLC 4.25%, 01/31/23 (Call 10/31/22)(a)	USD	100	94,875
5.00%, 01/31/28 (Call 07/31/27)(a)	USD	125	111,523
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	USD	325	289,115
T-Mobile USA Inc. 4.00%, 04/15/22 (Call 03/16/22)	USD	100	98,688
4.50%, 02/01/26 (Call 02/01/21)	USD	175	163,570
4.75%, 02/01/28 (Call 02/01/23)	USD	280	259,000
5.13%, 04/15/25 (Call 04/15/20)	USD	100	98,679
5.38%, 04/15/27 (Call 04/15/22)	USD	75	73,163
6.00%, 03/01/23 (Call 11/13/18)	USD	225	230,906
6.00%, 04/15/24 (Call 04/15/19)	USD	200	205,544
6.38%, 03/01/25 (Call 09/01/19)	USD	300	309,375
6.50%, 01/15/24 (Call 01/15/19)	USD	175	181,242
6.50%, 01/15/26 (Call 01/15/21)	USD	375	395,625
Toll Brothers Finance Corp. 4.35%, 02/15/28 (Call 11/15/27)(b)	USD	75	65,963
4.38%, 04/15/23 (Call 01/15/23)(b)	USD	50	48,015
4.88%, 03/15/27 (Call 12/15/26)	USD	85	78,413
5.88%, 02/15/22 (Call 11/15/21)	USD	100	101,986
TransDigm Inc. 5.50%, 10/15/20 (Call 12/03/18)	USD	75	74,875
6.00%, 07/15/22 (Call 12/03/18)(b)	USD	225	225,619
6.38%, 06/15/26 (Call 06/15/21)	USD	200	196,000
6.50%, 07/15/24 (Call 07/15/19)	USD	225	226,828
6.50%, 05/15/25 (Call 05/15/20)(b)	USD	150	148,875
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)	USD	145	143,089
Transocean Inc. 5.80%, 10/15/22 (Call 07/15/22)(b)	USD	100	96,700
7.25%, 11/01/25 (Call 11/01/21)(a)	USD	100	97,250
9.00%, 07/15/23 (Call 07/15/20)(a)	USD	250	262,500
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(a)	USD	100	103,500
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)	USD	90	89,438

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)	USD	85	$84,575
TreeHouse Foods Inc., 6.00%, 02/15/24 (Call 02/15/19)(a)(b)	USD	175	174,562
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	USD	75	69,938
Tribune Media Co., 5.88%, 07/15/22 (Call 11/13/18)(b)	USD	200	203,250
Triumph Group Inc., 7.75%, 08/15/25 (Call 08/15/20)	USD	67	62,980
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)(b)	USD	75	65,719
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(b)	USD	125	113,984
U.S. Steel Corp. 6.25%, 03/15/26 (Call 03/15/21)	USD	90	84,825
6.88%, 08/15/25 (Call 08/15/20)	USD	150	147,000
Ultra Resources Inc. 6.88%, 04/15/22 (Call 04/15/19)(a)(b)	USD	125	71,875
7.13%, 04/15/25 (Call 04/15/20)(a)(b)	USD	115	50,600
United Continental Holdings Inc., 4.25%, 10/01/22(b)	USD	100	97,994
United Rentals North America Inc. 4.63%, 07/15/23 (Call 12/03/18)(b)	USD	200	198,325
4.63%, 10/15/25 (Call 10/15/20)(b)	USD	130	120,181
4.88%, 01/15/28 (Call 01/15/23)	USD	300	270,285
5.50%, 07/15/25 (Call 07/15/20)	USD	150	146,625
5.50%, 05/15/27 (Call 05/15/22)	USD	180	170,764
5.75%, 11/15/24 (Call 05/15/19)(b)	USD	125	125,469
5.88%, 09/15/26 (Call 09/15/21)	USD	225	220,050
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 6.00%, 04/15/23 (Call 12/03/18)(a)	USD	100	96,000
7.13%, 12/15/24 (Call 12/15/19)(a)	USD	125	110,804
8.25%, 10/15/23 (Call 04/15/19)	USD	200	188,500
Univision Communications Inc. 5.13%, 05/15/23 (Call 12/03/18)(a)(b)	USD	200	188,400
5.13%, 02/15/25 (Call 02/15/20)(a)(b)	USD	275	253,000
Vantiv LLC/Vanity Issuer Corp., 3.88%, 11/15/25 (Call 11/15/20)(c)	GBP	100	124,389
VeriSign Inc. 4.63%, 05/01/23 (Call 12/03/18)	USD	200	199,975
4.75%, 07/15/27 (Call 07/15/22)	USD	100	94,030
5.25%, 04/01/25 (Call 01/01/25)	USD	50	49,875
Veritas U.S. Inc./Veritas Bermuda Ltd., 10.50%, 02/01/24 (Call 02/01/19)(a)(b)	USD	200	171,692
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)	USD	190	190,214
Vertiv Group Corp., 9.25%, 10/15/24 (Call 10/15/19)(a)(b)	USD	100	99,250
Viacom Inc. 5.88%, 02/28/57 (Call 02/28/22)(d)(e)	USD	125	120,114
6.25%, 02/28/57 (Call 02/28/27)(d)(e)	USD	125	120,000
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(a)	USD	140	132,608
Vistra Energy Corp. 5.88%, 06/01/23 (Call 12/03/18)	USD	100	101,484
7.38%, 11/01/22 (Call 12/03/18)	USD	275	285,656
7.63%, 11/01/24 (Call 11/01/19)	USD	244	258,628
Vistra Operations Co. LLC, 5.50%, 09/01/26 (Call 09/01/21)(a)	USD	190	186,410
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	USD	125	117,500
Voya Financial Inc., 5.65%, 05/15/53 (Call 05/15/23)(d)(e)	USD	150	148,339
Weatherford International LLC, 9.88%, 03/01/25 (Call 12/01/24)(a)(b)	USD	125	97,813

Security		Par/ Shares (000)	Value

United States (continued)
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)(b)	USD	130	$96,552
7.75%, 06/15/21 (Call 05/15/21)(b)	USD	145	120,531
8.25%, 06/15/23 (Call 03/15/23)(b)	USD	125	95,625
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	USD	210	209,475
5.38%, 08/15/26 (Call 08/15/21)(a)	USD	135	134,831
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)	USD	225	203,257
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	USD	425	392,594
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(b)	USD	150	151,312
6.25%, 04/01/23 (Call 01/01/23)(b)	USD	75	75,440
6.63%, 01/15/26 (Call 10/15/25)	USD	175	175,274
William Lyon Homes Inc., 5.88%, 01/31/25 (Call 01/31/20)	USD	100	88,125
Windstream Services LLC/Windstream Finance Corp.
8.63%, 10/31/25 (Call 10/31/20)(a)	USD	125	116,563
9.00%, 06/30/25 (Call 06/30/21)(a)	USD	211	151,920
10.50%, 06/30/24 (Call 06/30/20)(a)	USD	100	80,844
WMG Acquisition Corp., 4.13%, 11/01/24 (Call 11/01/19)(c)	EUR	90	105,938
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	USD	125	122,800
5.75%, 06/01/26 (Call 06/01/21)	USD	100	99,500
6.00%, 01/15/22 (Call 10/15/21)	USD	123	125,628
8.25%, 08/01/23 (Call 06/01/23)	USD	75	83,987
WR Grace & Co.-Conn, 5.13%, 10/01/21(a)	USD	150	151,125
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	USD	38	35,075
4.25%, 03/01/22 (Call 12/01/21)	USD	56	54,051
4.50%, 04/01/27 (Call 01/01/27)	USD	75	69,384
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)(b)	USD	100	94,813
5.25%, 05/15/27 (Call 02/15/27)(a)	USD	175	157,891
5.50%, 03/01/25 (Call 12/01/24)(a)	USD	325	309,156
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/19)(a)(b)	USD	75	76,950
6.50%, 06/15/22 (Call 12/03/18)(a)	USD	212	217,035
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(a)	USD	325	318,565
6.00%, 04/01/23 (Call 12/03/18)	USD	275	280,457
6.38%, 05/15/25 (Call 05/15/20)	USD	175	179,156

			137,504,320
Venezuela — 0.2%
Citgo Holding Inc., 10.75%, 02/15/20(a)	USD	375	391,875

Total Corporate Bonds & Notes — 97.4% (Cost: $214,814,151)			205,879,943

Short-Term Investments

Money Market Funds — 19.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.36%(i)(j)(k)		38,617	38,624,287

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2018	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.11%(i)(j)	2,804	$2,804,001

		41,428,288

Total Short-Term Investments — 19.6%
(Cost: $41,423,199)		41,428,288

Total Investments in Securities — 117.0%
(Cost: $256,237,350)		247,308,231

Other Assets, Less Liabilities — (17.0)%		(35,955,140)

Net Assets — 100.0%		$211,353,091

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date. Reference index and spread are provided if the rate is currently floating.

(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	Issuer is in default of interest payments.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Perpetual security with no stated maturity date.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.
(k)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/17 (000)	Net Activity (000)	Shares Held at 10/31/18 (000)	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	35,102	3,515	38,617	$38,624,287	$239,272	(b)	$ (1,590)	$2,249
BlackRock Cash Funds: Treasury, SL Agency Shares	1,574	1,230	2,804	2,804,001	27,648		—	—

				$41,428,288	$266,920		$ (1,590)	$2,249

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$205,879,943	$—	$205,879,943
Money Market Funds	41,428,288	—	—	41,428,288

	$41,428,288	$205,879,943	$—	$247,308,231

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Statements of Assets and Liabilities

October 31, 2018

	iShares Emerging Markets High Yield Bond ETF	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$390,406,298	$64,283,656	$70,710,296	$416,128,363
Affiliated(c)	3,376,183	12,873	5,101,366	34,679
Cash	34,341	—	—	—
Foreign currency, at value(d)	—	1,022,762	—	2,686,174
Receivables:
Investments sold	—	3,570,702	793,994	8,889,914
Securities lending income — Affiliated	—	—	2,281	—
Dividends	8,418	6	338	5,869
Interest	5,729,941	933,281	875,028	7,237,349

Total assets	399,555,181	69,823,280	77,483,303	434,982,348

LIABILITIES
Collateral on securities loaned, at value	—	—	4,763,910	—
Deferred foreign capital gain tax	—	—	—	2,665
Payables:
Investments purchased	792,226	2,753,677	1,173,542	11,139,325
Capital shares redeemed	26,291	742	—	—
Securities related to in-kind transactions	—	1,184,838	—	—
Investment advisory fees	195,199	26,258	30,488	108,296

Total liabilities	1,013,716	3,965,515	5,967,940	11,250,286

NET ASSETS	$398,541,465	$65,857,765	$71,515,363	$423,732,062

NET ASSETS CONSIST OF:
Paid-in capital	$463,192,262	$73,593,068	$75,497,448	$482,461,808
Accumulated loss	(64,650,797)	(7,735,303)	(3,982,085)	(58,729,746)

NET ASSETS	$398,541,465	$65,857,765	$71,515,363	$423,732,062

Shares outstanding	8,800,000	1,300,000	1,500,000	9,800,000

Net asset value	$45.29	$50.66	$47.68	$43.24

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$—	$4,434,098	$—
(b) Investments, at cost — Unaffiliated	$432,311,097	$70,230,118	$74,655,393	$462,701,853
(c) Investments, at cost — Affiliated	$3,376,183	$12,873	$5,100,851	$34,679
(d) Foreign currency, at cost	$—	$1,043,285	$—	$2,738,137

See notes to financial statements.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2018

iShares US & Intl High Yield Corp Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$205,879,943
Affiliated(c)	41,428,288
Foreign currency, at value(d)	794,778
Receivables:
Investments sold	2,111,549
Securities lending income — Affiliated	18,566
Dividends	4,830
Interest	3,203,666

Total assets	253,441,620

LIABILITIES
Collateral on securities loaned, at value	38,620,481
Payables:
Investments purchased	3,395,393
Investment advisory fees	72,655

Total liabilities	42,088,529

NET ASSETS	$211,353,091

NET ASSETS CONSIST OF:
Paid-in capital	$221,619,323
Accumulated loss	(10,266,232)

NET ASSETS	$211,353,091

Shares outstanding	4,400,000

Net asset value	$48.03

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$36,509,253
(b) Investments, at cost — Unaffiliated	$214,814,151
(c) Investments, at cost — Affiliated	$41,423,199
(d) Foreign currency, at cost	$809,910

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Operations

Year Ended October 31, 2018

	iShares Emerging Markets High Yield Bond ETF	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

INVESTMENT INCOME
Dividends —Affiliated	$70,383	$355	$18,519	$15,910
Interest — Unaffiliated	31,453,628	3,138,147	4,021,376	25,374,641
Securities lending income — Affiliated — net	—	—	32,088	—
Other income — Unaffiliated	9,185	18,448	8,075	—
Foreign taxes withheld	(1,487)	—	—	(373,218)
Other foreign taxes	—	—	—	(53)

Total investment income	31,531,709	3,156,950	4,080,058	25,017,280

EXPENSES
Investment advisory fees	2,809,735	386,226	419,163	1,603,499
Proxy fees	28	7	8	27

Total expenses	2,809,763	386,233	419,171	1,603,526

Less:
Investment advisory fees waived	—	—	—	(51,344)

Total expenses after fees waived	2,809,763	386,233	419,171	1,552,182

Net investment income	28,721,946	2,770,717	3,660,887	23,465,098

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(8,434,273)	(851,342)	(339,401)	(20,420,871)
Investments — Affiliated	—	—	276	—
In-kind redemptions — Unaffiliated	(6,949,726)	(660,020)	(754,546)	(223,151)
Foreign currency transactions	—	47,196	(4)	(1,811,276)
Payment by affiliate	34,341	—	—	—

Net realized loss	(15,349,658)	(1,464,166)	(1,093,675)	(22,455,298)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(47,772,345)	(5,987,224)	(5,355,868)	(39,380,748)
Investments — Affiliated	—	—	332	—
Foreign currency translations	—	(37,153)	—	100,721

Net change in unrealized appreciation (depreciation)	(47,772,345)	(6,024,377)	(5,355,536)	(39,280,027)

Net realized and unrealized loss	(63,122,003)	(7,488,543)	(6,449,211)	(61,735,325)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,400,057)	$(4,717,826)	$(2,788,324)	$(38,270,227)

(a) Net of foreign capital gain tax of	$—	$—	$—	$70,358
(b) Net of deferred foreign capital gain tax of	$(40,799)	$—	$(9,938)	$(70,130)

See notes to financial statements.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2018

iShares US & Intl High Yield Corp Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$27,648
Interest — Unaffiliated	11,463,754
Securities lending income — Affiliated — net	239,272
Other income — Unaffiliated	49,368

Total investment income	11,780,042

EXPENSES
Investment advisory fees	880,452
Proxy fees	20

Total expenses	880,472

Net investment income	10,899,570

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	419,427
Investments — Affiliated	(1,590)
In-kind redemptions — Unaffiliated	549,606
Foreign currency transactions	64,799

Net realized gain	1,032,242

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(13,590,078)
Investments — Affiliated	2,249
Foreign currency translations	(59,091)

Net change in unrealized appreciation (depreciation)	(13,646,920)

Net realized and unrealized loss	(12,614,678)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,715,108)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets

	iShares Emerging Markets High Yield Bond ETF		iShares International High Yield Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/18	10/31/17	10/31/18	10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,721,946	$16,846,179	$2,770,717	$2,700,220
Net realized gain (loss)	(15,349,658)	552,028	(1,464,166)	(10,896,036)
Net change in unrealized appreciation (depreciation)	(47,772,345)	5,173,447	(6,024,377)	14,689,684

Net increase (decrease) in net assets resulting from operations	(34,400,057)	22,571,654	(4,717,826)	6,493,868

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(27,754,319)	(16,158,680)	—	(622,289)
Return of capital	—	—	—	(142,861)

Decrease in net assets resulting from distributions to shareholders	(27,754,319)	(16,158,680)	—	(765,150)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(164,171,431)	511,023,559	(19,584,391)	(70,364,903)

NET ASSETS(b)
Total increase (decrease) in net assets	(226,325,807)	517,436,533	(24,302,217)	(64,636,185)
Beginning of year	624,867,272	107,430,739	90,159,982	154,796,167

End of year	$398,541,465	$624,867,272	$65,857,765	$90,159,982

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares J.P. Morgan EM Corporate Bond ETF		iShares J.P. Morgan EM Local Currency Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/18	10/31/17	10/31/18	10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,660,887	$2,870,645	$23,465,098	$15,037,672
Net realized gain (loss)	(1,093,675)	724,414	(22,455,298)	(18,771,612)
Net change in unrealized appreciation (depreciation)	(5,355,536)	1,273,020	(39,280,027)	7,394,809

Net increase (decrease) in net assets resulting from operations	(2,788,324)	4,868,079	(38,270,227)	3,660,869

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,577,391)	(2,731,913)	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,387,512)	52,374,235	152,785,390	(145,854,394)

NET ASSETS(b)
Total increase (decrease) in net assets	(15,753,227)	54,510,401	114,515,163	(142,193,525)
Beginning of year	87,268,590	32,758,189	309,216,899	451,410,424

End of year	$71,515,363	$87,268,590	$423,732,062	$309,216,899

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income (accumulated net investment loss) has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Statements of Changes in Net Assets (continued)

	iShares US & Intl High Yield Corp Bond ETF
	Year Ended	Year Ended
	10/31/18	10/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,899,570	$8,545,329
Net realized gain	1,032,242	1,097,777
Net change in unrealized appreciation (depreciation)	(13,646,920)	6,304,984

Net increase (decrease) in net assets resulting from operations	(1,715,108)	15,948,090

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(11,429,826)	(7,410,092)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,395,402	108,017,781

NET ASSETS(b)
Total increase (decrease) in net assets	(2,749,532)	116,555,779
Beginning of year	214,102,623	97,546,844

End of year	$211,353,091	$214,102,623

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Emerging Markets High Yield Bond ETF

	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$50.60		$49.97	$46.82	$51.03	$50.90

Net investment income(a)	2.44		2.87	3.03	2.99	2.93
Net realized and unrealized gain (loss)(b)	(5.40)		0.77	3.25	(4.11)	0.15

Net increase (decrease) from investment operations	(2.96)		3.64	6.28	(1.12)	3.08

Distributions(c)
From net investment income	(2.35)		(3.01)	(3.13)	(3.09)	(2.95)

Total distributions	(2.35)		(3.01)	(3.13)	(3.09)	(2.95)

Net asset value, end of year	$45.29		$50.60	$49.97	$46.82	$51.03

Total Return
Based on net asset value	(5.96	)%(d)	7.60%	14.02%	(2.13)%	6.24%

Ratios to Average Net Assets
Total expenses	0.50%		0.50%	0.50%	0.55%	0.65%

Net investment income	5.11%		5.73%	6.35%	6.29%	5.78%

Supplemental Data
Net assets, end of year (000)	$398,541		$624,867	$107,431	$159,199	$199,005

Portfolio turnover rate(e)	19%		25%	29%	39%	24%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International High Yield Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$53.04	$46.91	$46.44	$52.90	$56.84

Net investment income(a)	1.54	1.77	1.82	1.84	2.43
Net realized and unrealized gain (loss)(b)	(3.92)	4.85	(0.47)	(6.57)	(3.55)

Net increase (decrease) from investment operations	(2.38)	6.62	1.35	(4.73)	(1.12)

Distributions(c)
From net investment income	—	(0.40)	(0.26)	(0.05)	(2.82)
From net realized gain	—	—	—	(0.02)	—
Return of capital	—	(0.09)	(0.62)	(1.66)	—

Total distributions	—	(0.49)	(0.88)	(1.73)	(2.82)

Net asset value, end of year	$50.66	$53.04	$46.91	$46.44	$52.90

Total Return
Based on net asset value	(4.49)%	14.21%	2.95%	(9.02)%	(2.20)%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.51%	0.55%	0.55%

Total expenses after fees waived	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	2.87%	3.62%	3.93%	3.85%	4.25%

Supplemental Data
Net assets, end of year (000)	$65,858	$90,160	$154,796	$185,756	$142,827

Portfolio turnover rate(d)	31%	49%	24%	28%	25%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$51.33	$50.40	$48.21	$51.18	$50.48

Net investment income(a)	2.16	2.10	2.19	2.19	2.01
Net realized and unrealized gain (loss)(b)	(3.70)	0.90	2.18	(3.02)	0.75

Net increase (decrease) from investment operations	(1.54)	3.00	4.37	(0.83)	2.76

Distributions(c)
From net investment income	(2.11)	(2.07)	(2.18)	(2.14)	(2.06)

Total distributions	(2.11)	(2.07)	(2.18)	(2.14)	(2.06)

Net asset value, end of year	$47.68	$51.33	$50.40	$48.21	$51.18

Total Return
Based on net asset value	(3.09)%	6.14%	9.33%	(1.62)%	5.61%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.53%	0.60%

Net investment income	4.37%	4.16%	4.51%	4.47%	3.99%

Supplemental Data
Net assets, end of year (000)	$71,515	$87,269	$32,758	$28,929	$25,591

Portfolio turnover rate(d)	16%	62%	22%	11%	20%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16		Year Ended 10/31/15		Year Ended 10/31/14

Net asset value, beginning of year	$46.85	$45.14	$41.31		$48.74		$50.66

Net investment income(a)	2.87	2.29	1.94		2.03		2.26
Net realized and unrealized gain (loss)(b)	(6.48)	(0.58)	1.89		(8.87)		(2.84)

Net increase (decrease) from investment operations	(3.61)	1.71	3.83		(6.84)		(0.58)

Distributions(c)
From net investment income	—	—	—		—		(1.31)
Return of capital	—	—	—		(0.59)		(0.03)

Total distributions	—	—	—		(0.59)		(1.34)

Net asset value, end of year	$43.24	$46.85	$45.14		$41.31		$48.74

Total Return
Based on net asset value	(7.71)%	3.79%	9.06	%(d)	(13.99	)%(d)	(1.14)%

Ratios to Average Net Assets
Total expenses	0.42%	0.50%	0.50%		0.53%		0.60%

Total expenses after fees waived	0.41%	0.50%	0.50%		0.50%		0.59%

Net investment income	6.19%	5.04%	4.56%		4.63%		4.56%

Supplemental Data
Net assets, end of year (000)	$423,732	$309,217	$451,410		$520,532		$584,857

Portfolio turnover rate(e)	51%	97%	59%		46%		43%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the years ended October 31, 2016 and October 31, 2015 were 9.27% and (14.16)%, respectively.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/14

Net asset value, beginning of year	$50.98	$48.77	$47.57	$52.00	$53.50

Net investment income(a)	2.46	2.45	2.55	2.56	2.84
Net realized and unrealized gain (loss)(b)	(2.80)	2.08	0.57	(4.76)	(1.28)

Net increase (decrease) from investment operations	(0.34)	4.53	3.12	(2.20)	1.56

Distributions(c)
From net investment income	(2.61)	(2.32)	(1.92)	(2.23)	(3.06)

Total distributions	(2.61)	(2.32)	(1.92)	(2.23)	(3.06)

Net asset value, end of year	$48.03	$50.98	$48.77	$47.57	$52.00

Total Return
Based on net asset value	(0.71)%	9.58%	6.82%	(4.32)%	2.91%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.51%	0.55%	0.55%

Total expenses after fees waived	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	4.95%	4.93%	5.44%	5.18%	5.31%

Supplemental Data
Net assets, end of year (000)	$211,353	$214,103	$97,547	$118,931	$104,002

Portfolio turnover rate(d)	20%	22%	24%	21%	21%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Emerging Markets High Yield Bond	Non-diversified
International High Yield Bond	Diversified
J.P. Morgan EM Corporate Bond	Diversified
J.P. Morgan EM Local Currency Bond	Non-diversified
US & Intl High Yield Corp Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

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Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
J.P. Morgan EM Corporate Bond
Barclays Bank PLC	$192,000	$192,000		$—	$—
Barclays Capital Inc.	210,000	210,000		—	—
Citigroup Global Markets Inc.	98,875	98,875		—	—
HSBC Securities (USA) Inc.	203,750	203,750		—	—
Jefferies LLC	1,957,566	1,957,566		—	—
JPMorgan Securities LLC	148,711	148,711		—	—
Morgan Stanley & Co. LLC	1,282,906	1,282,906		—	—
Nomura Securities International Inc.	204,792	204,792		—	—
Wells Fargo Securities LLC	135,498	135,498		—	—

	$4,434,098	$4,434,098		$—	$—

US & Intl High Yield Corp Bond
Barclays Bank PLC	$2,280,407	$2,280,407		$—	$—
Barclays Capital Inc.	6,147,134	6,147,134		—	—
BNP Paribas New York Branch	299,773	299,773		—	—
BNP Paribas Prime Brokerage International Ltd.	545,663	545,663		—	—
Citigroup Global Markets Inc.	3,096,972	3,096,972		—	—
Credit Suisse Securities (USA) LLC	560,792	560,792		—	—
Deutsche Bank Securities Inc.	865,307	865,307		—	—
Goldman Sachs &Co.	12,031,862	12,031,862		—	—
HSBC Securities (USA) Inc.	162,900	162,900		—	—
Jefferies LLC	214,025	214,025		—	—
JPMorgan Securities LLC	5,224,854	5,224,854		—	—
Merrill Lynch, Pierce, Fenner & Smith	485,900	485,900		—	—
Morgan Stanley & Co. LLC	3,892,954	3,892,954		—	—
Nomura Securities International Inc.	700,710	700,710		—	—

	$36,509,253	$36,509,253		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an

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Notes to Financial Statements (continued)

investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Emerging Markets High Yield Bond	0.50%
International High Yield Bond	0.40
J.P. Morgan EM Corporate Bond	0.50
J.P. Morgan EM Local Currency Bond	0.30
US & Intl High Yield Corp Bond	0.40

Prior to June 26, 2018, for its investment advisory services to the iShares J.P. Morgan EM Local Currency Bond ETF, BFA was entitled to an annual investment advisory fee of 0.50%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. Effective June 1, 2018, BFA contractually agreed to waive a portion of its investment advisory fee for the iShares J.P. Morgan EM Local Currency Bond ETF through May 30, 2023 such that the Fund’s total annual operating expenses after fee waiver will not exceed 0.30% of average daily net assets. The contractual waiver for the Fund was terminated effective June 26, 2018, pursuant to a written agreement between the Company and BFA and in conjunction with the permanent annual advisory fee reduction for the Fund from 0.50% to 0.30%.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares J.P. Morgan EM Local Currency Bond ETF, iShares International High Yield Bond ETF and iShares US & Intl High Yield Corp Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
J.P. Morgan EM Corporate Bond	$8,905
US & Intl High Yield Corp Bond	68,038

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

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Notes to Financial Statements (continued)

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Emerging Markets High Yield Bond	$1,862,303	$1,568,556
International High Yield Bond	1,632,729	2,085,904
US & Intl High Yield Corp Bond	625,262	2,367,345

During the year ended October 31, 2018, iShares Emerging Markets High Yield Bond ETF received a reimbursement of $34,341 from an affiliate, which is included in payment by affiliate in the statement of operations, relating to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, including TBA rolls and excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Emerging Markets High Yield Bond	$158,564,187	$101,070,497
International High Yield Bond	33,755,205	28,598,396
J.P. Morgan EM Corporate Bond	14,940,345	13,167,990
J.P. Morgan EM Local Currency Bond	361,152,719	188,637,841
US & Intl High Yield Corp Bond	49,804,047	43,324,450

For the year ended October 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Emerging Markets High Yield Bond	$77,818,492	$287,128,760
International High Yield Bond	14,510,376	34,239,460
J.P. Morgan EM Corporate Bond	4,925,840	13,901,837
J.P. Morgan EM Local Currency Bond	27,991,319	24,465,479
US & Intl High Yield Corp Bond	30,247,720	27,547,670

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2018, the following permanent differences attributable to undistributed capital gains and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Emerging Markets High Yield Bond	$(7,686,403)	$7,686,403
International High Yield Bond	(660,020)	660,020
J.P. Morgan EM Corporate Bond	(720,203)	720,203
J.P. Morgan EM Local Currency Bond	(447,168)	447,168
US & Intl High Yield Corp Bond	521,779	(521,779)

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Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/18	Year Ended 10/31/17
Emerging Markets High Yield Bond
Ordinary income	$27,754,319	$16,158,680

International High Yield Bond
Ordinary income	$—	$622,289
Return of capital	—	142,861

	$—	$765,150

J.P. Morgan EM Corporate Bond
Ordinary income	$3,577,391	$2,731,913

J.P. Morgan EM Local Currency Bond
Ordinary income	$—	$—

US & Intl High Yield Corp Bond
Ordinary income	$11,429,826	$7,410,092

As of October 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Total
Emerging Markets High Yield Bond	$5,073,329	$(24,416,137)	$(45,307,989)	$(64,650,797)
International High Yield Bond	1,938,517	(3,667,432)	(6,006,388)	(7,735,303)
J.P. Morgan EM Corporate Bond	321,651	(327,184)	(3,976,552)	(3,982,085)
J.P. Morgan EM Local Currency Bond	12,577,739	(11,278,388)	(60,029,097)	(58,729,746)
US & Intl High Yield Corp Bond	1,815,708	(3,076,912)	(9,005,028)	(10,266,232)

(a)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the accrual of income on securities in default.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Emerging Markets High Yield Bond	$24,416,137
International High Yield Bond	3,667,432
J.P. Morgan EM Corporate Bond	327,184
J.P. Morgan EM Local Currency Bond	11,278,388
US & Intl High Yield Corp Bond	3,076,912

For the year ended October 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
International High Yield Bond	$27,057
US & Intl High Yield Corp Bond	73,135

As of October 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets High Yield Bond	$436,568,976	$417,826	$(43,204,321)	$(42,786,495)
International High Yield Bond	70,249,259	269,140	(6,221,870)	(5,952,730)
J.P. Morgan EM Corporate Bond	79,788,214	283,742	(4,260,294)	(3,976,552)
J.P. Morgan EM Local Currency Bond	476,064,370	2,068,591	(61,969,919)	(59,901,328)
US & Intl High Yield Corp Bond	256,275,060	1,560,714	(10,527,543)	(8,966,829)

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Notes to Financial Statements (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their price more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
Emerging Markets High Yield Bond
Shares sold	2,900,000	$140,178,128	10,750,000	$537,703,198
Shares redeemed	(6,450,000)	(304,349,559)	(550,000)	(26,679,639)

Net increase (decrease)	(3,550,000)	$(164,171,431)	10,200,000	$511,023,559

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Notes to Financial Statements  (continued)

	Year Ended 10/31/18		Year Ended 10/31/17
iShares ETF	Shares	Amount	Shares	Amount
International High Yield Bond
Shares sold	300,000	$16,483,746	400,000	$21,160,679
Shares redeemed	(700,000)	(36,068,137)	(2,000,000)	(91,525,582)

Net decrease	(400,000)	$(19,584,391)	(1,600,000)	$(70,364,903)

J.P. Morgan EM Corporate Bond
Shares sold	100,000	$5,051,273	1,100,000	$54,867,601
Shares redeemed	(300,000)	(14,438,785)	(50,000)	(2,493,366)

Net increase (decrease)	(200,000)	$(9,387,512)	1,050,000	$52,374,235

J.P. Morgan EM Local Currency Bond
Shares sold	4,400,000	$206,994,308	1,800,000	$84,085,442
Shares redeemed	(1,200,000)	(54,208,918)	(5,200,000)	(229,939,836)

Net increase (decrease)	3,200,000	$152,785,390	(3,400,000)	$(145,854,394)

US & Intl High Yield Corp Bond
Shares sold	800,000	$40,180,000	2,600,000	$127,668,202
Shares redeemed	(600,000)	(29,784,598)	(400,000)	(19,650,421)

Net increase	200,000	$10,395,402	2,200,000	$108,017,781

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the statement of assets and liabilities, statement of changes in net assets and notes to the financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

iShares ETF	Net Investment Income	Return of capital
Emerging Markets High Yield Bond	$16,158,680	$—
International High Yield Bond	622,289	142,861
J.P. Morgan EM Corporate Bond	2,731,913	—
US & Intl High Yield Corp Bond	7,410,092	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

Undistributed (distributions in excess of) net investment income as of October 31, 2017 are as follows:

iShares ETF	Undistributed (distributions in excess of) net investment income
Emerging Markets High Yield Bond	$1,549,867
International High Yield Bond	—
J.P. Morgan EM Corporate Bond	238,159
J.P. Morgan EM Local Currency Bond	(1,874)
US & Intl High Yield Corp Bond	1,939,840

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Emerging Markets High Yield Bond ETF,

iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF,

iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Emerging Markets High Yield Bond ETF, iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	77

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets High Yield Bond	$31,077,235	$1,487
International High Yield Bond	2,840,823	—
J.P. Morgan EM Corporate Bond	3,940,160	—
J.P. Morgan EM Local Currency Bond	25,374,643	443,629

For the fiscal year ended October 31, 2018, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
US & Intl High Yield Corp Bond	$5,642,296

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2018:

iShares ETF	Federal Obligation Interest
Emerging Markets High Yield Bond	$31,928
International High Yield Bond	151
J.P. Morgan EM Corporate Bond	8,329
J.P. Morgan EM Local Currency Bond	7,358
US & Intl High Yield Corp Bond	12,782

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

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Board Review and Approval of Investment Advisory Contract

I. iShares Emerging Markets High Yield Bond ETF and iShares J.P. Morgan EM Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares International High Yield Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment

80	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

III. iShares J.P. Morgan EM Local Currency Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The

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Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the

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15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that during the June 12-14, 2018 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that, should additional material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

IV. iShares US & Intl High Yield Corp Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary

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to evaluate the Advisory Agreements. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Emerging Markets High Yield Bond	$2.351965	$—	$—	$2.351965	100%	—%	—%	100%
J.P. Morgan EM Corporate Bond	2.106337	—	—	2.106337	100	—	—	100
US & Intl High Yield Corp Bond	2.605580	—	—	2.605580	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Emerging Markets High Yield Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	13	0.90%
Greater than 0.5% and Less than 1.0%	273	18.87
Greater than 0.0% and Less than 0.5%	884	61.08
At NAV	13	0.90
Less than 0.0% and Greater than –0.5%	235	16.24
Less than –0.5% and Greater than –1.0%	24	1.66
Less than –1.0% and Greater than –1.5%	5	0.35

	1,447	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	87

Supplemental Information (unaudited)  (continued)

iShares International High Yield Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	4	0.28
Greater than 1.5% and Less than 2.0%	18	1.24
Greater than 1.0% and Less than 1.5%	68	4.70
Greater than 0.5% and Less than 1.0%	466	32.20
Greater than 0.0% and Less than 0.5%	731	50.52
At NAV	7	0.48
Less than 0.0% and Greater than –0.5%	128	8.85
Less than –0.5% and Greater than –1.0%	19	1.31
Less than –1.0% and Greater than –1.5%	1	0.07

	1,447	100.00%

iShares J.P. Morgan EM Corporate Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.21%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	4	0.28
Greater than 3.5% and Less than 4.0%	19	1.31
Greater than 3.0% and Less than 3.5%	10	0.69
Greater than 2.5% and Less than 3.0%	6	0.41
Greater than 2.0% and Less than 2.5%	10	0.69
Greater than 1.5% and Less than 2.0%	19	1.31
Greater than 1.0% and Less than 1.5%	127	8.78
Greater than 0.5% and Less than 1.0%	165	11.40
Greater than 0.0% and Less than 0.5%	606	41.88
At NAV	12	0.83
Less than 0.0% and Greater than –0.5%	228	15.76
Less than –0.5% and Greater than –1.0%	97	6.70
Less than –1.0% and Greater than –1.5%	78	5.39
Less than –1.5% and Greater than –2.0%	31	2.14
Less than –2.0% and Greater than –2.5%	24	1.66
Less than –2.5% and Greater than –3.0%	4	0.28
Less than –3.0% and Greater than –3.5%	3	0.21

	1,447	100.00%

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Supplemental Information (unaudited) (continued)

iShares J.P. Morgan EM Local Currency Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.14%
Greater than 1.5% and Less than 2.0%	7	0.48
Greater than 1.0% and Less than 1.5%	94	6.50
Greater than 0.5% and Less than 1.0%	144	9.95
Greater than 0.0% and Less than 0.5%	724	50.04
At NAV	14	0.97
Less than 0.0% and Greater than –0.5%	403	27.85
Less than –0.5% and Greater than –1.0%	51	3.52
Less than –1.0% and Greater than –1.5%	7	0.48
Less than –3.0% and Greater than –3.5%	1	0.07

	1,447	100.00%

iShares US & Intl High Yield Corp Bond ETF

Period Covered: January 01, 2013 through September 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	6	0.41
Greater than 1.0% and Less than 1.5%	85	5.87
Greater than 0.5% and Less than 1.0%	400	27.64
Greater than 0.0% and Less than 0.5%	767	53.02
At NAV	6	0.41
Less than 0.0% and Greater than –0.5%	118	8.15
Less than –0.5% and Greater than –1.0%	50	3.46
Less than –1.0% and Greater than –1.5%	13	0.90
Less than –1.5% and Greater than –2.0%	1	0.07

	1,447	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares Emerging Markets High Yield Bond ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

S U P P L E M E N T A L I N F O R M A T I O N	89

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017 was USD 61.41 thousand. This figure is comprised of fixed remuneration of USD 24.48 thousand and variable remuneration of USD 36.93 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 8.59 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.6 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of October 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	91

Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (75)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (59)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	93

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

Currency Abbreviations

ARS	Argentine peso

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

DOP	Dominican Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peru Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	New Russian Ruble

THB	Thai Baht

TRY	Turkish Lira

UYU	Uruguayan Peso

ZAR	South African Rand

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., Markit Indices Limited or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is October 31, 2018 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $77,500 for the fiscal year ended October 31, 2017 and $78,000 for the fiscal year ended October 31, 2018.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2017 and October 31, 2018 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $18,905 for the fiscal year ended October 31, 2017 and $18,905 for the fiscal year ended October 31, 2018. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2017 and October 31, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $18,905 for the fiscal year ended October 31, 2017 and $18,905 for the fiscal year ended October 31, 2018.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: December 28, 2018

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 28, 2018